Exhibit 10.2

JPMC Agreement Number 68593

MASTER AGREEMENT

THIS MASTER AGREEMENT (the “Master Agreement” and together with the Annex(s) and Collateral Documents (defined below) this “Agreement”) is entered into between JPMorgan Chase Bank, National Association, with headquarters in Columbus, Ohio, and Visa U.S.A. Inc. (“Visa”), a Delaware corporation, with offices located at 123 Mission Street, San Francisco, CA 94105 (each a “Party” and collectively the “Parties”).

Agreement Effective Date: January 1, 2005

VISA U.S.A. Inc.		JPMorgan Chase Bank, National Association

By:	/s/ KEVIN SCHULTZ	By:	/s/ DIANE ESHLEMAN
Name:	Kevin Schultz	Name:	Diane Eshleman
Title:	EVP	Title:	CPO

Date:	1/1/2005	Date:	1/1/2005

The Annex(s) (each, an “Annex”) checked in the table below are attached hereto and incorporated herein as of the date of this Master Agreement, whether or not separately executed:

☒	Services Annex

The Parties may agree to additional Annex(s) by signing documents that state that they are incorporated into this Agreement, each of which will be incorporated herein upon execution by the Parties.

BACKGROUND

Visa and its Affiliates (as defined below) are in the business of providing to other entities debit and credit card related products and services which may include card issuance, card processing, merchant acquisition and incentive funding. JPMorgan Chase Bank and its Affiliates (severally and collectively “JPMC”) may from time to time wish to obtain such products and services from Visa and its Affiliates. “Affiliate” of a Party, means any entity that Controls, is Controlled by, or is under common Control with the Party specified now as well as in the future. “Control” means the power, directly or indirectly, to direct or cause the direction of the management and policies of an entity through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, the Parties agree that Paymentech and Chase Merchant Services, and their successors in interest, are Affiliates of JPMorgan Chase.

JPMC and Visa have a special relationship, in that JPMC is a “Member” (i.e., owner) of Visa, and has agreed upon obtaining such membership to comply with certain obligations and has obtained certain rights under the By-laws and Operating Regulations (“Rules”) of Visa. JPMC and Visa are entering into this Master Agreement, together with Annexes and Collateral Documents for the purposes of agreeing to certain rights and obligations that are consistent with but supplemental to the Rules, or in some cases not covered by existing Rules.

This Agreement sets forth the master terms and conditions that will govern Visa's and Visa's Affiliates' relationship with JPMC for the products and services set forth in any applicable Annex(s) (“Products”). Each Party will name one of its employees as the primary liaison with the other party for each such Product (each a “Relationship Manager”).

NOW, THEREFORE, for and in consideration of the agreements set forth below, JPMC and Visa agree as follows:

1. Construction.

1.1. Annex(s). Each Annex(s) shall be deemed to incorporate by reference the terms and conditions of this Master Agreement and all exhibits, schedules and appendices attached hereto and incorporated herein (“Collateral Documents”) and shall constitute a separate and binding contract between the JPMC entity and the Visa entity that sign the Annex(s).

1.2. References. In this Agreement, the phrase “as part of the Services” means that the services described are included as a part of the Services (defined herein) for the fees specified and no additional charge shall be payable by JPMC in connection therewith; however, any failure to include a specific reference to, or mention of the phrase “as part of the Services” in connection with any services shall not imply or be construed to mean that the services described are not included as a part of the Services for the fees specified or that an additional charge may be payable by JPMC in connection therewith.

1.3. Headings. The Section and subsection headings of the Agreement are for reference and convenience only and shall not be considered in the interpretation of the Agreement.

2. Confidentiality.

2.1. Confidential Information. “Confidential Information” means with respect to:

(a) JPMC: all information disclosed by or through JPMC or its Affiliates to Visa, its Affiliates, any employee or independent contractor of Visa performing under the Agreement (“Subcontractor”) and any employee or independent contractor of any Subcontractor performing under the Agreement (collectively “Visa Personnel”) by reason of the relationship established by the Agreement as well as all information that is learned by Visa, its Affiliates, Visa Personnel or Subcontractor by reason of such relationship without JPMC's intentional disclosure of such information;

(b) Visa: all information disclosed by or through Visa to JPMC by reason of the relationship established by the Agreement as well as information that is learned by JPMC by reason of such relationship without Visa's intentional disclosure of such information; and

(c) each Party: the terms of the Agreement.

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2.2. General Confidentiality Obligations

(a) JPMC and Visa consider it mutually beneficial that, in connection with the transactions contemplated by this Agreement, (i) JPMC disclose its Confidential Information to Visa, and (ii) Visa disclose its Confidential Information to JPMC. Each of JPMC and Visa agree to treat the Confidential Information of the other Party as confidential and proprietary to such other Party in accordance with the terms and conditions of the Agreement. For purposes of the Agreement, the Party providing Confidential Information and such Party’s Affiliates, as applicable, shall be referred to as the “Disclosing Party,” and the Party receiving the Confidential Information and such Party’s Affiliates, as applicable, shall be referred to as the “Receiving Party.”

(b) Except as otherwise expressly permitted under the Agreement or set forth in any license granted by Visa to JPMC, the Receiving Party shall not (i) disclose, duplicate, copy, transmit or otherwise disseminate in any manner whatsoever any Confidential Information of the Disclosing Party; (ii) use the Confidential Information of the Disclosing Party (A) for the Receiving Party’s own benefit or the benefit of any third party, (B) to the Disclosing Party’s detriment or (C) for any purpose other than performance of the Disclosing Party’s obligations hereunder; (iii) commercially exploit any Confidential Information of the Disclosing Party or (iv) acquire any right in, or assert any lien against, the Confidential Information of the Disclosing Party.

(c) The Receiving Party may disclose relevant aspects of the Disclosing Party’s Confidential Information to the Receiving Party’s and its Affiliates’ officers, consultants, subcontractors, employees, attorneys and accountants to the extent that such disclosure is necessary for the performance of the Receiving Party’s obligations under the Agreement; provided that:

(i) the Receiving Party shall take all reasonable measures to ensure that the Confidential Information of the Disclosing Party is not disclosed or duplicated in contravention of the provisions of the Agreement by such officers, consultants, subcontractors, employees, attorneys and accountants;

(ii) the Receiving Party shall assume full responsibility for the acts or omissions of the parties receiving the Confidential Information from or through the Receiving Party; and

(iii) before disclosing any Confidential Information of the Disclosing Party, all such persons receiving Confidential Information shall (A) if not employees of the Receiving Party or otherwise legally bound by reason of their professional relationship with the Receiving Party, be subject to a written confidentiality agreement with the Receiving Party consistent with the terms of the Agreement, (B) have a need to know such Confidential Information for performance related to the Agreement and (C) have been informed of the confidential nature of the Confidential Information.

(d) The obligation to treat information as Confidential Information as provided by this Section 2.2 (General Confidentiality Obligations) shall not apply to information that (i) is publicly available through no action of the Receiving Party in violation of the Agreement, (ii) was in the Receiving Party’s possession prior to disclosure by the Disclosing Party, (iii) the Receiving Party can demonstrate to have been developed by the Receiving Party independently and without reference to any Confidential Information that the Disclosing Party has disclosed to the Receiving Party or (iv) was obtained by the

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Receiving Party from third parties not known to the Receiving Party to be bound by an obligation of confidentiality to the Disclosing Party.

(e) Upon termination of this Agreement or any applicable Annex(s), pursuant to which the Confidential Information was disclosed, or upon the Disclosing Party’s earlier request, the Receiving Party and its subcontractors shall promptly give over to the Disclosing Party, all of the Disclosing Party’s Confidential Information then in the Receiving Party’s or its subcontractors’ possession. The Receiving Party and its subcontractors shall retain no part or copy of any of the Disclosing Party’s Confidential Information and, if requested in writing, shall certify their respective compliance with the foregoing provision.

(f) The Receiving Party acknowledges that its obligations under the Agreement with regard to (i) trade secrets of the Disclosing Party shall remain in effect for as long as such information shall remain a trade secret under applicable law, and (ii) all other Confidential Information of the Disclosing Party shall remain in effect for a period of ** (**) years after the expiration or earlier termination of the applicable Annex(s) to which such other Confidential Information pertains.

(g) The Receiving Party acknowledges the competitive value and confidential nature of the Disclosing Party’s Confidential Information and that disclosure thereof to any third party could be harmful to the Disclosing Party, competitively and otherwise. If the Receiving Party, or any party to whom the Receiving Party transmits the Confidential Information pursuant to the Agreement, becomes legally compelled to disclose any of the Confidential Information, then the Receiving Party, to the extent permitted by law, shall provide the Disclosing Party with prompt written notice so that the Disclosing Party may seek a protective order or other appropriate remedy and shall cooperate with the Disclosing Party in seeking reasonable protective arrangements. If such protective order or other remedy is not obtained, then the Receiving Party shall furnish only that portion of the Confidential Information that, in the written opinion of its counsel, is legally required, and the Receiving Party shall exercise its reasonable best efforts to obtain reasonable assurance that confidential treatment shall be accorded to the Confidential Information. JPMC may disclose Visa's Confidential Information to any bank regulatory authority having jurisdiction over JPMC and requiring such Confidential Information without providing prior Notice to Visa.

(h) The Receiving Party acknowledges and agrees that, given the nature of the Confidential Information and the damage that may result to the Disclosing Party if information contained therein is disclosed to any third party in breach of the obligations set forth in the Agreement, money damages might not be a sufficient remedy for any breach of the Agreement by the Receiving Party, and that, in addition to all other remedies, the Disclosing Party shall be entitled to seek specific performance and injunctive or other equitable relief as deemed proper or necessary by a court of competent jurisdiction as a remedy for any such breach.

2.3. Unauthorized Acts. In the event of any unauthorized possession, use, knowledge, disclosure or attempt thereof with respect to any Confidential Information, or loss of, or inability to account for such Confidential Information, the Receiving Party shall to the extent permitted by law: (a) promptly notify the Disclosing Party; (b) promptly furnish to the Disclosing Party full details thereof, and use reasonable efforts to assist the Disclosing Party in investigating such event; (c) reasonably cooperate with the Disclosing Party in any litigation and investigation against third parties deemed necessary by the Disclosing Party to protect its proprietary rights in the Confidential Information; and (d) promptly use all reasonable efforts to prevent a recurrence of the unauthorized act or attempt. JPMC and Visa, shall each

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

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bear their own respective costs incurred as a result of compliance with this Section 2.3 (Unauthorized Acts).

3. Covenants.

3.1. Covenants. Visa covenants that: (a) Visa is a corporation, validly existing and in good standing under the laws of the State of Delaware; (b) Visa has all requisite corporate power and authority to execute, deliver and perform its obligations under the Agreement; (c) Visa is duly licensed, authorized or qualified to do business and is in good standing in every jurisdiction in which a license, authorization or qualification is required for the ownership or leasing of its assets or the transaction of business of the character transacted by it except where the failure to be so licensed, authorized or qualified would not have a material adverse effect on Visa's ability to fulfill its obligations under the Agreement; (d) Visa’s and Subcontractors’ performance of the Agreement shall not constitute (i) a violation of any judgment, order, or decree; (ii) a default under any material contract by which it or they are bound; (iii) an event that would, with notice and/or lapse of time, constitute such a default; or (iv) a violation of the Rules; (e) Visa shall not perform, or permit any Subcontractor to perform, its responsibilities under the Agreement with actual knowledge on the part of Visa that the manner in which such responsibilities are performed would cause JPMC to be in violation of any applicable foreign (including European Union and similar associations) and United States Federal, state and local laws, rules, agency actions and regulations, legislative enactments, policies, and all changes, supplements or replacements thereto and interpretations thereof that relate to the Services, and which govern the business of JPMC (“Applicable Law”); (f) Visa has not disclosed and will not disclose any JPMC Confidential Information in violation of this Agreement; (g) **.

3.2. Disclaimer. EXCEPT AS SPECIFIED IN THE AGREEMENT, NEITHER JPMC NOR VISA MAKES ANY WARRANTIES WITH RESPECT TO THE SERVICES AND EACH EXPLICITLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A SPECIFIC PURPOSE.

4. Indemnities. Visa agrees that **, then this Agreement **.

4.1. Indemnity by JPMC. As provided in the Rules (Section 2.05 of By-laws of Visa USA, Section 1.15 of Volume 1 of Visa USA Operating Regulations, or successor provisions) and Section 4.2.

4.2. Indemnity by Visa. Subject to the limitations contained in Section 5 (Limitations on Liability), Visa shall indemnify, hold harmless, and defend JPMC, and its directors, officers, employees, agents, and assigns, as applicable, in accordance with the procedures described in Section 4.3 hereof, as

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

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applicable (Indemnification Procedures), against all losses, liabilities, damages and claims, and all related costs and expenses (including reasonable fees, expenses and disbursements of attorneys, accountants and other experts and professionals, and costs, fees and expenses of investigation, litigation or other proceedings of any claim, default or assessment, settlement, judgment, interest, court costs and penalties) paid or payable to a third party (each a “Loss” and collectively “Losses”), limited as described herein, for the following events arising out of or in connection with this Agreement, the Services Annex or any Schedule thereto: (a) The death or bodily injury of any agent, employee, customer, contractor, business invitee or business visitor of JPMC, to the extent caused or contributed to by Visa’s, its Affiliates’, any Visa Personnel’s or any Subcontractor’s gross negligence or willful misconduct, but limited to JPMC’s Losses in connection therewith that are covered by Visa’s insurance; and (b) The damage, loss or destruction of any real or personal property owned or leased by JPMC to the extent caused or contributed to by Visa’s, its Affiliates’, any Visa Personnel’s or any Subcontractor’s gross negligence or willful misconduct, but limited to JPMC’s Losses in connection therewith that are covered by Visa’s insurance.

4.3.	Indemnification Procedures.

(a) If a notice of commencement or threatened commencement of a claim or cause of action is received by a Party entitled to indemnification under this Agreement (“Indemnified Party”), the Indemnified Party shall use reasonable efforts to give Notice thereof (“Indemnification Notice”) to the Party that is obligated to provide indemnification (“Indemnifying Party”) promptly, but no later than thirty (30) business days after the Indemnified Party’s receipt of the notice of commencement or threatened commencement of the claim or cause of action, but in any event no less than fifteen (15) business days before the date on which a response or summons in connection therewith is due. The Indemnified Party’s failure to provide the Indemnification Notice within the time frame as provided herein shall not affect the Indemnifying Party’s indemnification obligations hereunder except to the extent the Indemnifying Party was materially prejudiced as a result of such failure.

(b) Within fifteen (15) calendar days after the Indemnifying Party’s receipt of an Indemnification Notice, but in no event later than ten (10) calendar days before the date on which a response to a complaint or summons in connection therewith is due (as such date may be extended by agreement between the Indemnified Party or Indemnifying Party and counsel for the plaintiff), the Indemnifying Party shall notify the Indemnified Party, in writing, if the Indemnifying Party acknowledges its indemnification obligations and elects to assume control of the defense and settlement of such claim or cause of action (“Election Notice”). If the Indemnifying Party delivers an Election Notice within the required time period, then the Indemnifying Party shall immediately take control of the defense and investigation of such claim or cause of action and select and engage counsel reasonably satisfactory to the Indemnified Party to handle and defend the claim or the cause of action, at the Indemnifying Party’s sole cost and expense. If the Indemnifying Party fails to deliver an Election Notice within the required time period, or delivers an Election Notice within the required time period but does not promptly take control of the defense and investigation of such claim or cause of action and select and engage counsel reasonably satisfactory to the Indemnified Party to handle and defend the claim or cause of action within thirty (30) calendar days but no less than ten (10) calendar days before the date on which a response to a complaint or summons in connection therewith is due, then the Indemnified Party shall have the right to defend the Loss in such manner as it may deem appropriate, and if the Loss is one for which the Indemnifying Party is liable under this Agreement, at the sole cost and expense of the Indemnifying Party (including payment of any judgment or award and the costs of settlement or compromise of the claim or cause of action), and the Indemnifying Party shall promptly reimburse the Indemnified Party for all such costs and expenses,

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including payment of any judgment or award and the costs of settlement or compromise of the claim or the cause of action, all up to any limit on that liability under this Agreement.

(c) The Indemnified Party shall cooperate in all reasonable respects with the Indemnifying Party and its counsel in the investigation, trial and defense of such claim or cause of action and any appeal arising therefrom; provided, however, that the Indemnified Party may, at its own cost and expense, participate, through the Indemnified Party’s own counsel or otherwise, in the investigation, trial and defense of such claim or cause of action; and any appeal arising therefrom.

(d) The Indemnifying Party shall not settle any claim or cause of action for which indemnity may be sought hereunder, without the Indemnified Party’s prior written consent. The Indemnified Party agrees to not unreasonably withhold, delay or condition its consent to any such proposed settlement; provided that (i) such proposed settlement does not involve a remedy other than the payment of money by the Indemnifying Party; (ii) all plaintiffs or claimants agree to release unconditionally the Indemnified Party from any responsibility or liability with respect to the subject matter thereof and any related facts or circumstances; and (iii) the proposed settlement does not result in any harm to the Indemnified Party’s reputation.

5. Limitations on Liability; Patent License.

5.1. Visa agrees that **, then this Agreement **.

5.2. Patent License. Visa grants to JPMC a perpetual (for so long as JPMC is a Member of Visa), non-exclusive, U.S.-only license in, to and under Visa's patents for use in connection only with any Visa-branded or operated payment systems, products or services, and under the same terms and conditions as applicable to any Member of Visa.

6.	Term; Termination.

6.1. Term. This Master Agreement is effective from the Agreement Effective Date until terminated in accordance with this Agreement (“Agreement Term”). Upon expiration or termination of the Agreement Term, the Parties shall not execute any new Annex(s); however, this Master Agreement shall remain in full force and effect for each then outstanding Annex(s) until the termination or expiration of such Annex(s).

6.2. Termination **. JPMC may terminate this Master Agreement, one or more Annex(s) or Collateral Document(s) **, (unless otherwise provided in such Annex or Collateral Document), **.

6.3.	Termination for Cause.

(a) JPMC may terminate this Master Agreement (and any Annex(s) or Collateral Document(s) affected), if Visa materially breaches this Agreement and does not cure such failure within thirty (30) days after being given Notice specifying the nature of the failure (unless in an Annex or

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

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Collateral Document there is a different standard for termination, in which case those provisions must be complied with). Without limiting this Subsection 6.3(a), repeated breaches by Visa of its duties or obligations under the Master Agreement, Annex(s) or Collateral Document(s), which have a cumulative impact that is reasonably determined by JPMC to have an important adverse impact shall be deemed a material breach of the Agreement.

(b) Visa may terminate an Annex(s) or Collateral Document(s) by giving Notice to JPMC if ** under such Annex(s) for a period of ** or more and fails to make such payment within thirty (30) days after being given Notice of such failure.

6.4. Termination for Insolvency; Change of Control. If either Party (a) files for bankruptcy; (b) becomes or is declared insolvent, or is the subject of any proceedings related to its liquidation, insolvency or the appointment of a receiver or similar officer for it; (c) makes an assignment for the benefit of all or substantially all of its creditors; or (d) enters into an agreement for the composition, extension, or readjustment of substantially all of its obligations, then the other Party may, by giving Notice of termination to such Party, terminate the Agreement as of the date specified in such Notice of termination. In addition, JPMC may, by giving Notice of termination to Visa, terminate the Agreement as of the date specified in such notice of termination either in the event of (i) **, (ii) **, or (iii) **; or (iv) **.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

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6.5. Discontinuance of Performance. Upon receipt of any termination Notice, Visa shall discontinue performance under any Annexes or Collateral Document(s) thereunder that have been terminated on the date and to the extent specified in the Notice. Visa shall be paid for ** during performance hereunder, up to the termination date specified in said Notice, any ** not previously ** by JPMC to the extent **.

6.6. Other Terminations. In addition to the termination rights contained in this Section 6 (Term; Termination), there are additional termination rights provided in this Agreement, and any Annex(s) may be terminated as provided in such Annex(s). In the event that an Annex is terminated, any associated Collateral Documents that have not been terminated shall survive and shall continue to be performed in accordance with their terms as if the Annex was still in effect. However, no new Collateral Documents shall be permitted under the terminated Annex. In the event that this Master Agreement is terminated, any Annexes or Collateral Documents that have not been terminated shall survive and shall continue to be performed in accordance with their terms as if the Master Agreement was still in effect. However, no new Annexes or Collateral Documents shall be permitted under the terminated Master Agreement.

7. Compliance with Applicable Laws.

7.1. General. Visa shall perform its obligations in a manner that complies with all laws, applicable to operating its business and performing Services hereunder. ** Visa shall be responsible for any fines and penalties incurred by it, or those portions of any fines and penalties incurred by it arising from any noncompliance with the applicable laws by Visa or any Subcontractor. Visa shall use commercially reasonable efforts to perform under the Agreement regardless of changes in applicable laws, including developing, at Visa’s expense if commercially feasible, a suitable workaround, provided that if the workaround involves modifications to JPMC Intellectual Property, such modifications shall be at JPMC’s expense.

7.2. **

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

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**

7.3. Regulatory Actions. If permitted by applicable laws, Visa shall notify JPMC and any Relationship Manager of any material claim or demand which is communicated to Visa from any foreign, Federal, state and local agencies or entities that enforce applicable laws and/or audit JPMC’s compliance therewith (“Regulator”), regarding Visa's activities (provided such claim or demand is related to the Agreement) or any action pertaining to the foregoing which is commenced against Visa by any person or Regulator and shall keep JPMC apprised of the status and/or disposition of all such claims, demands and litigation.

8. Miscellaneous Provisions

8.1. All notices, consents, requests, demands and other communications hereunder (“Notice”) shall be in writing and shall be deemed to have been duly given or delivered if (a) delivered personally, (b) the sooner of five (5) days or when received after mailed postage prepaid by certified mail, return receipt requested, with proper postage prepaid, (c) delivered by facsimile if a confirmation copy is immediately mailed by the sender postage prepaid by certified mail, return receipt requested as provided in (b) above or (d) delivered by recognized courier contracting for same day or next day delivery:

To JPMC:

JPMorgan Chase Bank

Strategic Sourcing Group

Contracts Group

277 Park Avenue, 37th Floor

Attn.: Workflow Manager

New York, NY 10022

Fax: **

with copies to:

JPMorgan Chase Bank

Legal Department/Technology

1 Chase Manhattan Plaza, 25th Floor

New York, NY 10081

Fax: **

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

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To Visa:

Visa U.S.A. Inc.

Mr. Kevin Schultz

Chief Relationship Officer

123 Mission Street, 21st Floor

San Francisco, CA 94105-1551

Phone: **

Fax: **

With copies to:

Visa U.S.A. Inc.

General Counsel

123 Mission Street, 21st Floor

San Francisco, CA 94105-1551

Phone: **

Fax: **

or at such other address as the Parties hereto shall have last designated by Notice to the other Party. Any item delivered personally or by recognized courier contracting for same day or next day delivery shall be deemed delivered on the date of delivery.

8.2. Assignment, Binding Effect. The Agreement will be binding on the Parties and their respective successors and permitted assigns. Neither Party may, or shall have the power to, assign its rights and obligations under the Agreement without the prior written consent of the other, except that:

(a) Unless otherwise provided in a Schedule, JPMC may assign its rights and obligations under the Agreement without the approval of Visa to: (i) an entity which acquires all or substantially all of the assets of JPMC provided that that entity is or becomes a Member of Visa, or is eligible under the Rules to assume the rights and obligations of JPMC under the Agreement without becoming a Member and has assumed all of the business of JPMC covered under this Agreement prior to such assignment, and further provided, however, that in no event shall such assignment relieve the assigning Party of its obligations under the Agreement; or (ii) to any subsidiary or Affiliate, or successor in a merger or acquisition involving JPMC, provided that that entity is or becomes a Member of Visa, or is eligible under the Rules to assume the rights and obligations of JPMC under the Agreement without becoming a Member and has assumed all of the business of JPMC covered under this Agreement prior to such assignment, and further provided, however, that in no event shall such assignment relieve the assigning Party of its obligations under the Agreement.

(b) Each Party may assign to an Affiliate of such Party, without the prior approval of the other Party; provided that in the case of an assignment to the Affiliate of JPMC, that entity is or becomes a Member of Visa, or is eligible under the Rules to assume the rights and obligations of JPMC under the Agreement without becoming a Member, and has assumed all of the business of JPMC covered under this Agreement prior to such assignment, and further provided, however, that in no event shall such assignment relieve the assigning Party of its obligations under the Agreement.

8.3. Waiver. A waiver by either of the Parties hereto of any breach by the other Party of any of the terms, provisions or conditions of the Agreement or the acquiescence of either Party hereto in any act

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

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(whether commission or omission) which but for such acquiescence would be a breach as aforesaid, shall not constitute a general waiver of such term, provision or condition of any subsequent act contrary thereto.

8.4. Entire Agreement; Amendments. Except as expressly provided in the Agreement, the Agreement represents the entire agreement between the Parties with respect to its subject matter, and there are no other representations, understandings or agreements between the Parties relative to such subject matter. No amendment to, or change, waiver or discharge of, any provision of the Agreement shall be valid unless in writing and signed by an authorized representative of both Parties. Notwithstanding the foregoing, JPMC agrees that the Rules contain terms and conditions governing usage of multiple products and services provided by Visa that are not specifically addressed in the Agreement, and that nothing in this Agreement shall be deemed to supersede or modify the Rules.

8.5. Publicity. Visa shall not furnish the name, trademark or proprietary indicia of JPMorgan Chase & Co., or any Affiliate thereof (including JPMC) as a reference, or utilize the name, trademark or proprietary indicia of JPMorgan Chase & Co. or any subsidiary or Affiliate thereof (including JPMC) in any advertising, announcements, press releases or other promotional materials including testimonials, quotations, case studies, and other endorsements. No exceptions are granted without the prior written consent of Brand Administration Group, Marketing and Communications, of JPMorgan Chase & Co., such consent to be granted or withheld in the sole and absolute discretion of JPMorgan Chase & Co.

8.6. Severability. If a court of competent jurisdiction hereof declares any provision invalid, such provision shall be ineffective only to the extent of such invalidity, so that the remainder of that provision and all remaining provisions of the Agreement will continue in full force and effect, unless the result of invalidity of that particular provision materially alters the obligations of a Party. If the provision of this Agreement that is invalid or unenforceable is an essential part of this Agreement, than the Parties shall promptly negotiate to replace the invalid or unenforceable provisions with provisions consistent with the original intent of the Parties.

8.7. Counterparts. The Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

8.8. Force Majeure. To the extent that either Party's performance of any of its obligations pursuant to the Agreement is prevented, hindered or delayed, directly or indirectly, by fire, flood, earthquake, elements of nature or acts of God, acts of war, terrorism, riots, civil disorders, rebellions or revolutions, third party strikes, third party lockouts or third party labor difficulties or any other cause beyond the reasonable control or anticipation of a Party, except for Subcontractor defaults which do not result from such events (a “Force Majeure Event”), and such non-performance could not have been prevented by reasonable precautions, then the non-performing Party shall be excused from any further performance of those obligations. The non-performing Party shall only be excused for so long as such Force Majeure Event continues and such Party continues to use its best efforts (or cause its subcontractor to use best efforts) to recommence performance whenever and to whatever extent possible without delay, including through the use of alternate sources, work around plans or other means. The Party whose performance is prevented, hindered or delayed by a Force Majeure Event shall immediately notify the other Party by telephone of the occurrence of the Force Majeure Event and describe the Force Majeure Event in reasonable detail (to be confirmed in writing within two days of the inception of such delay). If any Force Majeure Event prevents or restricts Visa's performance under this Agreement and Visa does not within three (3) consecutive days recommence performance, JPMC may, upon Notice to Visa, terminate

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the Agreement. The occurrence of a Force Majeure Event does not limit or otherwise affect Visa's obligation to provide either normal recovery procedures or any other disaster recovery services required pursuant to any change control procedures it has implemented. In responding to a Force Majeure event, Visa shall give first priority to restoring core operations utilized by Members to operate or support their Visa programs. Once this has been accomplished and Visa needs to allocate limited resources between or among Visa's customers to restore non-core services, **. Notwithstanding the foregoing, Visa will not be excused from performance under this provision to the extent that compliance with Visa’s plan would reasonably be expected to avoid any such nonperformance. Visa shall not have the right to any additional payments from JPMC for any Products during the period when such Products were discontinued or delayed as a result of an Force Majeure Event, other than payments accrued prior to such Force Majeure Event and payments otherwise due for Products actually provided pursuant to the terms herein.

8.9. Dispute Resolution.

(a) All disputes arising under or relating to the Agreement shall be referred to a Visa Senior Manager and a representative of JPMC designated by JPMC prior to the escalation of such dispute. If the dispute is not resolved within three (3) days after such referral, the Parties shall immediately escalate the dispute pursuant to Paragraph (b) below.

(b) Immediately upon receipt of the Notice of the dispute, the Relationship Manager shall work to resolve the dispute. If the dispute is not resolved within five (5) days after such referral, the Parties shall immediately escalate the dispute to the President of Visa and a senior executive of JPMC. If the dispute is not resolved within three (3) days after such referral, the Parties shall immediately submit the dispute for negotiation pursuant to Subsection 8.9(c) below.

(c) Immediately upon receipt of the Notice of the dispute, the Parties’ designated representatives shall meet (including by teleconference) for the purpose of resolving the dispute by negotiation in good faith. Upon the conclusion of the negotiation, the Parties’ designated representatives will produce a joint written recommendation, including actions to be taken with respect to any issues not agreed upon or remaining unresolved. The Parties agree to be bound by any such joint written recommendation.

(d) Visa acknowledges that the performance of its obligations pursuant to the Agreement is critical to the business and operations of JPMC. Accordingly, in the event of a dispute between JPMC and Visa, Visa shall continue to perform its obligations under the Agreement in good faith during the resolution of such dispute unless and until the Agreement is terminated in accordance with the provisions hereof.

(e) Notwithstanding anything to the contrary in this Subsection 8.9(e), the language in it will not be construed to prevent either Party from (i) terminating the Agreement pursuant to Section 6 (Term; Termination) of this Master Agreement; or (ii) instituting litigation to (A) avoid, based on a well-founded belief, the expiration of any limitations period applicable to a particular claim, (B) preserve a superior position with respect to creditors, (C) seek a temporary restraining order or other immediate injunctive relief or (D) if the Party who wishes to institute the litigation has in good faith attempted the negotiation described in Subsection 8.9(b) above and objectively believes in good faith that it has and will continue to fail to resolve the Parties dispute or disputes.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

13

8.10. Governing Law; Venue. The Agreement and any action arising hereunder shall be construed in accordance with and be governed by the laws of the State of New York, without regard to the United Nations Convention on the International Sale of Goods. Each Party irrevocably agrees that any legal action, suit or proceeding brought by it in any way arising out of the Agreement must be brought solely and exclusively in the United States District Court for the Southern District of New York, or in the state courts of the State of New York, as appropriate and the Parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such proceeding brought in such courts and any claim that any such proceeding brought in such courts has been brought in an inconvenient forum. If the UCITA is enacted as part of the law of New York, it shall not govern any aspect of the Agreement, any license granted hereunder, nor any of the Parties’ rights and obligations arising pursuant to the Agreement. The Agreement and the Parties’ rights and obligations hereunder shall be governed by the law as it existed prior to the enactment of the UCITA. Each Party hereby irrevocably waives all rights to trial by jury in any legal proceeding arising out of or relating to the Agreement.

8.11. Third Party Beneficiaries. Except as specified in the Agreement, the Parties do not intend to create any obligations of or any rights, causes of action or benefits in favor of any person or entity other than JPMC (as defined in the form of Annex(s) attached hereto) or Visa.

8.12. Interpretation of Documents. In the event of a conflict between (a) the terms of the Master Agreement, and the terms of any Collateral Document, then the terms of the Collateral Documents(s) shall prevail, (b) the terms of the Master Agreement and the terms of the applicable Annex(s), then the terms of such applicable Annex(s) shall prevail, (c) the terms of the applicable Annex(s) and the terms of the Collateral Document(s), then the terms of the Collateral Document(s) shall prevail. JPMC expressly acknowledges and agrees that in the event of any inconsistency between the Rules and this Agreement, Annex(s) or Collateral Document(s), the Rules shall govern. Visa will use reasonable best efforts to ensure that there is nothing in this Agreement, Annexes or Collateral Documents that is inconsistent with the Rules.

8.13. No Interference. Nothing contained in the Agreement shall be deemed to preclude JPMC from (a) entering into arrangements that are the same as or are similar to the arrangement described in the Agreement with any other entities (including to, entities that provide products that are the same as or are similar to the Products), (b) including in any products or services it offers any products or services that are the same as or are similar to the Products, or (c) providing in any other manner any such products or services.

8.14. Covenant of Further Assurances. JPMC and Visa covenant and agree that, subsequent to the execution and delivery of the Agreement and, without any additional consideration, each of JPMC and Visa shall execute and deliver any further legal instruments and perform any acts, which are or may become necessary to effectuate the purposes of the Agreement.

8.15. Negotiated Terms. The Parties agree that the terms and conditions of the Agreement are the result of negotiations between the Parties and that the Agreement shall not be construed in favor of or against any Party by reason of the extent to which any Party or its professional advisors participated in the preparation of the Agreement.

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8.16. **. Visa covenants that **.

8.17. Relationship Between Parties. Nothing in this Agreement is intended to or shall be construed to constitute or establish an agency, joint venture, partnership or fiduciary relationship between the Parties, and neither Party shall have the right or authority to act for or on behalf of the other Party.

8.18. Notice of Change of Status. Visa will notify JPMC promptly of any actual or threatened occurrence of any event described in Section 6.4 (Termination for Insolvency; Change of Control) or any other event that materially affects, or that could reasonably be expected to materially affect, Visa’s ability to perform fully its obligations to any Recipient.

8.19. ** Agreements. If, in connection with any merger, acquisition or otherwise, JPMC or any of its Affiliates **.

8.20. No Inducements. Neither Party has provided nor will provide to any employee or contractor of the other Party, any gift, gratuity, service or other inducement or favor to influence or reward that employee or contractor in connection with any Schedule. By way of example and for the avoidance of doubt, other than those of di minimis value, meals, tickets and gifts are considered inappropriate under this Section 8.20.

8.21. Continuous Improvement. As part of the Services, Visa shall use, and shall cause its Subcontractors to use, commercially reasonable efforts to identify ways to improve the Services, including applying proven techniques and tools within its and its Members operations that would benefit JPMC, either operationally or financially. Visa shall apprise JPMC of Visa’s technology planning activities as they relate to the Services with respect to each Annex and/ or Collateral Document **. Visa shall consult with JPMC on mutually beneficial technology developments **.

8.22. Insurance. Visa shall maintain throughout the Term of this Agreement, at its sole expense, the types of insurance coverage, with minimum limits as detailed in Exhibit C.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

15

MASTER AGREEMENT EXHIBIT A

JPMorgan Chase **

**

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

MASTER AGREEMENT EXHIBIT B

Privacy Terms and Conditions

1. Construction.

Capitalized terms used but not defined in this Exhibit B, Privacy Terms and Conditions, (the “Privacy Terms”), will have the meanings given to them in the Master Agreement. References in this Exhibit to Sections will refer to the Sections of these Privacy Terms unless otherwise noted.

2. Compliance with non-U.S. law.

Visa covenants that to the best of its knowledge, in good faith, that it and any of its Subcontractors, including without limitation Inovant L.L.C. and Visa International Service Association, are in compliance with all data protection laws applicable to the operation of its VisaNet network. Visa agrees to conduct any necessary due diligence to confirm, diligently and using reasonable efforts that this covenant is in fact accurate, following the execution of Schedule One. If any non-compliance is identified, it will be promptly corrected.

3. Personal Information.

3.1. “Personal Information” means (a) all information that alone or in combination with other information (i) uniquely identifies a current, former or prospective director, outside director, officer, employee, contractor, retiree or customer of JPMC, or their respective spouses or families (e.g., names, addresses, telephone numbers, proprietary information concerning accounts, financial standing, investment holdings and other financial data compiled by JPMC and/or provided by such parties, specific financial needs and requirements with respect to investment, financial position and standing, leads, referrals and references to such parties, holding book or customer book pages, assets and obligations carried in accounts of customers, etc.); (ii) is considered “sensitive personal data,” such as political opinions, ethnicity, religious beliefs or information related to the physical or mental health of a current, former or prospective director, outside director, officer, employee, retiree or customer of JPMC, or their respective spouses or families; or as otherwise defined under Applicable Laws; (b) copies of such information as described in Subsections (a)(i) and (ii) of this definition or materials derived from such information; and (c) information in respect of which a duty of confidence or secrecy is owed to customers or other contacts of JPMC.

3.2. Personal Information. In the event of a conflict or inconsistency between a provision of the Master Agreement applicable to Confidential Information, on the one hand, and a provision of the Privacy Terms applicable to Personal Information, on the other hand, the latter will control to the extent of the conflict or inconsistency. Notwithstanding anything in the Agreement to the contrary:

(a) Visa will keep confidential and will not use or disclose to any party (including, but not limited to, Affiliates of Visa (except in the normal course of authorizing, clearing and settling Visa-branded payment transactions or to Inovant, L.L.C.)), any Personal Information, except as authorized in writing by JPMC or as appropriate in connection with performing the Services in accordance with the terms and conditions set forth in the Agreement. **

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

(b) Visa will control access to Personal Information and, except as required by law or as otherwise expressly permitted by these Privacy Terms, permit access to Personal Information only to individuals who: (i) need access in connection with performing the Services under the Agreement; (ii) have been informed of the confidential nature of the Personal Information; and (iii) if not Visa employees or otherwise legally bound by reason of their professional relationship with Visa, have executed a written confidentiality agreement consistent with the terms of the Agreement.

(c) **

(d) Visa has: (i) established and will maintain appropriate policies and procedures to comply with its obligations concerning Personal Information under the Agreement including appropriate physical, electronic and procedural safeguards to store, dispose of (if applicable) and secure Personal Information to protect it from unauthorized access, use, disclosure, alteration, loss and destruction, (ii) provided, and will provide, training on such policies and procedures for employees with access to Personal Information, and (iii) established and will enforce appropriate disciplinary measures for individuals who fail to comply with such policies and procedures. In addition, Visa will comply with the security safeguards and standards required in Section 6 (Security and IT Control and Related Policies related to Personal Information). To the extent there is a breach in security, Visa shall promptly trace and/or recreate the steps leading to the breach.

(e) Visa will employ an independent third party to conduct an external ethical hack, at least annually, as part of Visa’s normal information security due diligence review and compliance. If material vulnerabilities are identified, then Visa shall promptly (a) document Visa’s remediation proposal, and (b) review such proposals to correct vulnerabilities with the Audit Committee of the Visa U.S.A. Board of Directors.

(f) To the extent permitted by law, Visa will promptly provide Notice to JPMC in writing if it becomes aware of (i) any breach of its information security protections involving Personal Information, (ii) any loss of Personal Information, **. Such Notice will include steps taken or planned to be taken by Visa to remedy the situation.

(g) Notwithstanding anything contained in the Agreement, JPMC has the right to terminate the applicable Annex(s) or Collateral Document(s) (in whole or in part), immediately without penalty (unless otherwise provided in the Annex or Collateral Document) for a material breach by Visa of its obligations concerning Personal Information set forth in these Privacy Terms. Notwithstanding the foregoing, Visa shall not be deemed in material breach of any obligation set forth in these Privacy Terms if it is following the procedures specified by JPMC and agreed to by Visa in these Privacy Terms. Visa will provide Notice of any disagreement (including reasonable details) with Privacy Terms to Brian Dipietro, 301 North Walnut Street, Wilmington, DE 19801. Visa acknowledges that

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

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the unauthorized disclosure of Personal Information is likely to cause irreparable injury to JPMC and that, in the event of a violation or threatened violation of any of these obligations, JPMC shall have no adequate remedy at law and shall therefore be entitled to seek to enforce each such obligation by temporary or permanent injunctive or mandatory relief obtained in any court of competent jurisdiction without the necessity of proving damages or the adequacy of money damages, posting any bond or other security or giving any undertaking, and without prejudice to any other rights and remedies which may be available, at law or in equity.

(h) Visa will not use Personal Information to contact any person, without JPMC’s consent, except if required by any Applicable Law, provided that any such contact does not involve marketing or solicitation of products or services.

3.3. Visa acknowledges that its obligations with regard to JPMC Personal Information shall remain in effect forever, without expiration.

4. Personal Information Audit.

Upon Notice from JPMC, Visa shall provide JPMC’s auditors (internal and external to JPMC) and inspectors or any Regulator with Visa’s annual Gramm-Leach-Bliley audit report. Material exceptions on the Gramm-Leach-Bliley audit report are reported to the Visa U.S.A. Board of Directors Audit Committee. Visa Corporate Risk routinely addresses and clears all exception items noted in the Gramm-Leach-Bliley audit report. JPMC may provide additional suggestions or recommendations based on the Gramm-Leach-Bliley audit report, and Visa will consider them.

5. Applicable Laws Relevant to Personal Information.

5.1. In accordance with Section 7.1 of the Master Agreement, Visa shall comply with all Applicable Laws. Applicable Laws shall include, but not be limited to, all laws relating to privacy and data protection laws: (i) of each applicable country; and (ii) that are or may in the future be applicable to Personal Information held or processed by Visa, including the Gramm-Leach-Bliley Act (P.L. 106-102) (15 U.S.C. §6801 et seq.) and the Fair Credit Reporting Act (15 U.S.C. §6801 et seq.).

5.2. In the event that a warrant or similar document is issued by a court of competent jurisdiction in an applicable country for the inspection, examination, operation or testing of any Visa technologies used or intended to be used for Personal Information, Visa shall promptly notify JPMC-designated recipients in writing. In the event that Visa is required to disclose Personal Information (i) in accordance with the Applicable Laws of an applicable country or (ii) as required by the order of a court of competent jurisdiction of an applicable country, it shall promptly notify JPMC in writing prior to disclosure.

5.3. Each Party shall cooperate with the relevant authorities in accordance with any applicable timeframes identified by such authorities in identifying the respective roles and obligations of each Party with respect to Personal Information.

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5.4. Visa recognizes that in certain countries or jurisdictions: (a) regulatory or governmental entities may request additional contractual provisions with Visa to those in the Agreement in order to provide Visa with access to Personal Information in accordance with common law duties, regulatory or statutory requirements in the relevant jurisdiction (including under the data protection or privacy laws); or (b) JPMC may determine, on the basis of legal advice from counsel in the relevant jurisdiction, that certain additional contractual provisions with Visa to those in the Agreement are necessary in order to ensure or enable compliance with common law duties, regulatory, statutory or pre-existing contractual requirements in the relevant jurisdiction or as contemplated under the Agreement. If JPMC decides to issue cards in such countries or jurisdictions, Visa will negotiate in good faith additional privacy terms in a separate agreement between JPMC and Visa.

6. Security and IT Control and Related Policies related to Personal Information

6.1.

(a) Visa shall maintain and enforce security procedures concerning Personal Information, which procedures shall be (i) designed to protect the JPMC Personal Information from unauthorized access, including taking reasonable steps to avoid the corruption, loss or transmission to an unauthorized entity of data and to ensure the security of data during transmission and storage, including the use of data encryption techniques in accordance with industry standards, (B) at least as stringent as the most rigorous standard used to protect Personal Information for similar clients and (C) in compliance with Applicable Laws. Visa shall provide documentation of Visa’s and the Subcontractors’ security policies and practices and shall detail such policies and practices.

(b) Visa shall ** inform JPMC of ** breaches in security, or attempted breaches in security, of which Visa becomes aware, including any corruption, loss or transmission to an unauthorized entity of Personal Information, or any breach of data security during transmission and storage. In the event of a security breach, Visa shall **. Visa shall use its best efforts to remedy any such breach, or attempted breach within **, and Visa shall cooperate fully, and shall cause Subcontractors to cooperate fully, ** and with ** civil or criminal authority in any investigation or action relating to such breach, or attempted breach.

6.2. Compliance with ** Information/Technology Control and Related Policies. Throughout the Agreement Term, Visa and its Subcontractors shall (a) comply with ISO/IEC 17799 (Information Technology – Code of Practice for Information Security Management) ** then in effect that are applicable to Personal Information and of which Visa is informed and has agreed to comply with. **

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

20

**

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

21

MASTER AGREEMENT EXHIBIT C

Insurance Terms

1. Insurance Carried by Visa.

Visa, within five (5) business days after the execution of this Agreement or before commencing work or permitting any subcontractor to commence work, whichever is the earliest, shall procure and maintain, at its own expense, the following required insurance of the kinds and limits enumerated hereunder, with companies having A.M. Best’s Rating of A- VIII. Should Visa at any time neglect or refuse to provide the required insurance, or should such insurance be canceled, JPMC shall have the right to procure such insurance and the cost thereof shall be deducted from monies then due or thereafter to become due Visa. Visa may carry, at its own expense, such additional insurance as it may deem necessary. Visa shall not be deemed to be relieved of any responsibility by the fact that it carries insurance.

2. Required Insurance.

2.1.	Workers' Compensation and Employer's Liability Insurance in accordance with the applicable laws of the State of New York or the state in which the work is to be performed or of the state in which Visa is obligated to pay compensation to employees engaged in the performance of the work. The policy limit under the Employer's Liability Insurance section shall not be less than ** Dollars ($**) for any one accident;

2.2.	COMMERCIAL GENERAL LIABILITY INSURANCE with the following minimum limits for Bodily Injury and Property Damage on an Occurrence basis: $** per occurrence and $** annual aggregate and extended to cover: (a) Contractual Liability (b) Sub-contractors (c) Broad Form Property Damage Liability, (d) Products & Completed Operations, (e) waiver of subrogation against all parties named additional insured, (f) severability of interest provision, and (g) Personal Injury & Advertisers Liability, and;

2.3.	Umbrella/Excess Liability Insurance providing same or broader coverages than those provided for in the above Commercial General Liability Insurance with limits of not less than $** per occurrence.

**

3. Certificates of Insurance.

Visa shall provide certificates of insurance to JPMC evidencing that all insurance required is in force, such certificates to stipulate that the insurance will not be canceled or substantially

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

changed without thirty (30) days' prior notice to JPMC at the address indicated in Section 8.1 of the Master Agreement. Visa shall, on request, permit JPMC to examine original insurance policies.

4. Subcontractors and Other Suppliers.

** It is understood and agreed Visa’s determination of adequate insurance carried by subcontractors in no way relieves Visa from liability assumed by Visa or insurance required of Visa.

5. Waiver of Subrogation.

Visa must waive and must require that its insurers waive their rights of subrogation against JPMC and its Affiliates and their respective officers, directors, employees, successors and assigns on account of any and all claims Visa may have against JPMC or any of its Affiliates with respect to insurance required in (B) above.

6. No Affect on Obligations.

Neither procurement of the required insurance policies or the approval of Visa’s insurance by JPMC shall affect Visa’s obligations under this Agreement or any Collateral Document.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

23

JPMC Agreement Number 68593

SERVICES ANNEX

THIS SERVICES ANNEX (“Services Agreement”) is entered into between JPMorgan Chase Bank, National Association, with headquarters in Columbus, Ohio, and Visa U.S.A. Inc., a Delaware corporation, with offices located at 123 Mission Street, San Francisco, CA 94105.

Services Agreement Effective Date: January 1, 2005

VISA U.S.A. INC.		JPMorgan Chase Bank, National Association

By:	/s/ KEVIN SCHULTZ	By:	/s/ DIANE ESHLEMAN
Name:	Kevin Schultz	Name:	Diane Eshleman
Title:	EVP	Title:	CPO

Date: 1/1/2005		Date: 1/1/2005

NOW, THEREFORE, for and in consideration of the agreements set forth below, JPMC and Visa agree as follows:

1. Construction.

1.1. Terms. Capitalized terms used but not defined in this Annex will have the meanings given to them in the Master Agreement. References in this Annex to Sections will refer to the Sections of this Annex unless otherwise noted.

1.2. References. In this Services Agreement, the phrase “as part of the Services” means that the services described are included as a part of the Services (defined herein) for the fees specified and no additional charge shall be payable by JPMC in connection therewith; however, any failure to include a specific reference to, or mention of the phrase “as part of the Services” in connection with any services shall not imply or be construed to mean that the services described are not included as a part of the Services for the fees specified or that an additional charge may be payable by JPMC in connection therewith.

(a) The term “Services” includes (i) the services set forth in the Schedule (including the development and delivery of Work Product (defined below), if any; (ii) end of term assistance services; and (iii) any New Service to which the Parties agree and document in an amendment to a Schedule or a new Schedule.

(b) The term “New Service” means any service that is outside the scope of the Services or requires material additional resources or material additional startup expenses not otherwise required for performance of the Services.

(c) The term “Work Product” means any deliverables, services, or any materials created or developed under the Agreement by or for Visa or its Subcontractors or for which Visa is otherwise responsible hereunder (tangible, recorded or otherwise, and without regard to the form of recordation or state of completion), including, working papers, narrative descriptions, reports, data, tapes, diskettes, software (including fully commented source code and object code), surveys and findings, specifications, plans, procedures, data, files, interfaces, databases (including the design and elements thereof), documentation, manuals, training materials or other results of Visa’s performance of the Services and precursors such as product and strategic concepts and proposals, and all items of similar character. Work Product includes Intellectual Property in and to any of the foregoing. “Intellectual Property” is defined herein as all intellectual property rights or proprietary rights, including copyright rights (including rights in audiovisual works), moral rights, trademark rights (including logos, slogans, domain names, trade names, and service marks), patent rights (including patent applications and disclosures), know-how, inventions, proprietary computer programs and software, rights of priority and trade secret rights, as recognized in any country or jurisdiction in the world.

(d) The terms “Rules” means the By-Laws and Operating Regulations of Visa located at http://www.visaonline.com as amended from time to time.

2. Services

2.1. Scope of the Services Generally.

(a) During the Services Term (defined below), JPMC may from time to time request Visa to perform Services. If JPMC so requests, Visa and JPMC shall work to complete and execute a form substantially similar to the template attached hereto as Services Agreement Exhibit A (including any exhibits) that describes the Services to be performed (including any Service Levels (defined below), specifications or other Work Product) (“Schedule”). Each Schedule(s) shall be deemed to incorporate by reference the terms and conditions of the Master Agreement, this Services Agreement and the Collateral Documents and shall constitute a separate and binding agreement between or among the parties that sign the Schedule. Services provided to JPMC by Visa shall be governed by the terms set forth in the Master Agreement, the Services Agreement, Collateral Documents and such additional terms as are contained in the applicable Schedule.

(b) A “Divestment Unit” means any JPMC Affiliate or any business, division, department or group of assets of JPMC or any JPMC Affiliate which: (i) was, immediately prior to a particular date (“Divestment Date”), properly entitled to request that Visa provide Services to such Divestment Unit under the Agreement or to otherwise gain some benefit from the Agreement (“Benefit”); (ii) would not, on or after the Divestment Date, be entitled (other than by virtue of this provision) to request that Visa provide Services to such Divestment Unit or gain that Benefit; and (iii) as of the Divestment Date, is either acquired by a legal entity or, in the case of any business, division, department or group of assets, is constituted as a separate legal entity, or, in the case of an JPMC Affiliate, ceases to be an Affiliate as defined in this Master Agreement for any other reason. If any of the events specified in sub-clause (b) (iii) occurs, the rights and benefits hereunder shall be extended to the affected Divestment Unit, without payment of any transfer fee, to enable that Divestment Unit to continue to gain the Benefit for a transition period not to exceed twelve (12) months from the Divestment Date. The Divestment Unit shall comply with the terms and conditions of this Agreement (including all related agreements, schedules and the Rules) applicable to the receipt of the Benefit by the Divestment Unit. The Parties understand and agree that the purpose of such extension is to permit the Divestment Unit to request Services, to continue to receive Services or to otherwise gain the Benefit on a temporary basis during the transition to alternative service providers.

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2.2. Performance of Services Visa shall provide to JPMC the Services. Visa understands that prompt performance and delivery by Visa of all Services is required by JPMC in order to enable JPMC to meet its schedules and commitments, and that Visa shall adhere to (and shall cause its Subcontractors to adhere to) the work and staffing schedules, any performance schedule or timetable for Services (“Timetable”) and any performance standards set forth in any Schedule and any other performance standards relating to the Services as may be mutually agreed upon by the Parties in writing or are contained in the applicable Rules (“Service Levels”).

2.3. Third Party Services JPMC shall have the right to contract with a third party to act as its agent on JPMC’s behalf for implementing Services or procuring products (“Third Party Services”), and in such event, Visa shall cooperate with JPMC, and any such third party, to the extent reasonably required by JPMC, including providing: (a) in writing, to the extent available, applicable requirements, standards and policies for the Third Party Services, (b) reasonable assistance and support services to such third party at reasonable prices and (c) access to the Services, Subcontractors, Visa Personnel and Visa locations at which Visa provides any Services (“Service Locations”) to the extent that such access is reasonably required for the Third Party Services, provided, however, that such third party shall have, prior to such disclosure, executed a confidentiality agreement with Visa and such other documents as Visa shall reasonably require to hold Visa Confidential Information in confidence, and in no event shall Visa be required to waive its security requirements with respect to any request for access.

2.4. Change Control Procedures

(a) In the circumstances where Visa has agreed in a Schedule to provide custom services or development to JPMC (i.e., services not made generally available to Visa Members), JPMC or Visa may propose New Services or changes to such Schedule by delivering a Notice to the other Party describing: (i) the changes or New Services (including the Work Product to be developed and delivered in connection therewith, if any) and (ii) a Timetable for performance, if appropriate. Visa shall respond within a reasonable period of time to any proposal from JPMC and at Visa’s expense, deliver to JPMC a written document (a “Change Order Proposal”), indicating: (A) the effect of the proposal, if any, on (1) the amounts payable by JPMC under the applicable Schedule and (2) Visa’s performance of its obligations thereunder, (B) the anticipated time required for implementation of such New Services or changes and/or delivery of the Work Product, (C) the New Services or changes that Visa anticipates performing, (D) roles/functions of Visa Personnel and upon JPMC’s request, Subcontractors, if any, that may be necessary, (E) any new Service Levels and/or necessary modifications to any existing Service Levels and (F) any other information requested in the proposal or reasonably necessary for JPMC to make an informed decision regarding the New Services or changes.

(b) Visa shall not begin performing any New Services or changes until the Parties have reached agreement on terms and conditions for the New Services or changes and JPMC has authorized the New Services or changes in writing by means of a new Schedule or an amendment to the applicable existing Schedule. Nothing in this Section 2.4 shall relieve Visa of its obligation to accomplish normal and routine tasks associated with its obligations hereunder. Each Change Order Proposal must be expressly accepted by JPMC in writing prior to additional fees being incurred. If Visa fails to respond to JPMC within a reasonable period of time following receipt of Notice from JPMC, then such failure will be deemed an agreement by Visa to provide such New Services or changes with no affect on or change to the fees, performance time or required resources specified in the applicable Schedule.

3

3. Subcontractors

3.1.(a) Visa shall not use any new Subcontractor (including replacement of an existing Subcontractor) that retains, houses, or processes (excepting any entity who retains, houses, or processes transaction data in the course of authorizing, clearing and settling Visa-branded payment transactions) JPMC employee, consumer or corporate customer identifiable information without reviewing and certifying compliance by that Subcontractor with Visa’s CISP requirements. Visa shall provide to JPMC a copy of its report certifying CISP compliance and shall review those results with JPMC.

(b) Upon request from JPMC, Visa shall disclose to JPMC the identity of any Subcontractor with respect to a material portion of Services generally provided to Visa Members that Visa also provides JPMC.

3.2. The use of any Subcontractor shall not release Visa from its obligations hereunder, including timely compliance with the terms of the Agreement, and Visa shall remain responsible for obligations performed by Subcontractors to the same extent as if Visa performed such obligations. Visa shall be solely responsible for all payments to Subcontractor.

3.3. ** Visa shall negotiate a contract with the subcontractor that contains the substance of the provisions of Section 3.4. **

3.4. ** Visa shall not insert into any subcontract any provision the effect of which would be to limit the ability of a Subcontractor to contract directly with JPMC and its Affiliates; provided, however, that in the event VISA has an exclusive agreement with such Subcontractor, JPMC may only use such Subcontractor’s services with respect to VISA products. Visa shall include at least the following provisions in each subcontract between Visa and any Subcontractor:

(a) the right of Visa to terminate such subcontract (A) if there was a material misrepresentation concerning such Subcontractor at the time approval was given and the Subcontractor’s performance is deficient in any material respect and the performance deficiency has not been corrected within ** after the date of such Notice;

(b) **

(c) **

(d) **

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

4

(e) a provision giving Visa substantially equivalent audit rights to those required of Visa in Section 8 (Audits) hereof; and

(f) **

3.5. **

4. Management and Control; Reporting

4.1. Periodic Meetings. At JPMC’s request, or at such times as are set forth in the applicable Schedule, JPMC’s designated representative and Visa Relationship Manager shall meet, at mutually agreed upon locations, to discuss and evaluate the Services including (a) activities and objectives under the Agreement or any applicable Schedule and Service Levels, (b) operational procedures or other aspects of the Agreement, including customer service, pricing, market conditions (including opportunities to achieve cost reduction), budgets and long range goals, (c) recommend and discuss long-term strategic planning including development work and new releases, (d) any other issues that impact either Party, or the Services or (e) other issues deemed appropriate by the Parties. Each Party shall be responsible for its own expenses relating to such meetings.

4.2. Reports. Throughout each Services Term, and as part of the Services, Visa shall maintain and provide to JPMC, as provided by such Schedule, (a) all performance reports measuring Visa’s or, if applicable under Section 3, a Subcontractor’s performance against the applicable Service Levels and ** (“Reports”) in content and format specified by such Schedule or otherwise in writing by JPMC, in both hardcopy and in an electronic form, and (b) such documentation and information as may be requested by JPMC from time to time in order to verify the accuracy of the Reports, provided that Visa shall not be required to provide any documentation that contains information about any other Member or to create documentation that does not contain such other Member information, if none exists. At JPMC's request, Visa shall promptly correct any material errors or inaccuracies in the Reports. All Reports shall be provided in English.

5. Intellectual Property Rights

5.1. Ownership of Pre-Existing, Outside and Independently Developed Materials. Each Party or its licensors will retain ownership, together with all related Intellectual Property rights, of (i) all third party-owned materials provided by a Party under each applicable Schedule; (ii) all materials developed or acquired by a Party prior to the effective date of the applicable Schedule or independently from performance of the Services, and (iii) all other materials made generally available by Visa to its Members and any works based on such generally available materials, including, without limitation enhancements, modifications or new developments.

5.2. Ownership of Work Product Created Pursuant to Schedules and Not Made Generally Available to Members. Any Work Product produced by Visa during the term of this Agreement not intended to be made generally available to its Members shall be performed under a Schedule negotiated with JPMC. Each such Schedule will specify that Work Product created to the specifications of JPMC pursuant to that Schedule will be “Type I Materials,” “Type II Materials,” “Type III Materials,” “Type IV

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

5

Materials,” “Type V Materials” or “Type VI Materials,” (the foregoing a “Type”) or otherwise as both Parties agree. If a Type is inadvertently not specified in the Schedule, the Parties will negotiate in good faith that Schedule when the oversight is discovered to assign a reasonable and mutually agreeable Type for the Work Product developed under that Schedule. All disputes arising under or relating this Section 5.2 shall be resolved pursuant to Section 8.9 of the Master Agreement.

(a) Type I Materials. JPMC will have all right, title, and interest (including but not limited to ownership of Intellectual Property rights) in and to Type I Materials. Visa shall have no license or other rights in any Type I Materials, except residual rights to use any ideas, concepts, know-how, or techniques which Visa employees are exposed to in the course of providing Type I Materials and which are retained in the unaided memories of Visa employees, provided that such use does not violate JPMC's patent rights or copyrights or any other restriction expressly identified in a Schedule. An employee’s memory is unaided if the employee has not intentionally memorized the information for the purpose of retaining and subsequently using or disclosing it. Upon expiration or earlier termination of the Master Agreement, the Services Agreement or the applicable Schedule, as the case may be, or upon JPMC’s earlier request, Visa shall immediately surrender to JPMC all Type I Materials or any component of such Type I Materials designated by JPMC in writing. Visa shall retain no part or copy of any Type I Materials. If requested by JPMC, Visa shall certify in writing its exacting compliance with the foregoing provision.

(b) Type II Materials. Visa or third parties will have all right, title, and interest (including but not limited to ownership of Intellectual Property rights) in and to Type II Materials. Visa will deliver one copy of the Type II Materials to JPMC. Visa hereby grants JPMC and its Affiliates, an irrevocable, perpetual, nonexclusive, worldwide, paid-up, royalty free license to use, execute, reproduce, display, perform, export, sublicense and distribute (within JPMC and its Affiliates) copies of, and prepare derivative works based on, Type II Materials.

(c) Type III Materials. JPMC will have all right, title, and interest (including but not limited to ownership of Intellectual Property rights) in and to Type III Materials. Visa will retain one copy of the Type III Materials. JPMC grants to Visa (i) an irrevocable, perpetual, nonexclusive, worldwide, paid-up, royalty free license to use, execute, reproduce, display, perform, export, sublicense and distribute (internally and externally) copies of, and prepare derivative works based on, Type III Materials and (ii) the right to authorize others to do any of the foregoing.

(d) Type IV Materials. JPMC will have all right, title, and interest (including but not limited to ownership of patent rights and copyright) in and to Type IV Materials. Visa will retain one copy of the Type IV Materials. JPMC grants to Visa (i) an irrevocable, perpetual, exclusive (as to everyone but JPMC), worldwide, paid-up, royalty free license to use, execute, reproduce, display, perform, import, sublicense, distribute (internally and externally) copies of, and prepare derivative works based on, Type IV Materials and (ii) the right to authorize others to do any of the foregoing.

(e) Type V Materials. Visa will have all right, title, and interest (including but not limited to ownership of Intellectual Property rights) in and to Type V Materials. JPMC will retain one copy of the Type V Materials. Visa grants to JPMC (i) an irrevocable, perpetual, nonexclusive, worldwide, paid-up, royalty free license to use, execute, reproduce, display, perform, export, sublicense and distribute (internally and externally) copies of, and prepare derivative works based on, Type V Materials and (ii) the right to authorize others to do any of the foregoing.

(f) Type VI Materials. Visa will have all right, title, and interest (including but not limited to ownership of patent rights and copyright) in and to Type VI Materials. JPMC will retain one copy of the Type VI Materials. VIDA grants to JPMC (i) an irrevocable, perpetual, exclusive (as to everyone but Visa), worldwide, paid-up, royalty free license to use, execute, reproduce, display, perform,

6

import, sublicense, distribute (internally and externally) copies of, and prepare derivative works based on, Type IV Materials and (ii) the right to authorize others to do any of the foregoing.

5.3. Works-Made-For-Hire. All Type I Materials, Type III Materials and Type IV Materials shall be considered a “work-made-for-hire” to the extent permissible under applicable law and are otherwise hereby irrevocably assigned to JPMC without further charge or cost, subject to Visa’s rights in Type III Materials and Type IV Materials above. Type II Materials, Type V Materials and Type VI Materials will not be considered “work-made-for-hire.” Each Party will prepare and execute such applications, assignments and other instruments and provide such cooperation reasonably requested by the other Party to give full effect to the provisions of this paragraph.

5.4. **

5.5. Acceptance Testing.

(a) Visa will notify JPMC when a specific Work Product is ready for acceptance testing by JPMC (“Acceptance Testing”). JPMC will also perform iterative Acceptance Testing in connection with Visa’s phased releases of various components of the Work Product. Final Acceptance Testing will not be conducted until completion of all Work Product pursuant to the applicable Schedule.

(b) Final Acceptance Testing will be based upon testing procedures sufficient to demonstrate that the Work Product, as modified or expanded by the Services and pursuant to the member implementation guide (located at www.visaonline.com), to the extent applicable: (i) contains the functionality of, and performs substantially in conformance with, all specifications and other objective requirements as may be described in an applicable Collateral Document including all Service Levels, (ii) will perform at acceptable levels, and (iii) will successfully complete a simulated “day’s processing” in a two-day period.

(c) The Acceptance Testing procedures will be determined by mutual written agreement of the Parties before Visa commences “live processing,” provided that Acceptance Testing procedures shall continue after “live processing” commences as appropriate to verify that the Work Product and Services meet all applicable requirements in a full production mode. In the event that Visa reasonably believes that the Work Product is not suitable for such commencement, Visa shall provide JPMC with a written explanation of its concerns and the Parties shall agree upon an alternate plan and timeframe for completing Acceptance Testing. In the event that the Parties do not agree on such alternate plan and timeframe, JPMC may commence Acceptance Testing in a “live processing” environment, and Visa shall be relieved of any damages under the Agreement with respect to the specific Work Product to the extent that such damages are related to such “live processing”.

(d) Only after the Work Product and Services meet all Acceptance Testing requirements will they be deemed accepted. If the Work Product or Services fail to meet all Acceptance Testing requirements, Visa will promptly correct the deficiencies identified by the Acceptance Testing and the applicable Acceptance Testing will then be re-performed. If JPMC determines that Visa failed to correct the deficiencies within a reasonable time, using best efforts, or as otherwise expressly agreed to in writing (“Cure Period”), JPMC may, at its option, do one of the following by notifying Visa: (i) extend the Cure

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

7

Period to allow Visa the opportunity to correct the Acceptance Criteria non-conformities and re-perform Acceptance Testing in accordance with the procedure set forth above, (ii) accept the Work Product and/or Services, as the case may be, and negotiate for lesser performance or (iii) terminate the applicable Schedule (in whole or in part) on Notice to Visa, and return the Work Product and related materials to Visa, in which event Visa shall promptly refund to JPMC all fees that were paid under the terminated Schedule, or portion of any fee attributable to the terminated portion thereof, as the case may be.

5.6. Consents.

(a) All consents or approvals necessary to allow Visa and any Subcontractor to use any of the following to provide the Services: (i) Intellectual Property that was, is or shall be, developed by or for JPMC, including the Work Product (“JPMC Intellectual Property”), and (ii) services provided for the benefit of JPMC under JPMC’s Third Party Services contracts (“JPMC Consents“) shall be obtained by JPMC at JPMC’s sole cost and expense with Visa’s cooperation.

(b) If any JPMC Consent is not obtained, then, unless and until such JPMC Consent is obtained, Visa shall use reasonable commercial efforts to determine and adopt, subject to the prior written approval of JPMC, such alternative approaches as are necessary and sufficient to provide the Services without such JPMC Consents, provided that any such work shall be pursuant to a JPMC approved Change Order Proposal pursuant to Section 2.4.

(c) All consents, licenses, permits, authorizations or approvals of Visa (i) necessary to allow JPMC to use throughout an applicable Annex(s) Term all (A) third party services retained by Visa or any Subcontractor in order to provide the Services and (B) third party Intellectual Property necessary to provide the Services, or (ii) required by legislative enactment and regulations applicable to Visa that are legally required to be obtained in connection with the performance of the Services (“Visa Consents”) shall be obtained by Visa at Visa’s sole cost and expense with JPMC's cooperation, provided that nothing herein shall be deemed to prevent Visa from recovering any such expense as part of its pricing for the Services in its normal course of business.

6. Payments.

6.1. Fees. JPMC or the JPMC Affiliate, which executed the Schedule, shall be solely responsible to pay to Visa or the Visa Affiliate providing Services any fees or charges due to Visa set forth in an applicable Schedule. Visa or the Visa Affiliate providing Services shall be solely responsible to pay to JPMC or the JPMC Affiliate, which executed the Schedule, any fees or charges due to JPMC set forth in an applicable Schedule. Any fees related to the Services will be calculated as set forth in each applicable Schedule, except that in the event fees are not set forth in a Schedule, such fees will be calculated in accordance with the Rules.

6.2. Payment Schedule and Invoices. Except for any amounts that are disputed by a Party or as otherwise provided in an applicable Schedule or the Rules (including timing of payments and delivery of invoices), invoices shall be due and payable within sixty (60) days after receipt of a correct invoice at the bill-to-address set forth in an applicable Schedule. JPMC or the applicable JPMC Affiliate shall have the right to set-off against amounts owed by such entity under the Agreement, any undisputed amount Visa is obligated to pay or credit JPMC under an applicable Schedule, except that JPMC shall have no right to set-off any such obligations of Visa against JPMC’s settlement obligations for payment transactions under the Rules.

6.3. Pass–Through Expenses. Visa shall promptly provide JPMC with the original third party invoice for any expenses paid directly by JPMC to a third party service provider, or expenses incurred by

8

Visa specifically on behalf of JPMC and reimbursed by JPMC to Visa at actual cost (“Pass–Through Expense”), if a separate invoice for JPMC is received by Visa, for such expenses together with a statement that Visa has reviewed the invoiced charges and made a determination of which charges are proper and valid and should be paid by JPMC.

7. Taxes

7.1. Responsibility for Paying Taxes; Generally

      (a)(i) Visa shall be responsible for any sales, service, value-added, use, excise, consumption, and any other taxes and duties on the goods or services it purchases, consumes or uses in providing the Services, including taxes imposed on Visa’s acquisition or use of such goods or services and the amount of tax is measured by Visa’s costs in acquiring such goods or services.

(ii) Unless JPMC provides Visa with a valid and applicable exemption certificate or as otherwise provided in this Section, JPMC will be responsible for sales, use, excise, services, consumption and other taxes or duties (excluding value added tax) that are assessed on the provision of the Services and for which Visa invoices JPMC before the expiration of the applicable JPMC statutory period for assessment of deficiencies. Visa agrees to indemnify JPMC for any penalties and interest arising from Visa’s failure to collect or remit such tax.

(iii) Except when separately identified by Schedule or as otherwise provided in this Section, JPMC will be responsible for value-added taxes that are assessed on the provision of the Services (including the reimbursement of expenses), any particular goods provided to JPMC by Visa, its Affiliates or subcontractors, or the charges for such goods or Services. If a value added tax is later assessed against Visa due to a change in law or otherwise, on the provision of the Services, however levied or assessed, except for assessments levied against the Visa for administrative errors by the Visa (e.g. incorrect calculation of the quantum of VAT due), to the extent Visa may not recover or obtain a credit for such tax, both Parties will negotiate in good faith and agree on a commercial resolution to this issue to their mutual satisfaction. Failing an agreement between the Parties on such adjustment, JPMC reserves the right to terminate the affected Schedules in accordance with Section 6.2 of the Master Agreement (Termination for Convenience).

(iv) When Services are specifically identified in the Schedule as being subject to value-added taxes, Visa will be responsible for levying such taxes on the provision of the Services and JPMC will be responsible for paying those taxes in addition to the consideration payable.

(v) Any taxes assessed, as determined by JPMC, on the provision of the Services resulting from Visa relocating or rerouting the delivery of Services for Visa's convenience to, from or through a location other than the location approved by JPMC as of the effective date of the applicable Schedule, shall be paid by JPMC and JPMC shall receive a credit with respect to the fees invoiced thereunder equal to the payments made pursuant to this Subsection 7.1(a)(v).

(b) JPMC may deduct withholding taxes, if any, from payments to Visa where required under applicable law. JPMC shall, at Visa's written request, provide Visa with appropriate receipts for any taxes so withheld to the extent that JPMC has received such receipts from the applicable taxing authority.

(c) Each of JPMC and Visa (for itself and its subcontractors) shall bear sole responsibility for all taxes, assessments and other real property related levies on its owned or leased real property, personal property (including software), franchise and privilege taxes on its business, and taxes based on its net income or gross receipts. Visa’s employees shall not be considered employees of JPMC by

9

reason of their provision of Services under this contract and Visa shall bear sole responsibility for all payroll and employment taxes relating to its employees.

7.2. Segregation of Fees JPMC and Visa shall cooperate to segregate the fees payable hereunder into the following separate payment streams: (a) those for taxable Services; (b) those for nontaxable Services; (c) those for exempt Services, (d) those for which a sales, use or other similar tax has already been paid; and (e) those for which Visa functions merely as a paying agent for JPMC in receiving goods, supplies or services (including leasing and licensing arrangements) that otherwise are nontaxable or have previously been subject to tax. Visa shall state separately on its invoices the portion of fees which are subject to any sales, use, excise, value-added, services, consumption or other taxes due during the term of an applicable Schedule in connection with the provision of the Services, and the amounts of any taxes Visa is collecting from JPMC.

7.3. Cooperation JPMC and Visa shall reasonably cooperate to more accurately determine each Party's tax liability and to minimize such liability to the extent legally permissible. Where required JPMC and Visa shall provide and make available to the other party any resale certificates, information regarding out-of-state sales or use of equipment, materials or services, and other certificates or information reasonably requested by such other party. Some Services delivered to certain JPMC locations are exempt from sales and use taxes. JPMC will provide Visa with the documentation applicable to tax exempt transactions. Specifically, for certain Services delivered to certain JPMC locations described in a letter from the New York City Industrial Development Agency (“IDA”), dated February 7, 2003, a copy of which has been delivered to Visa, JPMC shall be deemed to have ordered such services in its own name as agent for the IDA for the purposes of qualifying for exemption from New York State and New York City sales and use taxes.

7.4. Assessment for Tax Deficiency. If either Party is assessed a deficiency for taxes payable by the other Party pursuant to the Agreement, the assessed Party will promptly notify the other Party of such assessment and will administratively contest such assessment to the extent it is timely requested or authorized to do so by the other Party. The other Party will be given a reasonable opportunity to participate in any such administrative contest and to review prior to submission the terms of any communication the assessed Party undertakes as part of such administrative contest. The assessed Party will not agree the amount of any such assessment without the approval of the other Party, such agreement not to be unreasonably withheld. The other Party shall indemnify and hold harmless the assessed Party from any such tax deficiency. Penalties and interest, if any, associated with such deficiency shall be the responsibility of (i) assessed Party where such deficiency resulted from a failure of the assessed Party to properly invoice the other Party. The other Party shall reimburse the assessed Party for all accounting and attorneys' fees and expenses reasonably incurred in contesting such assessment at the request or upon the authorization of the other Party; provided, however, that the assessed Party shall not be required to contest any such assessment unless requested or authorized to do so by the other Party, and payment by the assessed Party of an assessed deficiency which it was not timely requested or authorized by the other Party to contest, said assessment having been promptly advised to the other Party, will be deemed a payment which the assessed Party was required to pay to the appropriate government entity.

8. Audits

8.1. General Audit.

(a) Upon Notice from JPMC, Visa shall provide JPMC's auditors (internal and external to JPMC) and inspectors or any Regulator with annual and/or quarterly audited financial statements and its

10

annual SAS 70 Type II Report. Material exceptions on the SAS 70 Type II Report are reported to the Visa USA Board of Directors Audit Committee. Visa Corporate Risk routinely addresses and clears all exception items noted in the SAS 70 Type II Report. JPMC may provide additional suggestions or recommendations based on the SAS 70 Type II Report, and Visa will consider them.

8.2. **

8.3. Record Retention. As part of the Services, Visa shall (a) retain records and supporting documentation sufficient to document the Services and the fees paid or payable by JPMC under this Services Agreement, during the Services Term and for no less than **, provided that any records relating to settlement shall be maintained only for **, and (b) upon Notice from JPMC, provide JPMC and its Regulators with reasonable access to such records and documentation as they pertain only to Services provided to or fees paid by JPMC.

9. Term and End of Term Assistance.

9.1. Term. The Services Agreement is effective from the Services Agreement Effective Date set forth above until terminated in accordance with the Master Agreement. (“Services Term”).

9.2. End of Term Assistance Services.

(a) End of Term Assistance Services means (i) the Services which were provided by Visa immediately prior to the expiration or termination of an applicable Services Term as set forth in an applicable Schedule to the extent JPMC requests that such Services be provided from such expiration or termination and is otherwise entitled to receive these Services under the Rules, (ii) any New Services requested by JPMC and agreed to by Visa and set forth in an applicable Schedule in order to facilitate the transfer of the Services to JPMC or another service provider designated by JPMC, and (iii) Visa, (A) assisting JPMC in the development of a transition plan in connection therewith, (B) making available reasonably necessary project personnel and resources to facilitate the transition, (C) providing such reasonable End of Term Assistance Services as are necessary to successfully complete such transition, (D) providing training, documentation and other materials reasonably necessary to enable JPMC or its designee to assume responsibility for the Services, (E) delivering to each of JPMC and its designees the most current copies of any Work Product consistent with any rights of JPMC in that Work Product, and (F) making available to JPMC and its designees, if reasonably commercially possible and at a rate to be negotiated by the Parties, any third party services and systems then being utilized by Visa in the performance of the Services, subject to the terms and conditions of any applicable third party agreements.

(b) During the twelve months after the expiration or earlier termination of the Services Agreement, (“End of Term Assistance Period”), at JPMC’s written request, Visa will provide JPMC or its

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

11

designee (provided JPMC has the authority to designate such third party to receive Services under the Rules) with End of Term Assistance Services in accordance with an applicable Schedule. The quality and level of such Services shall not be degraded during the End of Term Assistance Period, provided that JPMC complies with its obligations under the Agreement. If the original Schedule did not provide for such Services, then JPMC and Visa shall execute a new Schedule, which shall describe the End of Term Assistance Services. After the expiration of the End of Term Assistance Services Period, Visa shall deliver to JPMC, as applicable, any remaining JPMC Confidential Information still in Visa's possession in connection with the applicable Schedule. During the Services Term, Visa shall provide JPMC with information in Visa’s possession related to the Services that JPMC reasonably requests to enable JPMC to draft a request for proposal(s) (“RFP”) relating to a portion or all the Services. Visa may or may not be a recipient of such RFP. In the event that Visa elects not to provide requested information, Visa will provide a detailed listing of the type of withheld information and an explanation of the basis for its refusal to provide such information. Any disclosure of information by Visa to JPMC under this Section 9.2(b) shall be treated as Confidential Information of Visa under Section 2 of the Master Agreement.

9.3. End of Term Assistance Services Fees. JPMC shall pay to Visa, fees for End of Term Assistance Services pursuant to the applicable Schedule, or if none is listed in an applicable Schedule, then at Visa’s then current standard time and materials fees for such Services. To the extent possible, Visa shall minimize any fees for End of Term Assistance Services by utilizing resources included in the fees already paid by JPMC to Visa, or being paid by JPMC to Visa after such expiration or termination, to provide the End of Term Assistance Services.

10. Business Continuity and Disaster Recovery. Visa hereby agrees to provide back up, business continuity and disaster recovery services (“Continuity Services”) that would enable JPMC to continue enjoyment of the Services in accordance with Visa’s business continuity and disaster recovery plan as set forth in the document entitled: “Technical Recovery Plans: OCE Failure” (“BC/DR Plan”). This BC/DR Plan has been provided to JPMC. JPMC will review the BC/DR Plan within 180 days of the effective date of the first Schedule under this Services Agreement. Visa agrees to discuss in good faith any changes to the BC/DR Plan recommended by JPMC (and implement such discussed and agreed upon changes to the benefit of the general Visa Membership). If Visa does not provide the Continuity Services in accordance with the BC/DR Plan, it will be considered a material breach of the Agreement and JPMC may terminate one or more Annex(es) or Collateral Document(s) (in whole or in part), pursuant to Section 6.3 (Termination for Cause) of the Master Agreement.

11. Services Covenants.

In addition to any other covenants given by Visa, Visa covenants that: (a) Visa shall provide the Services (i) in a professional and workmanlike manner, (ii) with reasonable care and skill, (iii) with superior customer and technical support in accordance with the standards herein and in any Schedule, (iv) in accordance with the specifications and any Services Timetable in any Schedule, (v) at a minimum, in accordance with any Service Levels and (vi) in accordance with any relevant third party service provider’s, license, documentation and recommendations; (b) ** (c) all reports and tax returns (including employment and withholding taxes) of Visa and each Subcontractor required, as a result of the Agreement, to be filed under Federal, state, local and foreign laws, shall be filed on a timely basis, and Visa, and each Subcontractor, unless contesting such in good faith, shall promptly pay all governmental taxes, assessments, fees and other charges lawfully levied upon or assessed against it; and (c) unless

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

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otherwise set forth on an applicable Schedule(s) and if otherwise applicable, the Services (i) are and will be capable of supporting, now and in the future, the US Dollar.

12. **

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

13

SERVICES ANNEX EXHIBIT A

Schedule Template

JPMC Agreement Number 68593-T2

SCHEDULE ONE

THIS SCHEDULE ONE (together with the Annex(es) and Agreement, hereto or incorporated into this document, this “Schedule One”), effective as of January 1, 2005 is entered into between JPMorgan Chase Bank, National Association, with headquarters in Columbus, Ohio, and Visa U.S.A. Inc., a Delaware corporation, with offices located at 123 Mission Street, San Francisco, CA 94105.

Schedule One Effective Date: January 1, 2005

Visa U.S.A. Inc.		JPMorgan Chase Bank, National Association

By:	/s/ KEVIN SCHULTZ	By:	/s/ DIANE ESHLEMAN
Name:	Kevin Schultz	Name:	Diane Eshleman
Title:	EVP	Title:	CPO
Date:	1/1/2005	Date:	1/1/2005

WHEREAS, JPMC and Visa, each a Party and together the Parties, and in recognition of current market conditions and a genuine desire to expand upon the Parties relationship, have agreed to Visa’s offering of (i) the renewal of JPMC’s participation in the ** Program in accordance with **, and recent amendments, attached as Exhibit B to this Schedule One, to those **, and (ii) additional funding and other commitments to JPMC, as described in this Schedule One.

NOW, THEREFORE, for and in consideration of the agreements set forth below, JPMC and Visa agree as follows:

1.	Definitions.

Unless otherwise defined in Exhibit A to this Schedule, all capitalized terms used herein is defined in accordance with the definitions set forth in the Agreement.

2.	Prior Agreements.

The ** Agreement dated July 12, 1999 (“** Agreement”) between Visa and Bank One is hereby superseded by, and replaced in the entirety with, this Schedule One, as of the Schedule One Effective Date, and will be of no further force or effect thereafter. Each Visa Co-Brand Incentive Agreement in effect as of the Schedule One Effective Date and any new Visa Co-Brand Incentive Agreements will remain in force in

Confidential	Page 1	12/8/2004

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

accordance with their respective terms independently of this Schedule One and will not be affected (except to the extent expressly provided therein) in the event this Schedule One is terminated for any reason. Co-Brand Incentive Agreements will however, benefit by having **. In the event of a conflict between the terms of this Schedule One, on the one hand, and the terms of any Visa Co-Brand Incentive Agreement, on the other hand, the terms of such Visa Co-Brand Incentive Agreement, as the case may be, will prevail. Nothing in this Schedule One will limit, expand or supersede any terms of the Visa U.S.A. By-Laws or Operating Regulations, all of which shall continue along with the Agreement to govern the relationship between JPMC and Visa, as amended from time to time. However, this Schedule One contains terms and provisions that are not contained in the By-Laws and Operating Regulations, and these will not be deemed to limit, expand or supercede the By-Laws or Operating Regulations. Visa agrees to advise JPMC in advance of the implementation of any modification or amendment to the Rules **.

3.	** Program and ** Benefits.

Visa will charge JPMC the standard fees and provide ** discounts available to all Members of Visa. In addition, Visa will provide other benefits described in this Schedule One together with **, as adopted by the Visa Board of Directors, attached to this Agreement as Exhibit B. The content of Exhibit B is referred to herein as “**”. Section 7 of this Schedule One contains certain amplifications and clarifications to **. If Visa shall adopt any amendment or modification of, and/or supplement to, the subject matter of any of the terms of **, whether as a change or alteration of ** or by virtue of the promulgation of a new set of program ** to govern Visa ** in any subsequent year during the Term of this Schedule One (such as, for example, the adoption of “2005 Program **”) or otherwise, Visa shall immediately notify JPMC in writing thereof and provide JPMC with copies thereof. Each such individual amendment, modification and/or supplement, as approved by the VISA USA or Visa International Board of Directors, shall operate as an amendment, modification and/or supplement to ** for purposes of this Schedule One. All such amendments, modifications and/or supplements are deemed to be included within the defined term “**” for purposes of this Schedule One (it being understood and agreed, however, that all amplifications of, and clarifications to, ** in Section 7 of this Schedule One shall continue to apply in full to ** as so amended, modified and/or supplemented, to the extent that such amplifications or clarifications remain relevant).

4.	Schedule Term.

The “Term” of this Schedule One will be deemed to have commenced on the Schedule One Effective Date and will continue, subject to Section 6 of the Master Agreement, for a period of ** from the Schedule One Effective Date, provided that the obligations in Section 7.3 (and any remedies for failure to do so under ** and this Schedule One) shall continue in effect after any termination of this Agreement

Confidential	Page 2	12/8/2004

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

(except for any termination under Section 6.3 of the Master Agreement) until the **, from the Schedule One Effective Date, has expired. Renewal of this Schedule One is as set forth in Section 9.

5.	Fees, Rates and Fee Discounts.

Unless otherwise specified, all references to fees, rates, and fee discounts herein will be calculated in U.S. dollars and will be paid in accordance with Section 6 of the Services Agreement, the Pricing Directory, and the Rules. Notwithstanding anything herein to the contrary, Visa agrees that Visa management will not **.

5.1. Standard Member Fees and Discounts. Visa uses a standard pricing schedule for each service for all Members and maintains a pricing directory of standard pricing (“Pricing Directory”). The current copy, as of December 5, 2004, of this Pricing Directory is included as Exhibit C to this Schedule One. Visa will make this Pricing Directory available to JPMC quarterly, in hardcopy to the Notice addresses contained in Section 8.1 of the Master Agreement and to JPMC’s designated line of business representatives, until it is available online. At such time the Pricing Directory is available online, Visa will provide quarterly summaries of material changes to the Pricing Directory. Changes to the prices in the Pricing Directory are made from time-to-time by Visa’s Board of Directors to adjust to market conditions. Increases in price will require a minimum of ** (**) months lead time between Member notification and the implementation date, unless specifically approved by Visa’s Board to go into effect in a shorter time frame. Prices for new services or price reductions on existing services may be implemented immediately.

5.2. ** Discounts. Exhibit B contains certain discounts available to **. Some of these discounts modify the standard fees contained in the Pricing Directory in Exhibit C.

5.3. Additional Fee Waivers, Credits, Rebates. This Schedule One specifies certain benefits that will be made available to JPMC during the Term in addition to those specified in Exhibit B. Some of these benefits involve waivers, credits or rebates applicable to certain of the pricing contained in the Pricing Directory.

6. Incentives, Bonuses, Waivers, Discounts and Support Payments

6.1	** Programs.

6.1.1. ** Incentive. Visa will make payment to JPMC, up to a maximum of ** dollars ($**), as provided below. JPMC has up to ** from the Schedule One Effective Date to **. Nothing in this Schedule One shall be construed to prevent JPMC from **.

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Payments under this Section 6.1.1 will be paid on a pro-rata basis from the following pools, subject to the provisions of Sections 6.1.1(e), 6.1.1(f) and 6.1.1(g):

a) **

b) **

c) **

d) **

e) Visa will make payments out of the different pools described in subsections (a), (b), (c) and (d) above to JPMC no later than ** following Visa’s receipt of JPMC’s report (provided on a Calendar Quarter basis), that describes and certifies the event giving rise to a right to payment to JPMC by Visa. The report will include **during the previous quarter for which JPMC is entitled to payment under Sections 6.1.1 (a), (b), (c) or (d), and ** for the Calendar Quarter previous to the time of the report. The payment amount will be determined by **. Following each report and payment by Visa, **. When **, Visa will pay any ** in that pool to JPMC.

f) At the next Program Year-end, JPMC will provide to Visa information sufficient to test that ** for which JPMC was paid under this Section 6.1.1**. ** reported and paid on ** of the Program Year-end will be tested at the end of the following Program Year (or, if the Term has ended, at the end of the one year period following the end of the Term). ** for which JPMC receives payment under this Section 6.1.1 will be tested only once. In the event that the ** determined by the test is less than ** used to calculate the payments to JPMC, JPMC will refund to Visa the payments in question on a pro-rata basis of the shortfall. ** will not be tested. In the event that **, no tests of performance will be required.

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(g) Notwithstanding subsection (f) above, if ** that exists on the Schedule One Effective Date ** during a Program Year, the test required in subsection (f) will be **. At that time, if Visa did not cure the deficiency within the ** period required in Section 6.1.3, then ** will be deemed waived and shall not be required.

Exhibit F provides examples of the calculations described in this Section 6.1.1.

6.1.2. ** In the event of a **.

6.1.3 The Parties intend that **. In the event that JPMC reasonably believes that **, then JPMC shall give notice to Visa **. Along with such notice, JPMC shall provide ** data that demonstrates JPMC’s assertion. Visa shall have ** to assess such data and to propose a plan for **. In the event that **, and Visa does not **, the ** testing requirements described in Section 6.1.1(f) above shall be adjusted as described in Section 6.1.1(g).

6.1.4. Notwithstanding the foregoing, **.

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6.1.5. For up to ** from the Schedule One Effective Date, **.

6.2. ** Payment. No later than ** following Visa’s receipt of JPMC’s report (provided on a Calendar Quarter basis), containing information on **, Visa will make payment to JPMC, **. This payment will be used ** by JPMC to **.

6.3. ** Incentive. Visa will pay JPMC, ** and in accordance with Section 6.5, the applicable ** Incentive described below.

6.3.1. ** Incentive – **

6.3.1.1. Visa will make payment to JPMC of (a) ** during such Calendar Quarter and (b) ** for the Program Year ** during such Program Year or any preceding Program Year.

6.3.1.2. Notwithstanding Section 6.3.1.1, no amount shall be payable pursuant to clause (b) of Section 6.3.1.1 for any Program Year if ** for such Program Year ** in that Program Year or any preceding Program Year **.

6.3.2. ** Incentive – **

6.3.2.1. Visa will make payment to JPMC at a rate of **. This payment shall be made on a Calendar Quarter basis.

6.3.2.2. ** Incentive. Visa will make an additional payment to JPMC, at a rate of **

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**. This payment will be made on an annual basis for each Program Year.

6.3.2.3. JPMC will identify all ** and they will be reported separately on all Quarterly Operating certificates filed by JPMC during the Term. Visa will monitor **. If merited by ** in the following table in a Program Year, Visa will pay JPMC on an annual basis for each Program Year the amount indicated below for **:

Table 6.3.2.3.

** within **	** Payment (per qualifying **)
Up to $**	$	*	*
Between $** and $**	$	*	*
Between $** and $**	$	*	*
Over $**	$	*	*

6.3.3. Regardless of anything to the contrary herein, Visa’s maximum financial obligation pursuant to this Section 6.3 is hereby ** over the course of the Term. In the event that JPMC wishes ** total pay cap will be exceeded, Visa and JPMC will negotiate in good faith an increase of the cap as warranted **. Visa reserves the right to audit JPMC’s records upon Visa’s reasonable request to determine the accuracy of any of the information provided or compliance by JPMC pursuant to this Section 6.3.

6.3.4. JPMC will use all funding received pursuant to Section 6.3 throughout the Term hereunder exclusively for the benefit of JPMC Visa programs, **.

6.3.5. In addition, Visa will pay within ** of receipt of information prior to January 31, 2005, incentives calculated as described in Sections 6.3.1 and 6.3.2 of this Schedule One, **.

6.4. ** Incentive Payments. For each Program Year during the term of this Schedule One, Visa will pay JPMC, in arrears and in accordance with Section 6.5, an amount equal to the ** Incentive Payments for **

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**, as defined in Subsections 6.4.1, 6.4.2, and 6.4.3, respectively, and as adjusted pursuant to Sections 6.4.4 and 6.4.5.

6.4.1. ** Incentive Payment - **. Visa will provide the ** Incentive Payment – ** to JPMC for its ** the ** Amount – **, as re-calculated each Program Year, pursuant to Table 6.4.1. For example, **.

Table 6.4.1.

**	Incentive Payment **
$**	*	*
$**	*	*
$**	*	*

6.4.2. ** Incentive Payment – **. Visa will provide the ** Incentive Payment – ** to JPMC for its ** the ** Amount – **, as restated each Program Year, pursuant to Table 6.4.2. For example, **.

Table 6.4.2.

**	Incentive Payment **
$**	*	*
$**	*	*
$**	*	*

6.4.3. ** Incentive Payment – **. Visa will provide the ** Incentive Payment – ** to JPMC for its ** the ** Amount – ** as restated each Program Year pursuant to Table 6.4.3. For example, **.

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**

Table 6.4.3.

**	Incentive Payment **
$**	*	*
$**	*	*
$**	*	*

6.4.4. Adjustments for **. If, during any ** Program Year JPMC shall **, the following adjustments to the calculations referred to above shall be made.

6.4.4.1. The ** Amount for the ** Program Year ** shall be reduced ** for the time period in which the ** Amount was measured.

6.4.4.2. The ** Amount for the Program Year after the ** Program Year shall exclude **.

6.4.4.3. The **, as it relates to the ** incentives calculated in this Section 6.4, on ** shall be calculated by **.

6.4.4.4. The **, as it relates to the ** incentives calculated in this Section 6.4, ** will be calculated by **.

6.4.4.5. The total **, as it relates to the ** incentives calculated in this Section 6.4, will be calculated by **.

Example for Section 6.4.4.:

•	**

•	**

•	**

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•	**

•	**

•	**

•	**

6.4.5. Adjustments for **. If, during any ** Program Year JPMC shall **, the following adjustments to the calculations referred to above shall be made:

6.4.5.1 The ** Amount for the ** Program Year **.

6.4.5.2 The ** Amount for the Program Year after the ** Program Year shall be increased by **.

6.4.5.3 The **, as it relates to the ** incentives calculated in this Section 6.4, ** shall be calculated by **.

6.4.5.4 The **, as it relates to the ** incentives calculated in this Section 6.4, ** will be calculated by **.

6.4.5.5 The total **, as it relates to the ** incentives calculated in this Section 6.4, will be calculated by **.

Example for Section 6.4.5:

•	**

•	**

•	**

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•	**

•	**

•	**

•	**

6.5. Payment and Verification of ** and ** Incentive Payments.

6.5.1. JPMC will deliver to Visa with its Quarterly Operating Statement for each quarter ending December 31st during the Term, a report containing its calculation (in reasonably adequate detail) of the ** Incentive Payment owed to it in respect of the Program Year ending on such December 31st and its calculation (in reasonable detail) of the ** Incentive owed to it under Sections 6.3.1.1(b), 6.3.2.3, and 6.3.2.4 in respect of the Program Year ending on such December 31st (the “Payments Report”). In addition, JPMC will deliver to Visa with each Quarterly Operating Statement during the Term a report containing its calculation (in reasonably adequate detail) of the ** Incentive owed to it under Sections 6.3.1.1(a), 6.3.2.1 and 6.3.2.2 in respect of the Calendar Quarter. Visa shall have an opportunity to verify the calculations made by JPMC therein and shall be granted access to such supporting information, and such records, in the possession of the JPMC, as Visa may reasonably request in order to verify the accuracy of the calculations made by JPMC in the Payments Report (it being understood and agreed that (i) any such request must be made within the ** period following the actual delivery of the Payments Report to Visa and (ii) no such request need be granted by JPMC if it would involve (x) the disclosure by JPMC of information that JPMC may not, in JPMC’s good faith judgment, disclose to Visa as a result of JPMC’s confidentiality policies or obligations or (y) the production or compilation of information that JPMC does not ordinarily produce or compile in connection with its own reports).

6.5.2. If JPMC and Visa shall fail to agree on whether a request for access to supporting information and/or records made by Visa pursuant to Section 6.5.1 above is reasonable within five business days of the request by Visa, then the Parties shall submit such dispute to the Independent Accounting Firm referred to in Section 6.5.6 below, for resolution in accordance with such Section 6.5.6.

6.5.3. Visa shall be deemed to have accepted the Payments Report in full unless it shall have delivered a Notice of Disagreement (as hereinafter defined) to JPMC pursuant to this Section 6.5.3 by no later than the fifth business day after the later of (i) the end of the ** period following the actual delivery of the Payments Report to Visa and (ii) the later of (x) the date of the provision of access to all information and/or records reasonably requested by Visa in accordance with Sections 6.5.1 and 6.5.2 above and (y) the date of receipt of written notice from JPMC that such

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access will not be provided. Such Notice of Disagreement shall be in writing and shall set forth a description (in reasonably adequate detail) of the reasons why Visa disagrees with the Payments Report (which may include lack of access to information and/or records requested by Visa in accordance with Section 6.5.1) and shall include Visa’s calculations (in reasonably adequate detail) of the ** Incentive Payment pursuant to Section 6.4 and the ** Incentive pursuant to Section 6.3, owed by it to JPMC, to the extent possible based upon information and records available to Visa.

6.5.4. During the ** period following the delivery of a Notice of Disagreement, JPMC and Visa shall seek in good faith to resolve any differences involving the matters specified in the Notice of Disagreement. During the ** period following the delivery of the Notice of Disagreement, JPMC shall have an opportunity to verify the calculations made by Visa therein, **. The Parties agree that, to the extent that Visa’s BASE II interchange records are in conflict with JPMC’s records and are not clearly incorrect, ** for purposes of the calculations of the ** Incentive Payment and the ** Incentive. On the fifth business day following the end of such ** period, (i) if the Parties shall have reached agreement on the amounts of the ** Incentive Payment pursuant to Section 6.4 and the ** Incentive pursuant to Section 6.3, Visa shall pay such amounts to JPMC and (ii) if the Parties shall have failed to reach agreement on the amounts of the ** Incentive Payment pursuant to Section 6.4 and the ** Incentive pursuant to Section 6.3, Visa shall pay to JPMC an amount equal to **. All payments made pursuant to the immediately preceding sentence shall be made in immediately available funds to such account, as JPMC shall have specified in the Payments Report.

6.5.5. If Visa accepts (or is deemed to accept) the Payments Report pursuant to Section 6.5.3, Visa shall make payment to JPMC on the fifth business day following the date of such acceptance by Visa, in immediately available funds, of the amounts stated to be owed to JPMC in the Payments Report, to such account as JPMC shall have specified in the Payments Report.

6.5.6. If the Parties shall have failed to reach agreement on (i) the reasonableness of a request by Visa for access to supporting information and/or records pursuant to Section 6.5.2 or (ii) the amounts of the ** Incentive Payment and the ** Incentive pursuant to Section 6.5.4, then the Parties shall submit to an independent accounting firm (the “Independent Accounting Firm”) for review and resolution any and all matters which remain in dispute and which, in the case of a dispute referred to in clause (ii) above, were included in the Notice of Disagreement. The Independent Accounting Firm shall be a nationally recognized accounting firm that is not presently engaged, and was not engaged during the relevant Program Year, as the principal auditors of JPMC or Visa. JPMC and Visa shall use all

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reasonable efforts to cause the Independent Accounting Firm to render a decision resolving the matters submitted to the Independent Accounting Firm (x) pursuant to clause (i) above, within 7 days following submission and (y) pursuant to clause (ii) above, within 21 days following submission. The Parties agree that the decisions of the Independent Accounting Firm shall be final and binding upon the Parties and that the fees and expenses of the Independent Accounting Firm shall be borne equally by JPMC and Visa.

6.5.7. On the fifth business day following the resolution by the Independent Accounting Firm of a dispute relating to the ** Incentive Payment and the ** Incentive, Visa shall pay to JPMC, in immediately available funds to the account specified by JPMC in the Payments Report, an amount equal to the sum of (i) (x) the excess, if any, of the amount finally determined by the Independent Accounting Firm to be the sum of the ** Incentive Payment and the ** Incentive over (y) the amount that Visa had previously paid to JPMC in respect thereof pursuant to clause (ii) of Section 6.5.4 plus (ii) (unless the resolution by the Independent Accounting Firm is based on records or information that JPMC refused to provide to Visa pursuant to Section 6.5.1) interest on the amount set forth in clause (i) for each day from (and including) the date that Visa made the payment referred to in clause (ii) of Section 6.5.4 to (but excluding) the date that Visa makes payment of the amount specified in this Section 6.5.7, at a rate per annum equal to the Prime Rate for such day. “Prime Rate” means the rate of interest publicly announced by JPMC, in Chicago, Illinois, from time to time, as its Prime Rate.

6.5.8. All amounts not paid when due under this Section 6.5 shall bear interest, for each day from (and including) the date such amount was due to (but excluding) the date of payment thereof, at a rate per annum equal to the sum of **% plus the Prime Rate for such day.

6.5.9. The Parties agree to use their best reasonable efforts to ensure that the ** Incentive Payment and the ** Incentive in respect of each Program Year ending on December 31st is paid by Visa to JPMC pursuant to this Section 6.5 by no later than the immediately succeeding March 30th.

6.6. ** Bonus. In consideration of JPMC’s efforts **, Visa will provide a payment of $**, no later than ** following the Schedule One Effective Date.

6.7. ** Support. In consideration of JPMC’s position as both an issuing and an acquiring bank and to **, Visa will make a one time $** investment to develop and expand **. The specific use of ** will be subject to the mutual agreement of the Parties.

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6.8. ** Support.

6.8.1. ** Conference. Visa will provide $**, paid in ** installments, no later than ** prior to the start date of the ** conference. These payments are made based upon the mutual agreement of the Parties that Visa will be provided opportunities to address the conference and breakout sessions and such opportunities shall be **.

6.8.2. ** Development. Visa will provide $**, paid in ** installments, no later than ** calendar days following the Schedule One Effective Date and each Program Year anniversary thereafter, to **.

6.8.3. ** Support. Visa will provide $**, paid no later than ** following the Schedule One Effective Date, **.

6.8.4. ** Support. Visa will provide an ** payment equivalent to **. Visa reserves the right to audit JPMC’s records upon Visa’s reasonable request to determine the accuracy of any of the information provided by JPMC pursuant to this Section 6.8.4. This payment will be made, no later than ** following receipt of JPMC’s ** report soon after the end of each Program Year. **

6.8.5. ** Support. Visa will provide $**, paid no later than ** calendar days following the Schedule One Effective Date, to assist JPMC **.

6.8.6. Use of Software. Visa will provide JPMC and its customers, upon request, a perpetual non-exclusive, U.S.-only right and license to use an object code (executable) version of the software listed below, and any other software that Visa makes generally available to its Members, ** during the Term of this Schedule One with the exceptions **. In such ** cases JPMC shall pay ** to

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Visa of the licensed software. JPMC agrees to execute license agreements for the software consistent with this Section 6.8.6, if required by Visa. The software to be licensed under this Section 6.8.6, as of the Schedule One Effective Date, is **.

6.9. ** Support.

6.9.1. ** Support. During each Program Year Visa will provide $** to JPMC, to assist JPMC **. These benefits will be comprised of **.

6.9.2. ** Support. During each Program Year, Visa will provide $** to JPMC, to assist JPMC **. These benefits will be comprised of **.

6.9.3. ** Support. During each Program Year, Visa will provide $** to JPMC, to assist JPMC **. These benefits will be comprised of **.

6.9.3.1 Visa will also provide the ability for JPMC **.

6.9.4. ** Waivers. During each Program Year, Visa will provide $** to JPMC, for **. These benefits will be comprised of **

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**

6.9.5. Research and Analysis. Visa will provide access to research conducted for the membership, including Insights, Perspective Series, Segmentation Analyses, Commitment Study, and product and channel (credit, debit, small business, prepaid, rewards, e-commerce) **. The estimated total value of this research and analysis during each Program Year, using FY 2004 as an example, would be $**.

6.10. Visa **. On a Program Year basis and at one mutually agreed upon location, Visa will conduct **, at a cost to Visa up to $**.

6.11. ** Conference. Visa will provide $**, paid in ** installments, no later than ** prior to the start date of the ** Conference. These payments are made based upon the mutual agreement of the Parties that Visa will be provided opportunities to address the conference and breakout sessions that shall be **.

6.12. ** Support. ** is a service that enables **. In return for participation in **, Visa will **.

6.13. ** Benefit. Visa will provide **. Based on current JPMC **, JPMC is estimated to save approximately $** annually. ** Visa has launched a Web-based site where JPMC can **.

6.14. ** Support. If JPMC elects to **. Visa will provide **.

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6.15. ** Waiver. Visa will provide JPMC the opportunity to **. **

6.16. ** Support. Visa will **. Visa will also provide dedicated support, **.

6.17. ** Support. Visa will **. This support is to **.

6.18. ** Support. Visa will deliver ** to JPMC during the Schedule One term of 2005, **. Resource allocation will depend on **.

6.19. ** Support. Visa will provide support by **.

6.20. **. During the Term of this Schedule One, Visa will provide ** support to JPMC **. **

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6.21. **.** is an optional service that **. During the Term of this Schedule One, Visa will support **, at JPMC’s request.

6.22. ** Waiver. ** JPMC can utilize ** and Visa will ** for the Term, at up to a maximum of $**.

6.23. ** Consulting. During the Term of this Schedule One, at an estimated value of $**, Visa will work with **.

6.24. Visa **. **.

6.24.1. During the Term of this Schedule One, Visa will provide, ** for JPMC and co-brand partners, valued at $**, and ** for JPMC **, valued at $**. ** Visa and JPMC will negotiate in good faith to include this support for ** as they arise.

6.24.2. During the Term of this Schedule One, at no less than an estimated value of $**, Visa will provide up to **, to JPMC, at the request of JPMC.

6.24.3. During the Term of this Schedule One, at no less than an estimated value of $**, Visa will provide **.

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6.25. ** Analysis. During the first Program Year of the Schedule One Term, at no less than an estimated value of **, Visa will provide **. The analysis will use **.

6.26. **. During the Term of this Schedule One, Visa will provide JPMC with the **. These provide information on **

6.27. **. During January of each Program Year of the Term, Visa will provide **.

6.28. ** Review. Upon JPMC’s request, at any time during the Term of this Schedule One, Visa will provide ** reviews at an estimated value of $**. ** The purpose of the review is to **. These reviews are conducted ** and all findings are confidential.

6.29. ** Service. Upon JPMC’s request, at any time during the Term of this Schedule One, Visa will provide ** service reviews at an estimated value of $**. Visa will conduct **. The review covers evaluations of the following: **.

6.30 **. Upon JPMC’s request at any time during the Term of this Schedule One, Visa will **.

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6.31. **. During the Term of this Schedule One, Visa will provide JPMC the ability to participate in **.

6.32. ** Advertising.

6.32.1. During the Term of this Schedule One, at an estimated value of $**, Visa will provide **.

6.32.2. During the first Program Year from the Schedule One Effective Date, and at an estimated value of $**, Visa will provide **. **

6.32.3. During the first year from the Schedule One Effective Date, and at an estimated value of $**, Visa will develop **.

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6.33. Promotions. During the Term of this Schedule One, Visa will provide the following promotional benefits, at a minimum, to JPMC **. Nothing contained herein will limit Visa’s ability to offer additional or new promotional benefits to JPMC.

Benefit	Description		Annual Value			Timeframe		Value Over Schedule One Term
**	*	*	$	*	*	*	* Years	$	*	*
**	*	*	$	*	*	*	*		*	*
**	*	*	$	*	*	*	* Years	$	*	*
**	*	*	$	*	*	*	* Years	$	*	*
**	*	*	$	*	*	*	* Years	$	*	*
**	*	*	$	*	*	*	* Years	$	*	*
**	*	*	$	*	*	*	*	$	*	*
**	*	*	$	*	*	*	*	$	*	*
**	*	*	$	*	*	*	*	$	*	*

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Benefit	Description		Annual Value			Timeframe		Value Over Schedule One Term
**	*	*	$	*	*	*	*	$	*	*
**	*	*	$	*	*	*	*	$	*	*
**	*	*	$	*	*	*	*	$	*	*
**	*	*	$	*	*	*	*	$	*	*
**	*	*	$	*	*	*	*	$	*	*
**	*	*	$	*	*	*	*	$	*	*
**	*	*	$	*	*	*	*	$	*	*
**	*	*	$	*	*	*	*	$	*	*
**	*	*	$	*	*	*	*	$	*	*
**

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Benefit	Description		Annual Value	Timeframe		Value Over Schedule One Term
**	*	*		*	*

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6.34. ** - Marketing. During the Term of this Schedule One, at an estimated value of $**, Visa will invest in marketing support to **.

6.35. ** Analysis. During the Term of this Schedule One, at an estimated cost to Visa of $**, and upon JPMC’s request Visa will provide **.

6.36. ** Programs. During the Term of this Schedule One, at an estimated cost to Visa of up to $**, and upon JPMC’s request Visa will provide **. Visa and JPMC will negotiate in good faith to allocate additional funds for future business opportunities, based on Visa’s ability to pay.

6.37. ** support. During the Term of this Schedule One, at an estimated cost to Visa of up to $**, and upon JPMC’s request, Visa will provide **.

6.38. ** program. During the Term of this Schedule One, Visa will develop and launch, upon JPMC’s request a **, at a cost to Visa of an estimated $**.

6.39. ** Test. During the first two years from the Schedule One Effective Date, Visa will **, up to a maximum cost to Visa of an estimated $**.

6.40. ** - Marketing. During the first three (3) Program Years from the Schedule One Effective Date, Visa will provide, upon JPMC’s request ** programs up to a maximum cost to Visa of an estimated $** over the Term.

6.41. ** - Marketing. During the Term of this Schedule One, at an estimated cost to Visa of $**, upon JPMC’s request Visa will provide marketing support **.

6.42. ** -Marketing. During the Term of this Schedule One, at an estimated cost to Visa of $**, upon request by JPMC Visa will provide **.

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6.43. **. During the first two years from the Schedule One Effective Date, at an estimated cost to Visa of $**, upon request by JPMC Visa will **.

6.44. ** programs. During the Term of this Schedule One, at an estimated cost to Visa of $**, and upon JPMC’s request Visa will work with JPMC to **.

6.45. ** - Marketing. During the first two years from the Schedule One Effective Date, at an estimated cost to Visa of $**, and upon JPMC’s request Visa will provide support to **.

6.46. **. During the first two years from the Schedule One Effective Date, at an estimated cost to Visa of $**, and upon JPMC’s request Visa will support **.

6.47. **. During the first Program Year from the Schedule One Effective Date, at an estimated cost to Visa of $**, JPMC may participate in **. (The estimated value is based on the opportunity for JPMC to participate in **.)

6.48. ** Credit. During the Term of this Schedule One, Visa will provide to JPMC an ** credit up to a value of $**, to be applied to **.

6.49. ** Campaign. At an estimated value of $**, Visa will focus ** for JPMC. Visa will provide **. Visa will work with JPMC to determine **. In addition, JPMC will be **. Nothing in this Section shall be intended to limit Visa’s ability to provide additional ** to JPMC in subsequent Program Years.

6.50. ** Support. During the Term of this Schedule One, Visa will provide the following ** support benefits for JPMC ** for Visa personnel or services performed by Visa personnel. Nothing contained herein will limit Visa’s ability to offer additional or new support to JPMC not listed here.

Confidential	Page 25	12/8/2004

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

Benefit	Description	Timeframe
**	**	**
**	**	**
**	**	**
**	**	** Years
**	**	** Years
**	**	** Years
**	**	** Years
**	**	**
**	**	**
**	**	** Years

Confidential	Page 26	12/8/2004

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

Benefit	Description	Timeframe
**	**	**
**	**	** Years
**	**	** Years
**	**	**
**	**	** Years
**	**	**
**	**	**
**	**	**
**	**	** Years

Confidential	Page 27	12/8/2004

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

Benefit	Description	Timeframe
**	**	** Years
**	**	** Years
**	**	** Years
**	**	** Years
**	**	** Years
**	**	** Years
**	**	** Years
**	**	** Years
**	**	** Years

Confidential	Page 28	12/8/2004

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

Benefit	Description	Timeframe
**	**	** Years
**	**	**
**	**	** Years
**	**	** Years
**	**	** Years
**	**	** Years

6.51. ** Support. During the Term of this Schedule One, Visa will provide the following ** support benefits for JPMC, **, for Visa personnel and services performed by Visa personnel. Nothing contained herein will limit Visa’s ability to offer additional or new ** support to JPMC not included here:

Benefit	Description	Timeframe
**	**	** Years
**	**	** Years

Confidential	Page 29	12/8/2004

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

Benefit	Description	Timeframe
**	**	** Years
**	**	** Years
**	**	**
**	**	** Years
**	**	** Years
**	**	** Years
**	**	** Years
**	**	** Years
**	**	** Years

Confidential	Page 30	12/8/2004

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**	**	** Years

6.52. The support for ** described in Sections ** and ** of this Schedule One is provided by Visa expressly on the condition that **, provided that the failure to comply with this condition shall require only ** under this Schedule One.

7. JPMC’s Obligations.

7.1. ** Program. JPMC commits to participate in the ** Program (described in the Section 3 of this Schedule One) and agrees to meet program requirements in accordance with **, as amplified and clarified by this Schedule One, including, without limitation, by **. For purposes of this Schedule One, references in ** to “Participating Members” shall be deemed to refer to JPMC and its Affiliates.

7.2. **. The Parties agree that the provisions of ** shall be applied to JPMC as described in ** to this Schedule One. The Parties agree that compliance with the provisions of the foregoing sentence shall be tested each Calendar Quarter, but that JPMC shall not be deemed to breach its agreement set forth in ** (as amplified and clarified in this Section 7.2) unless JPMC shall have failed to comply with the provisions of the foregoing sentence for **, in which case the termination rights under Section 10 shall arise. Notwithstanding the foregoing, in the event that JPMC ceases to comply with the requirements in the first sentence in this Section 7.2 due to **, then the Parties shall negotiate in good faith a reasonable plan to bring JPMC back into compliance within ** from the date of non-compliance arising from such **, and failure to achieve compliance by the end of such ** period shall give rise to termination rights under Section 10.

7.3. ** Cards. The Parties agree that the provisions of ** shall be applied to JPMC as described in ** to this Schedule One. The Parties agree that compliance with the provisions of the foregoing sentence shall be tested each Calendar Quarter, but that JPMC shall not be deemed to breach its agreement set forth in ** (as amplified and clarified in this Section 7.3) unless JPMC shall have failed to comply with the provisions of the foregoing sentence for***

Confidential	Page 31	12/8/2004

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**. Such breach shall give rise to the termination rights described in Section 10.

7.4. Certain Agreements. For purposes of this Schedule One, the Parties agree that JPMC has reached ** and that, therefore, the provisions of ** shall not be applicable to JPMC and its Affiliates, provided that JPMC continues to maintain the ** required in Section 7.2. In addition, (i) JPMC and its Affiliates shall be eligible to receive the ** Assistance referred to in **; (ii) JPMC has met all program requirements and Visa has approved **, for purposes of **; (iii) the references to “**” and to “** cards” in ** shall be deemed to refer to “**” and “** cards”, respectively; (iv) the references to “**”, “debit cards” and “debit” in ** shall be deemed to refer to “**” and “**” as applicable; and (v) the references to “Cards” and “cards” in **, do not apply to **. The Parties also agree that the provisions of ** were taken into consideration when determining the benefits included in this Agreement such that the provisions do not apply to **.

7.5. Acquired Portfolios. The Parties agree that the provisions of ** shall be applied to JPMC as follows:

(a)	Promptly following completion of an acquisition (whether by merger, stock purchase, asset purchase or otherwise) of a portfolio including non-Visa branded cards by JPMC, JPMC shall notify Visa thereof. The Parties agree that all the provisions of this Schedule One shall apply to all Visa-branded cards included in such portfolio.

(b)	If, following the completion of such acquisition, (i) a ** of the total ** of JPMC for the next succeeding Calendar Quarter is not ** (it being understood and agreed that, for purposes of this calculation, the rules specified in ** shall be used), or (ii) **: (1) **, after successful completion of the **, JPMC will be in compliance with the provisions of Sections 7.2 and 7.3; and (2) **

Confidential	Page 32	12/8/2004

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**.

7.6. Sold/ Lost Portfolios. The Parties agree that the provisions of ** shall be applied to JPMC as follows:

(a)	Promptly following completion of a sale or notice of loss of a portfolio, JPMC shall notify Visa thereof.

(b)	If, following the completion of such sale or loss, a ** of the total ** of JPMC is not ** (it being understood and agreed that, for purposes of this calculation, the rules specified in ** shall be used), the Parties shall negotiate in good faith within ** days following the completion of such sale or notice of loss (i) a reasonable plan to enable JPMC to be in compliance with the provisions of Section 7.2. It is understood and agreed that any such plan shall not require JPMC to **, provided that this shall not relieve or waive the obligation of JPMC to comply with Section 7.2 or Section 7.3, except that any plan will ** .

7.7. Right to Suspend Benefits for Failure to Meet Program Requirements or ** Plans. If JPMC shall fail to comply in any material respect with any requirement of **, as amplified and clarified pursuant to this Schedule One, including without limitation, by **, or a plan agreed pursuant to Section 7.5(b) or Section 7.6(b), or after a breach of the obligations in Section 7.2 (except ** under that Section 7.2) or Section 7.3, for ** (as long as Visa is in compliance with its obligations under such plan and, in the case of a ** agreed pursuant to Section 7.5(b), its obligations under any related ** assistance program), then JPMC shall not be entitled to **.

7.8. Other Provisions. The Parties agree that the amplifications and clarifications to ** contained in this Schedule One shall be interpreted as follows, provided that nothing in this Agreement shall be deemed to waive or supersede any provision or any part thereof in ** except to the extent it is amplified or clarified herein:

Confidential	Page 33	12/8/2004

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

(a)	the provisions of ** shall be applied to JPMC as set forth in Sections **, above, and **;

(b)	the provisions of ** shall be applied to JPMC as set forth in Section **;

(c)	the provisions of ** shall be applied to JPMC as set forth in Sections ** and **;

(d)	the provisions of ** shall be applied to JPMC as set forth in Sections ** and **;

(e)	the provisions of ** shall be applied to JPMC as set forth in Sections ** and **; and

(f)	the provisions of ** shall be applied to JPMC as set forth in Section **.

7.9. JPMC agrees that ** for which it receives payments **. ** The Parties further agree this Section 7.9 does not apply to **.

7.10. Visa agrees that **, then this Schedule One shall **.

7.11. JPMC agrees to supply to Visa no later than January 31, 2005 the ** for all applicable portfolios under this Schedule One. Visa shall pay to JPMC the sum of $**.

8.	**.

8.1. **. Visa will ensure that the **.

Confidential	Page 34	12/8/2004

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

8.2. **. Visa will ensure that **.

8.3. No Conflicts. Visa will ensure that **.

8.4. Compliance. Visa shall deliver a certificate to JPMC on the business day following the end of each Program Year stating Visa’s compliance with the provisions of this Section 8. The Chief Executive Officer of Visa will ensure that the requirements of this Section 8 are complied with. **

9.	Renewal.

Notwithstanding anything contained in **, this Schedule One will automatically renew with respect to services at the end of the Term for up to ** (**) additional ** renewal terms, each a “Renewal Term”. During any Renewal Term, JPMC may terminate this Schedule One, pursuant to Section 6.3 of the Master Agreement.

Confidential	Page 35	12/8/2004

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

10.	Early Termination; Remedies; Limitation on Damages.

10.1. Early Termination by Visa. If one or more of the following events shall have occurred and be continuing:

(a) JPMC shall have breached the obligation in Section 7.2;

(b) JPMC shall have breached the obligation in Section 7.3;

(c) The Parties shall have failed to agree upon a plan and/or a ** assistance program with respect thereto that are required by the provisions of Section 7.5(b) or Section 7.6(b) in accordance with the provisions of such Sections;

(d) JPMC shall have failed to comply in any material respect with the provisions of any ** agreed to by Visa to cure a breach of Section 7.2 or Section 7.3, or pursuant to Section 7.5(b) or Section 7.6(b) for ** (as long as Visa is in compliance with its obligations under such ** and, in the case of a ** agreed pursuant to Section 7.5(b), its obligations under any related ** assistance program);

(e) JPMC shall fail to observe or perform any covenant or agreement contained in this Schedule One, including without limitation ** as clarified and amplified in this Schedule One (other than those covered by clauses (a) through (d) above) for 30 days after written notice thereof has been given to JPMC by Visa;

then (i) in the case of any event described in clauses (a), (c) or (d) above, Visa shall have the right (but not the obligation) to terminate this Schedule One, without penalty of any kind to Visa, by providing notice in writing to JPMC within 120 days of notice from JPMC of such event (it being understood and agreed that (A) if such notice is not given by Visa to JPMC within such 120-day period, or the Parties have agreed in good faith to a reasonable ** within such 120 day period, (x) Visa shall no longer have a termination right relating to the occurrence of that specific event and (y) the default by JPMC relating to its failure to perform or observe the obligations referred to in Section 7.2, Section 7.5 and/or Section 7.6, as the case may be, shall be deemed to have been, automatically and without any further action by any Party, irrevocably and permanently waived and Visa shall not be able to exercise any rights or remedies with respect thereto, and (B) the only rights and remedies that Visa shall have in respect of the occurrence of the failure by JPMC to perform or observe the obligations referred to in Section 7.2, Section 7.5 and/or Section 7.6 or of any event referred to in clauses (a), (c) or (d) shall be the termination right described in clause (i) of this Section 10.1 and the rights described in the Section 10.2), and (ii) in the case of any event described in clauses (b) or (e) above, or an event described in Section 6.4 of the Master Agreement, Visa shall have the right (but not the obligation), by notice in writing to JPMC, to terminate this Schedule One, without penalty of any kind to Visa and Visa shall have the rights described in the immediately succeeding paragraph.

10.2 Remedies. The Parties agree that, in the event of any termination described in Section 10.1 of this Schedule One by Visa, Visa shall be entitled to **

Confidential	Page 36	12/8/2004

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**.

11. Survival. Any provision that by their terms expressly survive or need to survive to give effect to their purpose shall survive any termination of this Schedule One.

IN WITNESS WHEREOF, JPMC and Visa have caused duly authorized representatives of their respective companies to execute this Schedule One as of the Schedule One Effective Date.

Confidential	Page 37	12/8/2004

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

JPMC Agreement Number 68593-T2

Exhibit A- Definitions

1) **

2) **

3) **

4) **

5) **

6) **

7) **

8) **

9) “Calendar Quarter” as used in this Schedule One, means each of the following periods: January 1 to March 31, April 1 to June 30, July 1 to September 30, and October 1 to December 31.

10) **

11) “Co-Brand Payment Agreement”, as used in this Schedule One, means Visa Co-Brand Incentive Agreements entered into prior to or during the Term of this Schedule One among Visa, JPMC and a co-brand partner, including agreements **.

Confidential	Page 38	7/18/2007

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

12) **

13) **

14) **

15) **

16) **

17) **

18) **

19) **

20) **

21) **

22) **

23) **

24) **

Confidential	Page 39	7/18/2007

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

25) **

26) **

27) **

28) **

29) **

30) “Program Year”, as used in this Schedule One, means each twelve-month period ending on December 31 during the Term.

31) “Operating Certificate”, as used in this Schedule One, has the meaning set forth in Section 3.06 of the Visa By-Laws.

32) **

33) **

34) **

Confidential	Page 40	7/18/2007

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

Exhibit B- **

**

Confidential	Page 41	7/18/2007

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 42	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 43	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 44	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

Visa U.S.A. Inc. Pricing Directory

Version 0.9

November 9, 2004

Confidential	Page 45	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 46	12/8/2004

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 47	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 48	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 49	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 50	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 51	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 52	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 53	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 54	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 55	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 56	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 57	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 58	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 59	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 60	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 61	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 62	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 63	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 64	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 65	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 66	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 67	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 68	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 69	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 70	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 71	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 72	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 73	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 74	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 75	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 76	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 77	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 78	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 79	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 80	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 81	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 82	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 83	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 84	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 85	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 86	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 87	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 88	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 89	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

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Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

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Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

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Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 93	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 94	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 95	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 96	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 97	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 98	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 99	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 100	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 101	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 102	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 103	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 104	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 105	12/8/2004

Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

Exhibit D

Calculation of compliance with the ** threshold requirement under ** (as clarified and amplified in Section 7.2 and this Exhibit D), shall be performed by **. Unless otherwise specified below, quarterly actuals will be used for purposes of calculating JPMC’s compliance with the ** requirement. Visa reserves the right to audit JPMC’s records upon Visa’s reasonable request to determine the accuracy of any of the information provided or compliance by JPMC pursuant to this Exhibit D.

1) ** CARD ** CALCULATION. The portfolios included in the calculation for the ** requirement as of the Schedule One Effective Date are listed below. ** subsequent to the Schedule One Effective Date are subject to the requirements of Section 7.5 and Section 7.6 of Schedule One, except as provided below:

a) **

i) **

a) **

i) Including all **

c) **

d) **

2) DEFINITION OF ** CARDS. ** Cards, as used in this Exhibit D, mean all ** Cards and all ** Cards.

3) ** CARDS

a) **

i) **

(1) **

(2) **

ii) **

b) **

i) **

ii) Notwithstanding the requirements of Section ** of Schedule One, **

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**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

4) ** CARDS

a) **

i) **

b) **

i) **

ii) **

c)**

i) **

d)**

i) **

ii) **

iii) **

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Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

Exhibit E

1) ** CARD ** CALCULATION. The portfolios included in the calculation for the ** requirement as of the Schedule One Effective Date are listed below. Portfolios acquired subsequent to the Schedule One Effective Date are subject to the requirements of Section 7.5 of Schedule One, except as provided below. Visa reserves the right to audit JPMC’s records upon Visa’s reasonable request to determine the accuracy of any of the information provided or compliance by JPMC pursuant to this Exhibit E.

a) ** Cards.

i) **

b) ** Cards during the term of Schedule One.

i) **

c) ** cards, excluding **.

d) ** cards, excluding **

2) DEFINITION OF ** CARDS. ** Cards, as used in this Exhibit, mean ** Cards and ** Cards.

3) ** CARDS

a) **

b) **

i) ** or

ii) **

4) ** CARDS

a) **

b) **

i) **

ii) **

c) **

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Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

Exhibit F

Example Calculations in support of 6.6.1

**

Per Section 6.1.1	$**			**		**			**			**		**			**			**		**			**			**		**			Remaining			Cumulative
	Payment			%		Payment								Payment								Payment						%		Payment			Pool			Total Paid
a) **	$	*	*	*	*%	$	*	*	$	*	*	*	*%	$	*	*	$	*	*	*	*%	$	*	*	$			*	*%	$			$			$	*	*
b) **	$	*	*	*	*%	$			$	*	*	*	*%	$			$	*	*	*	*%	$	*	*	$	*	*	*	*%	$	*	*	$	*	*	$	*	*

c) **	$	*	*	*	*%	$			$	*	*	*	*%	$			$	*	*	*	*%	$	*	*	$	*	*	*	*%	$	*	*	$	*	*	$	*	*
heritage Chase debit portfolioATM	$	*	*	*	*%	$			$	*	*	*	*%	$			$	*	*	*	*%	$	*	*	$	*	*	*	*%	$	*	*	$			$	*	*
d)**	$	*	*	*	*%	$			$	*	*	*	*%	$			$	*	*	*	*%	$			$	*	*	*	*%	$			$	*	*	$

Total	$	*	*			$	*	*	$	*	*			$	*	*	$	*	*			$	*	*	$	*	*			$	*	*	$	*	*	$	*	*

Note:**

Example Assumptions

1) **

2) **

3) **

4) **

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**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

Exhibit F (continued)

Example Calculations in Support of 6.1.1	*	*
Example Test Calculations for line a)

Detailed Calculations for line a) above
**	*	*
**	*	*
**	*	*%
**	*	*
**	*	*
**	*	*%
**	*	*
**	*	*
**	*	*%

Example One	**	**	**	**	**	**	**	**	**	etc.
**	**	**	**	**	—		—	—	—
**	—	—	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**
**			**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**
**			**	**	**
**	—	—	**	**	**	**	**	**	NA

**	NA	NA	NA	NA	**	**	**	**	NA

(Note: **)					**
Example Two	**	**	**	**	**	**	**	**	**	etc.

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Note:	This information is CONFIDENTIAL and must be used exclusively for the operation of Visa programs. It may not be duplicated, published, or disclosed without Visa’s written permission.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**	**	**	**	**	**	**	**	**	**
**	—	—	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**
**		—	**	**	**	**	**	**	**
**	**	—	**	**	**	**	**	**	**
**			**	**	**
**	—	—	**	**	**	**	**	**	NA
**

**	NA	NA	NA	NA	**	**	**	**	NA

Note: **		**			**
**			**		**
**

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

JPMC Agreement Number 68593-T2-TA1

SERVICE LEVEL EXHIBIT

THIS SERVICE LEVEL EXHIBIT to Schedule One (together with the Annex(es) and Agreement, hereto or incorporated into this document, this “Exhibit”), is entered into between JPMorgan Chase Bank, a National Association with offices located in Columbus, Ohio, and Visa U.S.A. Inc. (“Visa”), a Delaware corporation, with offices located at 123 Mission Street, San Francisco, CA; each a Party or collectively the Parties.

Exhibit Effective Date: January 1, 2005

Visa U.S.A. Inc.		JPMorgan Chase Bank, National Association

By:	/s/ KEVIN SCHULTZ	By:	/s/ DIANE ESHLEMAN
Name:	Kevin Schultz	Name:	Diane Eshleman
Title:	EVP	Title:	CPO

Date:	1/1/2005	Date:	1/1/2005

BACKGROUND

Visa and Visa's Affiliates, are in the business of providing credit card, commercial card, and debit related services, which may include card issuance, authorization, clearing, settlement, and other systems and services. JPMC wish from time to time to obtain these Services from Visa and Visa's Affiliates. This Exhibit sets forth the Service Levels and their terms and conditions that will govern Visa's and Visa's Affiliates' provision of such Services to JPMC.

NOW, THEREFORE, for and in consideration of the agreements set forth below, JPMC and Visa agree as follows:

1. Definitions and Construction.

1.1. Definitions. The following defined terms as used in this Exhibit shall have the meanings specified below:

“Exhibit Effective Date” shall mean the date first set forth in the signature block on the cover page upon which this Exhibit becomes binding and enforceable.

“Average Time to Answer” shall mean the average time that elapses between the time the call reaches Visa’s ACD and the time it is connected to an agent. For example, total answered calls wait time in month/ total calls answered in month.

Confidential	Page 1	12/8/2004

TAD #P31434

“Call Abandonment Rate” shall mean the percentage of calls that enter Visa’s ACD and are abandoned prior to being connected to an agent. For example, total abandoned calls in month/ total calls in month.

“Front End” shall mean the communications controller on JPMC’s premises.

“Funds Total Files” shall mean the detail data file, the summary data file and the ACH payment file provided by Visa to JPMC, on the 1st day following processing.

“Member Host” shall mean a mainframe connected to Visa.

**

“Scheduled Downtime” means time during which the Services are unavailable due to JPMC approved scheduled network, hardware or service maintenance and/or upgrades, of which JPMC has received at least sixty (60) day’s advance notice.

“Services” includes the services set forth in Schedule One (including the development and delivery of Work Product, if any.

“Executive Summary” shall mean the document that provides an overview of the incident and its resolution, a root cause analysis and the steps taken to ensure it does not happen again.

1.2. Headings. The article and section headings of the Exhibit are for reference and convenience only and shall not be considered in the interpretation of the Exhibit.

1.3. Additional Definitions. All other capitalized terms used herein shall be defined as provided in the Annex or Agreement, or if not defined therein, in the context in which they are used.

2. Service Levels.

2.1. Categories. There are ** categories of Service Levels that relate to and measure JPMC’s, its Affiliates, and their customer’s experience:

2.1.** Availability- measures of the total available time, present and ready for JPMC’s use, direct or indirect benefit, of the applicable system, service or other such deliverable.

2.1.** Call Center- measures to ensure timely support and other general assistance as delivered through Visa’s call center(s).

2.1.**

2.1.**

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**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

2.1.** Reporting- measures to ensure timely and accurate delivery of information required by JPMC.

2.1.** Maintenance- measures to ensure prompt restoration, timely notice and frequent updates during outages or degraded performance periods.

2.2. Service Level Matrix.

2.2.** Availability.

Measure ID	Measure	Target Attainment		Measurement Period
A-1	Visa’s VisaNet System must be available and ready for processing, measured ** and reported no later than **.	*	*%	*	*

2.2.** Call Center Visa Inovant Service Center (VISC).

Measure ID	Measure	Target Attainment		Measurement Period
CC-1	The VISC Call Abandonment Rate will not exceed **% of total calls received. This metric will be measured **, but reported **.	*	*%	*	*
CC-2	The VISC’s Average Time to Answer ** percent (**%) inbound customer service calls will not exceed ** .	*	*%	*	*

Confidential	Page 3	12/8/2004

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 4	12/8/2004

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

Confidential	Page 5	12/8/2004

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

2.2.** Reporting.

Measure ID	Measure	Target Attainment	Measurement Period
R-1	Non-standard or ad-hoc reports, which have been mutually agreed to be produced and not requiring Visa systems’ development, will be delivered via email, secure Internet site or transmission of raw data files, within ** of JPMC’s request, measured ** and failures to meet target reported ** no later than **	**%	**

Confidential	Page 6	12/8/2004

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

2.2.** Maintenance For Visa Caused Issues. Visa will assign an Account Manager to JPMC who will be a central escalation point. The Account Manager will be the central owner for resolution and follow-up of escalated issues. The Account Manager will be accessible during JPMC business or non-business hours. A management escalation contact list will be established for instances where normal avenues of communication are not satisfactory. The contact list will include the name, work phone and emergency contact number (e.g. pager) for the JPMC client manager and 2 levels of Visa management.

Severity	Measure	Response Time	Update Intervals	JPMC Contacts for Updates	Effort Level	Escalation Policy within Visa's Organization if problem is not fixed
Severity 1	Mission critical VisaNet Service(s) are abending or, causing serious system/ operational problems (which includes Visa-caused data integrity issues) and there is no reasonable circumvention for the problem. Visa’s Severity 1 is defined as complete unavailability of a business or processing function, which causes major customer impact. For non-Visa caused issues, Visa will provide reasonable assistance and attempt to research to issue.	Identification of issue may be initiated by JPMC or Visa. Notice will be provided within ** of the incident being identified.	** or as otherwise mutually agreed	As designated in writing by JPMC.	**	**.

Severity 2	Mission Critical VisaNet Service(s) are abending or causing operational problems (which includes Visa-caused data integrity issues) and there is no reasonable circumvention. Visa defines a Severity 2 as the partial or sporadic unavailability thus limiting business function or processing. For non-Visa caused issues, Visa will provide reasonable assistance and attempt to research to issue.	Identification of issue may be initiated by JPMC or Visa. Notice will be provided within ** of the incident being identified.	**or as otherwise mutually agreed	As designated in writing by JPMC.	**	**

Severity 3	Non-Mission Critical VisaNet Service(s) are causing operational problems (which includes Visa-caused data integrity issues) and there may or may not be a reasonable circumvention available. Visa defines a Severity 3 as limited or minimal adverse impact to JPMC transaction volume. For non-Visa caused issues, Visa will provide reasonable assistance and attempt to research to issue.	Identification of issue may be initiated by JPMC or Visa. Notice will be provided within ** of the incident being identified.	No less than ** or as soon as available	As designated in writing by JPMC.	**	**

Confidential TAD#P31434	Page 7	12/8/2004

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

2.3. Chronic Performance Concerns. In addition to the rights of termination provided in the Master Agreement, JPMC may terminate the Services for cause, in whole or in part, by giving Visa ** notice if (i) Visa fails to ** Availability or Operations Service Level(s) **; or (ii) Visa fails to ** Availability or Operations Service Level(s) **.

2.4. Exceptions. Visa shall not be responsible for a failure to meet any Service Level to the extent that such failure is directly attributable to any of the following:

2.4.1.	JPMC or JPMC’s Subcontractor’s (including other suppliers, except to the extent such suppliers are engaged as direct or indirect Subcontractors of Visa), (i) material breaches of the Agreement, or, (ii) to the extent materially interfering with Visa’s ability to meet the applicable Service Levels.

2.4.2.	An event of Force Majeure under Section 10.9 of the Agreement.

2.5. ** Service Level Reporting. If any service level targets in this Exhibit have been missed in a measuring period, Visa will deliver a consolidated ** Service Level report to JPMC’s designated representative(s), via email, no later than ** in a format to be mutually agreed upon.

3. Additional Provisions.

3.1. Root-Cause Analysis. Visa shall, as part of the Services, (a) within ** of receipt of a Notice from JPMC with respect to any failure by Visa to provide the Services at the Service Levels, provide an Executive Summary to identify the cause of such failure, and (b) within ** from receipt of such notice, provide JPMC with an improvement plan detailing the cause of, and procedure for correcting, such failure and (c) correct such failure as required by the procedures set forth in the report referenced in subsection 3.1(b). Furthermore, Visa shall ** after the procedure has been completed.

3.2 Measurement and Monitoring. Visa shall use its standard measurement and reporting tools to measure and report performance of the Services against the Service Levels.

3.3. Continuous Improvement. Visa shall apprise JPMC of Visa’s technology planning activities as they relate to the Services with respect to each Schedule **. Visa shall consult with JPMC on mutually beneficial technology developments **.

3.4 Covenants. Visa will endeavor to ** as acquired with an accuracy of no less than **%. This process will occur ** and be reported **.

3.5 Remedies for Service-Level Failures. Visa agrees that **

Confidential TAD#P31434	Page 8	12/8/2004

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**, then this Service Level Exhibit **.

3.6. Negotiated Terms. The Parties agree that the terms and conditions of the Exhibit are the result of negotiations between the Parties and that the Exhibit shall not be construed in favor of or against any Party by reason of the extent to which any Party or its professional advisors participated in the preparation of the Exhibit.

IN WITNESS WHEREOF, JPMC and Visa have caused duly authorized representatives of their respective companies to execute this Exhibit as of the Exhibit Effective Date.

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**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

JPMC Agreement Number 68593-T2-TA2

AMENDMENT ONE TO SCHEDULE ONE

THIS AMENDMENT ONE (“Amendment One”) to Schedule One, effective as of March 31, 2005, is entered into between JPMorgan Chase Bank, National Association, with headquarters in Columbus, Ohio, and Visa U.S.A. Inc., a Delaware corporation, with offices located at 123 Mission Street, San Francisco, CA 94105.

Amendment One Effective Date: March 31, 2005

Visa U.S.A. Inc.		JPMorgan Chase Bank, National Association

By:	/s/ KEVIN SCHULTZ	By:	/s/ BOB ROSETTA

Name:	Kevin Schultz	Name:	Bob Rosetta

Title:	Executive Vice President	Title:	Managing Director

Date:	April 5, 2005	Date:	3/31/05

WHEREAS, JPMC and Visa, have entered into Schedule One with a Schedule One Effective Date of January 1, 2005 (“Schedule One”);

WHEREAS, Schedule One is a schedule to the Master Agreement between JPMC and Visa with an Agreement Effective Date of January 1, 2005 (the “Master Agreement”);

WHEREAS, the parties wish to amend the Term of Schedule One and certain fee and payment terms, in accordance with Section 8.4 of the Master Agreement.

NOW, THEREFORE, for and in consideration of the agreements set forth below, JPMC and Visa hereby agree as follows:

1. Section 4 (“Schedule Term”) of Schedule One shall be deleted and replaced in its entirety as follows:

“The “Term” of this Schedule One will be deemed to have commenced on the Schedule One Effective Date and will continue, subject to Section 6 of the Master Agreement, for a period of ** from the Schedule One Effective Date, provided that the obligations in Section 7.3 (and any remedies for failure to do so under ** and this Schedule One) shall continue in effect after any termination of this Agreement (except for any termination under Section 6.3 of the Master Agreement) until the **, from the Schedule One Effective Date, has expired and further provided that Visa shall apply the ** Benefits to JPMC’s quarterly Operating Certificates beginning with the ** Operating Certificate through the**

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

JPMC Agreement Number 68593-T2-TA2

** Operating Certificate. Renewal of this Schedule One is as set forth in Section 9.”

2. Section 7.11 of Schedule One shall be deleted and replaced in its entirety as follows:

“7.11. JPMC agrees to supply to Visa no later than January 31, 2005 the ** for all applicable portfolios under this Schedule One. Visa shall pay ** .”

3. The following provision shall be added to the end of Section 3 ( ** Program and ** Benefits) of Schedule One:

**

4. Except as expressly amended herein, Schedule One remains in full force and effect.

5. Terms not defined herein shall be as defined in Schedule One or as defined in the Master Agreement.

6. By executing this Amendment One, the Parties hereto ratify and confirm the terms of Schedule One, as modified by the terms of this Amendment One.

7. This Amendment One may be executed in one or more counterparts, each of which shall for all purposes are deemed to be an original and all of which shall constitute the same instrument.

8. If there shall be any conflict in the terms and conditions of Schedule One and the terms and conditions of this Amendment One, the terms and conditions of this Amendment One shall control and be binding.

9. All references in Schedule One in and/or to “this Schedule One” and words of a like nature shall be deemed to refer to Schedule One, as amended and supplemented by this Amendment One.

IN WITNESS WHEREOF, JPMC and Visa have caused duly authorized representatives of their respective companies to execute this Amendment One as of the Amendment One Effective Date.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

Contract ID No. CW138005

Amendment No. Two to Schedule One

(JPMC Contract ID No. CW138005)

This Amendment No. Two (“Amendment”) to the Schedule One by and between JPMorgan Chase Bank, National Association (“JPMC”) and Visa U.S.A. Inc. (“Visa”) dated January 1, 2005 (“Schedule One”) is made and entered into as of August 11, 2006 (“Amendment Effective Date”) by JPMorgan Chase Bank, National Association, (“JPMC”), with an office located at 270 Park Avenue, New York, New York, 10017 - 2070 and Visa U.S.A. Inc. located at ** (“Visa”).

WHEREAS, JPMC and Visa have entered into the Schedule One and Amended Schedule One effective March 31, 2005; and

WHEREAS, JPMC and Visa now wish to further amend the Schedule One as set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the promises, terms and conditions set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows.

1.	Service Description

Bankruptcy Information Service (BIS)

BIS provides to JPMC information that the JPMC can use to code its accounts as subject to a bankruptcy filing. For purposes of this Section, the term “account” refers to Visa cardholders, cardholders of non-Visa cards, and customers of other Visa and non-Visa products with respect to which JPMC uses BIS. BIS also notifies JPMC of the following status change updates to these bankruptcy filings: dismissal, discharge, and conversion. In addition, if Section 341(a) date or trustee information was not available at the time of filing, this information will be provided to JPMC through a similar update process when it becomes available. BIS information is often provided to the JPMC before its receipt of the traditional paper notices mailed to JPMC by the federal bankruptcy courts.

Through BIS, bankruptcy data is retrieved directly from each of the federal bankruptcy courts on a daily basis. A proprietary process is then used to append the full Social Security number to the associated bankruptcy filing. For each new bankruptcy filing, BIS also uses a third party credit bureau to match and identify the account numbers of the bankruptcy filer. BIS uses these account numbers to notify JPMC which are impacted by the bankruptcy filing or bankruptcy status change.

BIS is provided through Advanced Resolution Services, Inc., a wholly-owned consumer credit bureau subsidiary of Visa (“ARS”).

Bankruptcy data is uploaded to the BIS system and best efforts are undertaken to provide this data to the JPMC five (5) times per week, Tuesday through Saturday.

Form Amendment 8.24.05

1 of 3

Contract ID No. CW138005

In addition, an enhanced feature within BIS provides to JPMC certain customization, management, and maintenance of record layouts for the delivery of bankruptcy data to JPMC from the Bankruptcy Noticing Center (BNC). JPMC may choose among various delivery options offering pre-defined and customized record layouts to deliver merged public record and party in interest bankruptcy data to JPMC. As part of this enhanced feature of BIS, ARS will work with the individual bankruptcy courts to arrange delivery of their electronic data feeds, including to create, prepare and maintain on an ongoing basis the list of addresses for which JPMC as a party in interest is to receive bankruptcy notices. ARS will conduct parallel testing, during which ARS will deliver bankruptcy data files while JPMC tests to implement its bankruptcy processing system to receive this BIS data. Upon completion of parallel testing, JPMC has the option of instructing ARS to arrange with the bankruptcy courts to “turn-off” the delivery of paper notifications otherwise received by the Bankruptcy Noticing Center and delivered to JPMC through BIS. To utilize this enhancement, JPMC must designate ARS as JPMC’s authorized agent on the BNC Trading Partner Agreement and potentially other bankruptcy documents.

BIS is governed by and JPMC’s use of BIS is subject to, in addition to this Amendment, the Visa U.S.A. Inc. Bylaws and Operating Regulations, other documentation concerning BIS provided by or available from Visa, and applicable law, including without limitation the federal Fair Credit Reporting Act, each as may be amended from time to time.

Visa will supply to JPMC a calendar 30 days prior to the start of each calendar year noting which days that there will be no service due to holidays.

Files to be encrypted with the Chase Bankruptcy Flow ..pgp key

2.	Pricing

Bankruptcy Information Service

**

3.	Term

The initial term of this Amendment is ** from the Amendment Effective Date. This Amendment shall automatically renew ** thereafter, unless terminated by written notice of either party upon thirty (30) days prior notice.

4.	Service Levels

a.	Files to arrive prior to **.

Form Amendment 8.24.05

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**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

Contract ID No. CW138005

b.	All receipt and transfer of information by Visa must be confirmed via a ** summary report submitted to JPMC via e-mail prior to **. The ** summary report will identify: **.

c.	Visa to notify Chase if any known problems occur that will delay the file or if the file has been delayed. All alerts should note nature of situation if known and expected resolution time. Upon repair, update should note nature of situation and if expected to recur. If so, what fixes are to be implemented and on what schedule should be noted.

d.	In the event the information provided to JPMC hereunder is erroneous or results in a consumer dispute, Visa will cooperate with JPMC to address the error or dispute.

5.	Except as expressly amended herein, the Schedule One remains in full force and effect.

6.	Terms not defined herein shall be as defined in the Schedule One.

7.	By executing this Amendment, the parties hereto ratify and confirm the terms of the Schedule One, as modified by the terms of this Amendment.

8.	This Amendment may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

9.	If there shall be any conflict in the terms and conditions of the Schedule One and the terms and conditions of this Amendment, the terms and conditions of the Schedule One shall control and be binding.

10.	All references in the Schedule One in and/or to “this Agreement” and words of a like nature shall be deemed to refer to the Schedule One, as amended and supplemented by this Amendment.

IN WITNESS WHEREOF, JPMC and Visa have caused duly authorized representatives of their respective companies to execute this Amendment as of the Amendment Effective Date.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION		VISA U.S.A. INC.

By:	/s/ James M. Anderson	By:	/s/ Nancy Hilgers

Printed Name:	James M. Anderson	Printed Name:	Nancy Hilgers

Title:	Vice President	Title:	Vice President

Form Amendment 8.24.05

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**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

JPMC Agreement Number

AMENDMENT TWO TO SCHEDULE ONE

THIS AMENDMENT TWO (“Amendment Two”) to Schedule One, effective as of March 1, 2007, is entered into between JPMorgan Chase Bank, National Association, with headquarters in Columbus, Ohio, and Visa U.S.A. Inc., a Delaware corporation, with offices located at 123 Mission Street, San Francisco, CA 94105.

Amendment Two Effective Date: March 1, 2007

Visa U.S.A. Inc.		JPMorgan Chase Bank, National Association

By:	/s/ John T. Gardner, Jr.	By:	/s/ William Shelby

Name:	John T. Gardner, Jr.	Name:	William Shelby

Title:	EVP Client Services	Title:	SVP

Date:	6/28/07	Date:	6/26/07

WHEREAS, JPMC and Visa, have entered into Schedule One with a Schedule One Effective Date of January 1, 2005 (“Schedule One”);

WHEREAS, Schedule One is a schedule to the Master Agreement between JPMC and Visa with an Agreement Effective Date of January 1, 2005 (the “Master Agreement”);

WHEREAS, the parties have previously amended Schedule One in accordance with Section 8.4 of the Master Agreement;

WHEREAS, the parties wish to further amend Schedule One to consider **, as herein defined, **;

NOW, THEREFORE, for and in consideration of the agreements set forth below, JPMC and Visa hereby agree as follows:

1. Section 6.1.1 (** Incentive) of Schedule One shall be deleted and replaced in its entirety as follows:

“6.1.1.** Incentive. Visa will make payment to JPMC, up to a maximum of ** dollars ($**), as provided below. JPMC has up to ** from the Schedule One Effective Date to **. Nothing in this

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JPMC Agreement Number

Schedule One shall be construed to prevent JPMC from **.

Payments under this Section 6.1.1 will be paid on a pro-rata basis from the following pools, subject to the provisions of Sections 6.1.1(f), 6.1.1(g) and 6.1.1(h):

a) **

b) **

c) **

d) **

e) **

f) Visa will make payments out of the different pools described in subsections (a) through (d) above to JPMC no later than ** following Visa’s receipt of JPMC’s report (provided on a Calendar Quarter basis), that describes and certifies the event giving rise to a right to payment to JPMC by Visa. The report will include ** during the previous quarter for which JPMC is entitled to payment under Sections 6.1.1 (a), (b), (c), or (d), and ** for the Calendar Quarter previous to the time of the report. The payment amount will be determined by **. Following each report and payment by Visa, **. When **, Visa will pay any ** in that pool to JPMC.

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JPMC Agreement Number

g) At the next Program Year-end, JPMC will provide to Visa information sufficient to test that ** for which JPMC was paid under this Section 6.1.1 **. ** reported and paid on ** of the Program Year-end will be tested at the end of the following Program Year (or, if the Term has ended, at the end of the one year period following the end of the Term). ** for which JPMC receives payment under this Section 6.1.1 will be tested only once. In the event that the ** determined by the test is less than ** used to calculate the payments to JPMC, JPMC will refund to Visa the payments in question on a pro-rata basis of the shortfall. ** will not be tested. In the event that **, no tests of performance will be required.

(h) Notwithstanding subsection (g) above, if ** that exists on the Schedule One Effective Date ** during a Program Year, the test required in subsection (g) will be **. At that time, if Visa did not cure the deficiency within the ** period required in Section 6.1.3, then the deferred test will be deemed waived and shall not be required.

Exhibit F provides examples of the calculations described in this Section 6.1.1.”

2.	Section 6.2 (** Payment) of Schedule One shall be deleted and replaced in its entirety as follows:

“6.2.** Payment. No later than ** following Visa’s receipt of JPMC’s report (provided on a Calendar Quarter basis), containing information on **, Visa will make payment to JPMC, **. This payment will be used ** by JPMC to **.”

3. JPMC is in compliance with Section 7.5 of Schedule One and ** has been agreed to by the Parties.

4. Except as expressly amended herein, Schedule One remains in full force and effect.

5. Terms not defined herein shall be as defined in Schedule One or as defined in the Master Agreement.

6. By executing this Amendment Two, the Parties hereto ratify and confirm the terms of Schedule One, as modified by the terms of this Amendment One.

7. This Amendment Two may be executed in one or more counterparts, each of which shall for all purposes are deemed to be an original and all of which shall constitute the same instrument.

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JPMC Agreement Number

8. If there shall be any conflict in the terms and conditions of Schedule One and the terms and conditions of this Amendment Two, the terms and conditions of this Amendment Two shall control and be binding.

9. All references in Schedule One in and/or to “this Schedule One” and words of a like nature shall be deemed to refer to Schedule One, as amended and supplemented by this Amendment Two.

IN WITNESS WHEREOF, JPMC and Visa have caused duly authorized representatives of their respective companies to execute this Amendment Two as of the Amendment Two Effective Date.

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JPMC Agreement Number 68593-T3

SCHEDULE TWO

THIS SCHEDULE TWO (together with the Annex(es) and Agreement, hereto or incorporated into this document, this “Schedule Two”), is entered into between JPMorgan Chase Bank, National Association, with offices in Columbus, Ohio, and Visa U.S.A. Inc. (“Visa”), a Delaware corporation, with offices located at 123 Mission Street, San Francisco, CA 94105.

Schedule Two Effective Date: January 1, 2005

Visa U.S.A. Inc.		JPMorgan Chase Bank, N. A.

By:	/s/ PETER KORPADY	By:	/s/ BOB ROSETTA
Name:	Peter Korpady	Name:	Bob Rosetta
Title:	Senior Vice President	Title:	Managing Director
Date:	9/30/05	Date:	9/29/05

WHEREAS, JPMC and Visa, each a Party and together the Parties, and in recognition of current market conditions and a genuine desire to expand upon the Parties relationship, agree to amend and restate the current terms and conditions under which JPMC receives debit processing services from Visa.

NOW, THEREFORE, for and in consideration of the agreements set forth below, JPMC and Visa agree as follows:

1.	Definitions.

Unless otherwise defined in this Schedule Two, all capitalized terms used herein is defined in accordance with the definitions set forth in the Agreement.

2.	Prior Agreements.

The Service Agreement that became effective by its terms on April 1, 2001 (the “Original Agreement”) between Visa and Bank One is hereby superseded by, and replaced in the entirety with, this Schedule Two, as of the Schedule Two Effective Dale, and will be of no further force or effect thereafter. Nothing in this Schedule Two will limit, expand or supersede any terms of the Visa U.S.A. By-Laws or Operating Regulations, all of which shall continue along with this Schedule Two to govern the relationship between JPMC and Visa, as amended from time to time. Visa agrees to advise JPMC in advance of the adoption of any modification or amendment to the Rules that would conflict with the terms of this Schedule Two.

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3.	Authorization of Service Agreement.

JPMC will participate in the debit processing services (“Services”) provided by Visa as described on Schedule D hereto and as further delineated in Schedule A hereto, as the Services are described in the Visa Debit Processing Service Guide attached as Exhibit A (“Service Guide”) as supplemented by any additional services developed for JPMC pursuant to a Statement of Work described in Exhibit C, and shall have no obligation to obtain such Services to the extent such Services are identified as “optional” in Schedule A. In no event shall the term Services be deemed to include debit processing services that apply either to (i) any transactions other than those originated by ** cards issued by JPMorgan Chase Bank, N.A. and processed under Business ID **, or its successors (and specifically excluding without limitation ** debit cards) and ** cards that ** held by JPMorgan Chase Bank, N.A., as well as ** cards issued by JPMorgan Chase Bank, N.A., nor to (ii) any ** transactions other than those **. In addition, Services shall not be deemed to apply to any a ** cards, ** transactions, ** card nor to any ** card portfolio, except at JPMC’s election or to the extent expressly set forth in this Schedule Two). JPMC will use the Services in accordance with, and will be bound by the Service Guide, as supplemented by any additional services developed for JPMC pursuant to a Statement of Work described in Exhibit C, and Visa Operating Regulations and Bylaws. JPMC will pay the fees set forth in the Fee Schedule attached hereto as Schedule A to be effective as of the Schedule Two Effective Date.

Attached Schedules and Exhibits to this Schedule Two:

Schedule A—Fee Schedule

Schedule B—Performance Standards

Schedule C—Contract Terms

Schedule D—Visa Services and Regional/National Gateways

Exhibit A—Service Guide

Exhibit B—DPS Service Level Commitment, DPS Client Manager Role/General Service Levels

Exhibit C—Schedules of Work

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**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

Visa U.S.A.

Debit Processing Service

SCHEDULE A

**

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**

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**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

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**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

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**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

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**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

SCHEDULE B

PERFORMANCE STANDARDS

A. PERFORMANCE STANDARDS. Visa’s DPS system (including the items listed in Schedule A, except for the ** Services) shall be available and operational to process transaction services no less than ** percent (**%) of the time, seven days a week, 24 hours per day, measured **. The ** Services shall be available and operational to process transaction services no less than ** percent (**%) of the time, seven days a week, 24 hours per day, measured **. The foregoing standard expressly does not include any period of time the Visa DPS system, or any part thereof, is unavailable or otherwise out of service for scheduled maintenance, updates, enhancements or modifications for the periods set forth in item A.5 below. In addition to the availability standards set forth above, Visa’s DPS systems shall provide services and system functionality in substantial compliance with the Service Guide, supplemented by this Schedule Two, and as described in the Service Guide, as supplemented by any additional services developed for JPMC pursuant to a Statement of Work described in Exhibit C, as amended from time to time. Each reference below to “**” means “**.” Capitalized terms used in this Schedule B and not otherwise defined in this Schedule B have the meaning given them in the Service Guide. All times used in this Schedule Two are Mountain Time in Denver, Colorado.

1. Custom ** debit output files (DOF files) used for posting, ISO user recon files for ATM and POS activity and the exception item detail files (as described in the Service Guide, as supplemented by any additional services developed for JPMC pursuant to a Statement of Work described in Exhibit C) will be available for transmission by 12 noon MT, for **% of monthly processing days. Daily exception reports will be available by 6:00 PM MT for **% of monthly processing days.

2. ** settlement file (as described in the Service Guide, as supplemented by any additional services developed for JPMC pursuant to a Statement of Work described in Exhibit C) available for transmission by 2 PM MT, for **% of monthly processing days.

3. ** reports (as described in the Service Guide, as supplemented by any additional services developed for JPMC pursuant to a Statement of Work described in Exhibit C) available for transmission, for **% of monthly processing days for the following reports by the indicated times: Balancing Reports: 8:00 PM MT; Exception Reports: 8:00 PM MT; Audit Reports: 8:00 PM MT.

4. Monthly reports (as described in the Service Guide, as supplemented by any additional services developed for JPMC pursuant to a Statement of Work described in Exhibit C) available by the ** business day of the month following the month to which they apply.

5. System outage due to maintenance will not exceed ** for the on-line system (as described in the Service Guide, as supplemented by any additional services developed for JPMC pursuant to a Statement of Work described in Exhibit C). Maintenance outage will not exceed ** for the off-line/batch system (as described in the Service Guide). The off-line system maintenance is scheduled and shall take place only from 11PM MT Saturday to 2

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**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

AM MT Sunday each week. Visa will provide minimum ** notice of all scheduled outages, except for ** Services. Visa will provide a minimum ** notice of all scheduled outages for ** Services.

6. Visa will assume no performance level responsibility for authorization gateway services pursuant to Paragraph A above for service deficiencies attributable to third party performance or otherwise not in Visa’s control. Visa DPS will provide switch and link availability reporting on a monthly basis. Notification of authorization link outage provided within ** (data center to data center). Authorization link(s) (insofar as operated by Visa) availability to Visa/Interlink and Plus to JPMC and other networks JPMC uses for Gateway transactions, to be **% of total hours in each month. Outages in ** services caused by ** will be counted against ** performance.

7. Notification of system outage or issues provided to business contacts (designated in writing by JPMC) within ** via phone call and pager, with updates in ** intervals.

8. Monthly invoice and billing file provided by the 10th business day of the month following the month to which it applies.

9. All billing errors corrected within ** or next billing cycle.

10. JPMC will send a daily AP batch maintenance cardholder file (as defined in the Service Guide, as supplemented by any additional services developed for JPMC pursuant to a Statement of Work described in Exhibit C) to Visa every Tuesday through Saturday at 6:00am MT except on the following holidays: New Year’s Day, Martin Luther King Day, Veteran’s Day, President’s Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving and Christmas. Visa DPS will process the AP Batch Maintenance Cardholder Files upon receipt from JPMC. Normal processing time for daily AP Batch Maintenance Cardholder Files is **. Visa DPS requires a ** notification for any files that will contain more than **.

11. Visa will work toward creating ** for **, DPS System availability and **.

B. MONITORING AND REMEDIES. The parties shall monitor Visa’s performance of the Service and report problems to each other in a manner consistent with Exhibit B. If problems occur as a result of Visa’s non-performance to the standards set forth in this Schedule B, Visa shall reprocess any transaction that Visa failed to process or processed in error without charge for re-processing, and reimburse JPMC for costs associated with correcting the error as described below. The costs for which JPMC may be reimbursed as a result of non-performance are: ** with all reimbursements for each problem **. JPMC shall be entitled to the above reimbursement whether the cost incurred was for services (including the cost of all

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**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

related human, technical and other resources) provided by JPMC employees or systems or those of its contractors or agents. For purposes of this Section B, a “problem” means all consequences (such as Visa’s double posting of an item) directly attributable to one event of Visa’s failure to meet the performance standards set forth in this Schedule B or failure to otherwise comply with debit processing and gateway service requirements of this Schedule Two; provided that if a consequence is directly attributable to more than one such event, that consequence shall be deemed to be one or part of one problem.

On or before the fifteenth (15th) Business Day of each calendar month, Visa shall provide JPMC with a report setting forth the performance criteria above and Visa’s actual performance against those standards during the just-concluded calendar month. At JPMC’s request, Visa’s staff will review the results of the most recent performance guidelines report with JPMC.

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SCHEDULE C

CONTRACT TERMS

1. TERM

The initial Term of this Schedule Two will commence on January 1, 2005, and shall terminate on **. At the end of the initial Term and any renewal Term, this Schedule Two will automatically renew for a renewal Term of ** (with all terms and conditions of this Schedule Two other than Term continuing in full force and effect) unless either party (JPMC or Visa) notifies the other in writing at least ** prior to the expiration of the then-current Term. In such event, this Schedule Two will not be automatically renewed and from the date of that notice of non-renewal through the end of the Term of this Schedule Two, the parties shall work in good faith in connection with deconversion and transition to a new service provider or internal resources of JPMC.

2. PROCESSING FEES

a. The Fee Schedule described in Schedule A will apply on the Schedule Two Effective Date provided that Visa may, commencing at the end of ** after the Effective Date, increase fees for **, which were in effect for the immediately preceding processing year with ** prior written notice to JPMC. Such increases will be limited to ** for the preceding calendar year as **, for each processing year after year one.

b. Visa agrees that during the term of this Schedule Two, **.

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3. **

During the Term of this Schedule Two, Visa shall be the ** provider of the Services except for ** cards, ** Cards **, and to the extent ** on Schedule A and except for ** (“** Services”). During the Term, JPMC shall not, in whole or in part, **. No such ** terms will apply to any services currently or later provided to a financial institution or card portfolio acquired or sold (including by merger, acquisition of assets, transferred or otherwise) by JPMC after the Schedule Two Effective Date. If JPMC is dissatisfied, in its reasonable discretion, with the performance or competitiveness of the ** System provided by or through Visa, Visa will have a six month period commencing from the date of JPMC’s notice of such dissatisfaction to remedy the situation, after which time, if the situation is not remedied to JPMC’s reasonable satisfaction, ** terms will no longer apply with respect to the ** System and/or JPMC may terminate use of the ** System effective upon notice. Notwithstanding the foregoing, however, such ** terms shall not apply under any condition to ** System services after **. If ** or termination with respect to the ** System is effected under this section, then any processing minimum shall be reduced by a fraction where the numerator is the amount of the fees charged with respect to the ** System under Schedule A (“** Fees”) and the denominator is the Transaction Fees under Schedule A plus the ** Fees, each with respect to the three (3) months immediately preceding the date the ** Fees no longer apply. During the term of this Schedule Two, JPMC, at its discretion, may withdraw ** activity from DPS ** at any time following 18 months after the commencement of such processing and with 180-day prior notification.

4. TERMINATION PRIOR TO END OF TERM

a. JPMC may immediately terminate this Schedule Two by giving Visa written notice of termination: (i) if Visa becomes insolvent or makes an assignment for the benefit of its creditors or any proceeding is commenced by or against Visa under any bankruptcy, liquidation or other debtor’s protection law or statute, and such proceeding is not dismissed within sixty (60) days of its institution; (ii) if, within thirty (30) days of JPMC giving Visa written notice of Visa’s breach of this Schedule Two including failure to meet the performance standards set forth in Schedule B, such breach is not cured; (iii) if Visa violates any material governmental law, regulation or rule applicable to Visa but only if such violation has a material adverse effect on JPMC; (iv) without cause upon sixty (60) days prior written notice to Visa or (v) if Visa incurs a material impairment of its ability to perform its obligations under this Schedule Two. In the event JPMC desires to terminate this Schedule Two prior to the end of the Term under section 4(a)(iv), JPMC shall so notify Visa in writing and shall include with that notice a check payable to Visa as ** an amount calculated as follows. **

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**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

b. Visa may terminate this Schedule Two by giving JPMC written notice of termination (i) if JPMC becomes insolvent or makes an assignment for the benefit of its creditors or any proceeding is commenced by or against JPMC under any bankruptcy, liquidation or other debtor’s protection law or statute, and such proceeding is not dismissed within sixty (60) days of its institution; (ii) if within thirty (30) days of Visa giving JPMC written notice of JPMC’s breach of this Schedule Two the breach is not cured; or (iii) JPMC violates any material governmental law, regulation or rule applicable to JPMC but only if such violation has a material adverse effect on Visa.

c. In the event of termination of this Schedule Two for any reason, sections 5, 6, 7, and 8 of this Schedule A shall survive termination.

5. CONVERSION

a. JPMC will cover its own systems development costs to convert to Visa DPS.

b. Visa will provide timely conversion support for newly acquired programs. The normal expected conversion timeframe is ** months.

c. From time to time JPMC may require Deconversion support to deconvert a portion of its accounts due to branch sales or divestitures, and Visa will provide timely and professional support for this Deconversion as reasonably requested by JPMC.

d. Visa shall provide Deconversion assistance to JPMC as set forth in this section 5. “Deconversion” means the removal of information concerning JPMC’s operations, and accounts from Visa’s systems, and all related activities reasonably necessary to allow JPMC to transition from the Service to services provided by a third party or by JPMC’s own resources. Upon delivery of a notice of termination or a notice of non-renewal of this Schedule Two in accordance with its terms, Visa and JPMC shall mutually, expeditiously and in good faith proceed to agree upon and document a Deconversion project plan, which the parties contemplate may involve a ** time frame for completion and implementation. As part of the Deconversion project plan, Visa shall perform, for the rates set forth in Schedule A (as modified as permitted under this Schedule Two) or for systems and programming-related activities and for its costs and expenses not contemplated by Schedule A (which shall be at commercially reasonable rates in accordance with industry standards) associated therewith, the services necessary for JPMC to transfer its debit card processing operations from Visa’s system to the internal or third party provided data processing system which JPMC has selected. The rates set forth in Schedule A (as modified as permitted under this Schedule Two) shall apply for the duration of Deconversion, but in no event will Deconversion activities exceed ** after notification by a party of termination of this Schedule Two. In connection with the services that Visa is required to perform, Visa shall transfer all JPMC data files in ** with any supporting documentation or instruction as may be appropriate. Visa shall assign, at the

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**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

charges for JPMC-requested services in Schedule A, a project coordinator in connection with the Deconversion.

6. ENHANCEMENTS

Visa will respond to enhancement requests with a high level estimate, including development time required and associated costs within **. If a high level estimate is approved by JPMC, Visa will provide a detailed estimate and timeline within **. The parties will then work in good faith to develop and execute a new schedule to this Schedule Two setting forth specifications, schedule, acceptance criteria, payment and other terms with respect to that enhancement. Enhancements under this Schedule Two will be considered ** under the Agreement. JPMC agrees to assist Visa, at Visa’s expense, in securing such worldwide rights and any intellectual property rights relating thereto in Visa, including, without limitation, disclosure of all pertinent information and data and execution of all documents needed. JPMC shall assign any copyright rights in the enhancement to Visa and shall execute all documents needed to evidence such assignment. **

7. AMENDMENT

Visa may not modify the ** or the ** where that modification would reflect or impose a material (i) i**, (ii) **, (iii) **, or (iv) other adverse effect on JPMC, without the prior written consent of JPMC.

8. MISCELLANEOUS

a. In the event of any breach by Visa of its obligations in performing the Service, other than the right to terminate this Schedule Two as set forth in section 4.a., JPMC’s sole remedy and Visa’s sole obligation and liability shall be as set forth in section B (“Monitoring and Remedies”) of Schedule B, provided, however, that this sentence shall not apply with respect to personal injury or tangible property damage resulting from the negligence or intentional misconduct of Visa.

b. JPMC agrees to honor its settlement obligation with Visa no later than 2:30 PM Mountain Time in Denver, Colorado on any banking business day based on receipt by JPMC of Wire Confirmation Report by 12:00 noon to 1:30 PM Mountain Time in Denver, Colorado.

c. JPMC agrees to pay monthly Visa invoices within 15 business days of month end by ACH transfer in accordance with Visa’s reasonable written instructions, subject to receipt

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**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

of invoice by the 10th business day of the month, and except to the extent incorrect or the subject of good faith dispute.

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Visa U.S.A.

Debit Processing Service

VISA SERVICES & REGIONAL/NATIONAL GATEWAYS

SCHEDULE D

Visa Debit Processing Services:

**Check Card Services

**Credit Card Services

**ATM Terminal Driving

**** Services

** Visa ePay

** Visa Cash Reload

National Network Gateways - Issuer	National Network Gateways -Acquirer
**	**

**	**

**	**

**	**

**	**

**	**

**	**

**	**

**

**	**

**

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Regional Network Gateways-Issuer	Regional Network Gateways-Acquirer
**	**

**	**

**	**

**	**

**	**

**	**

☐ Other	☐ Other

Note: JPMC is responsible for **.

AUTHORIZATION OF SCHEDULE D

The undersigned is an Officer of JPMC and authorized by required corporate action to execute this Schedule Two on behalf of JPMC.

Effective Date of this Schedule D to Schedule Two: January 1, 2005

Visa U.S.A. Inc.		JPMorgan Chase Bank, N.A.

By:	/s/ PETER KORPADY	By:	/s/ BOB ROSETTA
Name:	Peter Korpady	Name:	Bob Rosetta
Title:	Senior Vice President	Title:	Managing Director
Date:	9/30/05	Date:	9/29/05

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**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

EXHIBIT B

Visa U.S.A.

Debit Processing Service

DPS Service Level Commitment, DPS Client Manager Role/General Service Levels

I. Account Manager Role/General Service Levels

•	DPS will provide standard account management support to JPMC from 8:00 AM – 5:00 PM Eastern Time, Monday through Friday (excluding company holidays).

•	** Account Managers work in a team. DPS Account Managers are your central point of contact to any department within Visa for Visa and DPS processing which includes Interlink and Plus.

•

Visa will respond to **% of JPMC inquiries to VisaNet Account Management within ** and **% within **. This response will provide verification of receipt and allow both parties to determine an appropriate timeframe for the results of the inquiry. If this agreed upon timeframe is not met, JPMC should escalate to the VisaNet Account Director. Urgent JPMC inquiries will be directed to the VisaNet Account Management team and responded to within **.

•	Account Managers are responsible for clarifying any issues and using problem-solving skills to bring issues to resolution in a timely fashion.

•

Account Managers are responsible for answering pages 24/7. For items that require immediate attention (for example urgent production issues or system problems) if you reach their voice mail, you can call their cell phone.

•

Account Managers carry cell phones that can be used at any time. This avenue would be used in an emergency situation. If no response to the page is received within **, then the escalation procedures provided in Section 7 below should be followed.

2. After-hours Support and Scheduled Leave

•

Emergency DPS operational issues after-hours should be escalated to our Network Control Operations (NCO) area. Note: NCO is available 24-hours per day, 7 days a week for emergency operational issues which include: transaction failures impacting a card range, telecommunication connectivity issues, ** system failures, and mass general cardholder denials. For Check Card support the phone number is **. NCO will inform the Account Manager of the issue and that Account Manager will communicate all updates to JPMC per the required performance standards, provided however that NCO will continue to communicate with JPMC and provide regular status updates.

•	If your Account Manager will be out on scheduled leave they will designate a back-up contact and inform you of this contact point.

•	Voice mail and e-mail will reflect that they are on scheduled leave and the appropriate people to contact while they are gone.

12/01/04.01	18

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

•	All calls and issues handled by the back up Account Manager will be communicated and documented so that your assigned Account Manager is aware of all calls and issues upon their return.

3. Escalation Contact List

•

An escalation list is provided in Section 7 below and any updates made to the document will be shared with JPMC. This list should be used when your normal avenues of communication are not satisfactory.

4. Issue Management

Issue Submission

•

Critical emergency issues that impact production and/or operations will be addressed above all other issues. JPMC should follow outlined procedures to immediately contact either their Account Manager or NCO per the parameters described above.

•	JPMC should submit all other non-emergency issues to DPS via a phone call or an e-mail to their Account Manager. In order to assist in researching issues, the following should be provided.

•	Identification of problem.

•	Card number and example.

•	System affected/number of cardholders affected.

•	Timeframe if exception item related.

•	Priority.

  5. Issue Prioritization and Review

•	Prioritization of issues will be set together with DPS and your JPMC. Status will be provided on a daily basis, or as agreed upon, for all issues identified as key priorities.

•	All reported issues would be logged on the Issues Log for tracking purposes. See Attachment C (Sample Issues Log). Issues Logs will be e-mailed or faxed to your institution monthly for your review.

•	Issues Logs will be reviewed monthly via a conference call or onsite.

6. DPS Communication

•	DPS will communicate pertinent operational issues using our Bulletin service.

•

DPS will obtain information concerning major acquirer/issuer problems and upcoming planned system outages. Business impact information and related resolution timeframes for unplanned system outages and member problems will be provided to clients. During DPS core business hours (**), this communication will occur via a Bulletin, DPS will provide updates/resolutions as appropriate. A summary of impact to clients (i.e. numbers of declines, duration of production problem, duplications, and stand-in statistics) is available upon request within one-day business day of occurrence.

•	DPS will provide information regarding upcoming planned systems outages (excluding **) to clients with a minimum of ** notice. DPS will provide information

12/01/04.01	19

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

regarding upcoming planned ** systems outages to clients with a minimum of 30 days notice.

7. VisaNet Customer Services Escalation List

•	Debit Escalation Information

•	Contacts:

Account Manager:	Paul Durkin Phone: ** Fax: ** E-Mail: ** Cell Phone: **

Backup Account Manager:	David Misarage Phone: ** Fax: ** E-Mail: ** Cell Phone: **

Director:	Andrew Cawley Phone: ** Fax: ** E-Mail: ** Cell Phone: **

Vice President:	Karen Strong Phone: **

VisaNet Network	**

12/01/04.01	20

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

EXHIBIT C

LISTING OF SCHEDULES OF WORK

The Schedules of Work (SOW) listed in this Exhibit C provide for implementation of, or enhancements to, the Services identified in Schedule A. Such implementations or enhancements are incorporated into the Services provided by Visa and identified in Schedule A, as of date of execution of Schedule Two. Additional schedules of work will be incorporated into this Schedule Two, will be signed by both parties and will reference this Schedule Two.

SOW Reference #	Title	SOW Date
1	**	**

2	**	**

3	**	**

4	**	**

5	**	**

6	**	**

7	**	**

8	**	**

9	**	**

10	**	**

11	**	**

12	**	**

13	**	**

12/01/04.01	21

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

14	**	**

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

22

JPMC Agreement #68593-T4

SCHEDULE #3

VISA EXTRAS AGREEMENT

This Visa Extras Agreement, together with the Annex(es) and Agreement, hereto or incorporated into this document, this “Schedule 3” is made and entered into as of this 30th day of June, 2005 (the “Schedule Effective Date”), between JPMorgan Chase Bank, National Association (“JPMC”), with an office located at 1111 Polaris Parkway, Columbus, Ohio 43240 and Visa U.S.A. Inc. (“Visa”), with offices located at 123 Mission Street, San Francisco, CA 94105 and forms a part of that Master Agreement between the Parties with an Agreement Effective Date of January 1, 2005.

W I T N E S S E T H:

WHEREAS, JPMC and Visa entered into a master agreement with an Effective Date of January 1, 2005 (the “Master Agreement”); and

WHEREAS, the Parties hereto desire to set forth certain additional duties and obligations directed towards enhancing JPMC’s cardholder’s participation in the Visa Extras program and Visa will ** not otherwise contained or fully addressed within the terms of the Master Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and obligations herein contained, the Parties agree as follows:

DEFINITIONS. Capitalized terms used herein, which are not otherwise defined, shall have the meanings ascribed to such terms in the Master Agreement.

SECTION 1. VISA EXTRAS PROGRAM/INITIATIVE

JPMC will conduct a mutually agreed upon Visa Extras program launch for enrollment of existing Debit Cards. Up to the limits set forth herein, Visa will ** associated with the Visa Extras program **. In order to qualify for ** set forth herein, JPMC must sign this Schedule 3 by June 30, 2005 and the Visa Extras program launch must commence via communication in re-branding materials prior to August 31, 2005. Such launch is conditioned upon Visa’s successful completion of the activities identified in Exhibit A ** no later than July 21, 2005. JPMC will fund all aspects of development cost for ** as outlined in Exhibit A.

SECTION 2. VISA’S OBLIGATIONS

2.1.	**. Subject to the parameters set forth in Section 1 above, Visa agrees to ** for Visa Extras launch activities associated with the launch of the Debit Card Visa Extras program during the Term. ** will be made in two parts. **

Visa Extras ** Agreement	Page 1 of 5

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

JPMC Agreement #68593-T4

2.2.	** Support. Visa will assist JPMC with the development ** as described in Exhibit A, which is hereby incorporated by reference, for JPMC’s Visa Extras program launch. ** that is mutually agreed upon by both parties to **. Visa’s marketing agencies will conduct the customizations set forth in this Section and any fees associated with ** will be billed to JPMC through Visa’s Integrated Billing Process. JPMC’s Visa Extras ** along with the costs associated therein are further detailed in Exhibit A and can only be changed by written agreement of the Parties. All aspects of ** components set forth herein will be subject to the mutual agreement of the Parties.

SECTION 3. JPMC’S OBLIGATIONS

3.1	Visa Extras Program Launch. JPMC to commence an implemention of a Visa Extras Debit Card program launch as set forth in Section 1 prior to August 31, 2005 (specific launch date to be mutually agreed upon).

3.2	Performance Obligations. JPMC is ** to execute the Visa Extras program launch per the timeframe set forth in Section 3.1. If JPMC ** initiate a consumer Debit Card Visa Extras program, ** pursuant to Section 2.1 above.

3.3	Fees and Maintenance Costs. JPMC agrees to fund all development and maintenance costs. Such costs are detailed in Exhibit A. JPMC agrees to pay such expenses through Visa’s Integrated Billing Process.

SECTION 4. GENERAL TERMS AND CONDITIONS

4.1.	Termination Rights. Either Party may terminate this Schedule 3 upon thirty days’ written notice in the event the other Party breaches any of the terms hereof or defaults on any of its obligations hereunder, and such breach or default remains uncured through the thirty-day notice period. Additionally, either Party may terminate this Schedule 3 without cause upon ** written notice to the other Party. In the event of a termination for convenience by JPMC, JPMC will be responsible for all development fees incurred pursuant to this Schedule 3 through the date of termination up to a maximum of $**.

4.2.	Notices. All notices and other communications required to be given pursuant to this Schedule 3 shall be in writing and shall be deemed to have been given: (i) when personally delivered; or (ii) three (3) business days after mailing, postage prepaid, by certified mail; or (iii) when delivered (and receipted for) by an overnight delivery service, addressed (unless a different address shall have been designated in writing) in the case of JPMC to: JPMorgan Chase Bank, 1111 Polaris Parkway, Mail Code OH1-0210, Columbus, Ohio 43240, Attn: Marsha Huber (with a copy to: William Garrett, to the same JPMC address) and in the

Visa Extras ** Agreement	Page 2 of 5

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

JPMC Agreement #68593-T4

case of Visa to: Visa U.S.A. Inc.900 Metro Center Boulevard, Foster City, CA 94404, , Attn. Diana Krox (with a copy to: General Counsel, to the same Visa address). Agreed to by:

For JPMorgan Chase Bank, National Association		For Visa U.S.A. Inc.

Signature	/s/ MARK C. HUMMEL	Signature	/s/ ELIZABETH BUSE
Name	Mark C. Hummel	Name	Elizabeth Buse
Title	Senior Vice President	Title	Executive Vice President
Date	June 30, 2005	Date	July 15, 2005

Visa Extras ** Agreement	Page 3 of 5

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

JPMC Agreement #68593-T4

Exhibit A

**

Visa Extras ** Agreement	Page 4 of 5

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

JPMC Agreement #68593-T4

**

Total Development Cost to JPMC: $**

Development costs to be charged to JPMC through Visa’s Integrated Billing Process at the completion of development.

Ongoing maintenance cost for **: $** per year starting September 1, 2005 to be charged quarterly through Visa’s Integrated Billing Process.

**

Visa Extras ** Agreement	Page 5 of 5

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

JPMC Agreement #

VISA CONTACTLESS PAYMENT PROGRAM

PARTICIPATION AGREEMENT

This Visa Contactless Payment Program Participation Agreement, together with the Annex(es) and Agreement, hereto or incorporated into this document, this “Schedule Four” is made and entered into as of this 15th day of June, 2005 (the “Schedule Effective Date”), between JPMorgan Chase Bank, National Association (“JPMC”), with an office in Columbus, Ohio 43240 and Visa U.S.A. Inc. (“Visa”), with offices located at 123 Mission Street, San Francisco, CA 94105 and forms a part of that Master Agreement between the Parties with an Agreement Effective Date of January 1, 2005.

W I T N E S S E T H:

WHEREAS, JPMC and Visa entered into a master agreement with an Effective Date of January 1, 2005 (the “Master Agreement”); and

WHEREAS, the Parties hereto desire to set forth certain additional duties and obligations pertaining to Visa’s Contactless Payment Program not otherwise contained or fully addressed within the terms of the Master Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and obligations herein contained, the parties agree as follows:

1. Definitions. Capitalized terms used herein which are not otherwise defined shall have the meanings ascribed to such terms in the Master Agreement.

2. General Program Support. Visa and JPMC will use commercially reasonable efforts to implement the Visa Contactless Payment Program through the following means:

2. 1 JPMC will comply with all current Visa U.S.A. Inc. Operating Regulations. For purposes of this Schedule Four, the contents of the Visa Contactless Payment Service Description, the Visa Brand and Card Guidelines and Specification, the Visa Contactless Payment Specifications (Based on ISO 14443 Type A and Type B), version 1.4.2, the Visa Contactless Payment Specification License Agreement as modified and set forth in Schedule Three, Contactless Technical Implementation Guide – Issuers, Acquirers, and Processors (TIG) (January 15, 2005), Member Implementation Guide and any other documentation, operating regulations, principles, guidelines, specifications and associated licenses provided and/or adopted by Visa, including by Visa International Service Association, its regions or their controlled subsidiaries, in connection with and/or applicable to the Visa Contactless Program, as may be updated from time to time upon sixty days notice to JPMC (collectively, the “Visa Contactless Documentation”), shall have the force of the Operating Regulations, except that if Operating Regulations and/or operating principles are adopted by the Visa Board of Directors that specifically govern the Visa Contactless Payment Program and/or Visa contactless payments then those Operating Regulations and/or operating principles upon their effectiveness pursuant to

P

the terms hereof shall supercede anything inconsistent therewith contained in this Schedule Four or the Visa Contactless Documentation, but this Schedule Four shall otherwise continue in force in accordance with the remaining terms.

2.2 JPMC will assign a project manager who will serve as the primary point of contact for all JPMC-specific tasks and issues. As of the Schedule Effective Date, Tom O’Donnel is the JPMC designated project manager.

2.3 Visa will support Contactless Payment using its existing payment processing infrastructure and operational support processes and procedures.

3. Participation in the Program. Visa will provide, and JPMC will participate in the Visa Contactless Payment Program (the “Program”) as outlined below.

3.1 JPMC agrees to participate in and support the Program as described herein.

3.2 JPMC agrees to complete mutually acceptable testing and certification with Visa associated with Program participation prior to issuance of contactless cards. As of the Schedule Effective Date, JPMC has successfully completed such testing and certification. However, additional testing and certification will be required and JPMC agrees to complete such testing and certification in due course.

3.3 JPMC agrees to use and/or issue only those contactless cards provided by a Visa- approved card manufacturer.

3.4 Visa and JPMC will continue to work together towards joint assessment of potential fraud risks and key program learnings for developing best practice tools for risk mitigation.

3.5 JPMC will allow Visa (or its designated agent) to survey cardholders – using contactless technology as provided under the Program, but only in order to obtain feedback on the program concept and execution. To the extent permitted by law and JPMC’s privacy policy, JPMC will provide cardholder information to Visa necessary to identify cardholders for assessing the activity of contactless program and for no other purpose.

4. Use of Research Data. Data specific to the Program, including customer data and customer responses to market research conducted by JPMC or by Visa, and operating statistics and business and technical knowledge that is derived by Visa or is disclosed to Visa regarding the operation of the Program may be used by Visa in providing the Contactless Payment Program services generally but may not be disclosed by Visa to other Issuers or third parties except in aggregate form from which data specific to a Issuer or cardholder cannot be identified. Visa agrees to work with JPMC to conduct Program research. Such research will be at the cost of Visa and will be structured in mutually agreed upon format. Any use of the research, in whole or in part, will be subject to the mutual agreement of both Parties.

2

5. Work Product.

5.1 All advertising and promotional ideas, concepts, copy, artwork, graphical user interface, software, designs, and other materials (collectively “Work Product”) previously created by the originating party and provided by the originating party to the other party hereunder are the exclusive property of the originating party, and are provided to the other party for its own use, exclusively to advertise and promote the Program. Without limiting the foregoing, a Party will not use any Work Product for any other purpose, or in connection with the products of any competitor of the other Party.

5.2 With respect to other Work Product developed by either Party, each Party shall have the sole right, title, and interest, including all applicable copyright, trademark and patent rights, in Work Product developed by it whether created in connection with this Schedule Four or not, provided that nothing herein shall give either Party the rights to modify, enhance, or otherwise use the other Party’s Work Product, and any such modification, enhancement or other use of the other Party’s Work Product shall be sole property of the party whose Work Product was used. To the extent that Visa and JPMC cooperate to develop and/or produce Work Product in connection with performance hereunder, they shall mutually agree in writing, prior to such development or production, regarding which Party or Parties, as the case may be, shall have ownership of such Work Product or portions thereof. In the absence of any such agreement, the Parties shall jointly own such Work Product, provided that neither party will hereby acquire any rights to the other Party’s trademarks or other pre-existing intellectual property.

6. Term and Termination.

6.1 The term of this Schedule Four will commence on the Schedule Effective Date and will continue until terminated as follows:

6.1.1 Either Visa or JPMC may terminate this Schedule Four upon a material breach by the other party of any of its provisions. Such termination must be by written notice, specifying the reason therefore and the effective date of termination, which must not be less than thirty (30) days subsequent to such notice; provided, however, that if the party in breach cures its breach within thirty (30) days of such notice, such termination will not be effective. If a breach cannot be remedied through reasonable diligence within thirty (30) days, the Party allegedly in breach may notify the other Party of its plan for remedying such breach and the termination notice will not be effective so long as such Party diligently pursues its plan, but will take effect in any case if such breach is not remedied within sixty (60) days.

6.1.2 This Schedule Four will terminate automatically upon termination of JPMC’s membership in Visa.

6.2 Section 2 (Confidentiality) and Section 5 (Work Product) of the Master Agreement, and any obligations of the parties accruing prior to the effective date of

3

termination, shall survive termination of this Schedule Four. The Parties will remain responsible for obligations accruing up to the effective date of termination.

7. Application of Visa By Laws and Operating Regulations. Except as set forth herein, nothing in this Agreement will limit or supersede any of Visa’s By-Laws or Operating Regulations (collectively the “Regulations”) all of which govern the relationship between JPMC and Visa, including without limitation provisions relating to warranties, liabilities and indemnification obligations. In the event of apparent conflict between the terms of this Agreement and the Regulations, this Agreement will govern with respect to the subject matter hereof.

8. Master Agreement. This Schedule Four is entered into pursuant and subject to the terms and conditions of the Master Agreement. Nothing in this Schedule Four is intended in any manner whatsoever to modify, amend, alter or change the terms or provisions of the Master Agreement. This Schedule Four and the Master Agreement are intended to be read together, such that this Schedule Four is intended to supplement Master Agreement; provided however, that to the extent there are any inconsistencies between this Schedule Four and the Master Agreement shall control, except to the extent a provision of this Schedule Four expressly provides otherwise by specific reference to the Master Agreement. Without limiting the foregoing, the following paragraphs of the Master Agreement are hereby incorporated herein by reference and shall apply to this Schedule Four in the same manner as they apply to the Master Agreement: Section 2 (Confidentiality), Section 4 (Indemnities), and Section 8 (Miscellaneous Provisions).

IN WITNESS WHEREOF, the parties hereto have caused this Schedule Four to be executed as of the Schedule Effective Date first above written.

VISA U.S.A. INC.

By:	/S/ BRIAN WOOD
Name:	Brian Wood
Title:	Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:	/S/ BOB ROSETTA
Name:	Bob Rosetta
Title:	Managing Director

4

JPMC Document Number CW102204

JPMC Agreement Number CW102204

SCHEDULE FIVE

THIS SCHEDULE FIVE (together with the Annex(es) and Agreement, including JPMorganChase Agreement Number 68593, hereto or incorporated into this document, this “Schedule”), effective as of November 9, 2005 is entered into between JPMorgan Chase Bank, National Association, with headquarters in Columbus, Ohio, and Visa U.S.A. Inc., a Delaware corporation, with offices located at 123 Mission Street, San Francisco, CA 94105.

Schedule Effective Date: November 9, 2005

Visa U.S.A. Inc.		JPMorgan Chase Bank, National Association
By:	/s/ DIANA KNOX	By:	/s/ BOB ROSETTA

Name:	Diana Knox	Name:	Bob Rosetta

Title:	Senior Vice President	Title:	Managing Director

Date:	12/27/05	Date:	16 Dec 05

The following “Schedule” sets forth the duties and obligations of Visa U.S.A. Inc. (“Visa”) and JPMorgan Chase Bank, National Association (“Member”) under which Member will engage in conversion activities directed towards converting cardholders in Member’s Chase Leisure Rewards program (“Chase Leisure Rewards”) to a ** leisure rewards program that will reside on the Visa Extras platform (the “Platform”) and Visa shall provide ** for creation of the Platform, as more specifically set forth in Exhibit A (the “Project”). This Schedule will be effective when it has been signed by both parties (the “Effective Date”) and will terminate upon the conclusion of each party’s obligations herein (the “Term”).

SECTION 1. VISA EXTRAS PROGRAM/INITIATIVE

Member will convert approximately ** existing Chase Leisure Rewards cardholders to the Platform on or around December of 2005 and October of 2006 or such other dates as the parties may mutually agree upon. Visa will provide ** as more specifically provided for in Exhibit A. Member will pay Visa ** dollars ($**) for the ** as outlined in Exhibit A, to be billed through Visa’s monthly statement showing Member’s charges for the prior month (the “Integrated Billing Process”), provided, however, that Visa will be responsible for the ** maintenance costs ($** per month) up to December 1, 2006; Member will assume responsibility for ** costs thereafter. Member will convert approximately ** Texas region Chase Leisure Rewards cardholders to the Platform in

Visa Extras ** Schedule	Page 1 of 6

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

JPMC Document Number CW102204

December of 2005 and approximately ** New York region cardholders to the Platform in the second or third calendar quarter of 2006.

SECTION 2. VISA’S OBLIGATIONS

2.1 Project Management Visa will use reasonable efforts to ensure the Project’s completion on or before November 15, 2005.

2.2 **, Except as otherwise set forth in Section 1 above and Section 2.3 below, Visa agrees ** associated with the Project.

2.3 Billing. Visa will bill ** through Visa’s Integrated Billing Process in two equal installments of $** (each an “Installment”). The first Installment will be billed in the month in which this Schedule is executed or shortly thereafter. The second and final Installment will be billed upon conversion of the ** Texas region cardholders to the Platform in December of 2005. Additionally, Visa will bill Member the ongoing maintenance charges for the ** and ** set forth in Exhibit A through Visa’s Integrated Billing Process (ongoing maintenance fees are subject to change upon 30 days advance written notice to Member). Additional changes to the Visa Extras Platform for ** beyond those described in Exhibit A will require the execution of a new schedule.

2.4 Visa Extras Program. Member and Visa agree that the Regulations, as defined below, the Visa Extras Service Description, the Visa Extras Member Implementation Guide, and the Visa Extras Technical Specifications, as amended by Visa from time to time, that apply to Visa Extras program shall apply to the Chase Leisure Rewards program as developed herein, to the extent such Visa Extras program has been ** pursuant to Exhibit A.

SECTION 3. MEMBER’S OBLIGATIONS

3.1 Chase Leisure Rewards/Visa Extras Conversion. Member agrees to convert Chase Leisure Rewards cardholders to the Platform as set forth in Section 1 (specific launch date to be mutually agreed upon). Every aspect of the conversion will be subject to Visa’s prior written approval that will not be unreasonably withheld.

3.2 Chase Leisure Rewards **. The parties agree that **. This obligation of ** included in the November 2005 Chase Leisure Rewards release applies only to the Visa Extras program that’s available to other members of Visa. For purposes of this Section, ** and it is not otherwise offered by Visa Extras. Furthermore, for ** requested by Member and secured by Visa and/or its marketing agency, Visa agrees **. Member agrees that they will have the option **

Visa Extras ** Schedule	Page 2 of 6

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

JPMC Document Number CW102204

**, and that these opportunities ** will follow the ** schedule for general Visa Extras **. Member agrees to pay the costs for all future updates to the ** following the November 2005 ** (**).

3.3 Payment. Member agrees to pay the two Installments as set forth herein, conditioned upon the provisions of Section 2.1. Member further agrees to pay the development costs, ongoing ** maintenance expenses, and the costs related to **, as prescribed in Exhibit A; such costs are subject to change by Visa upon advanced written notice to Member (such notice will be at least sixty days prior to any fee change). In order to give effect to its purpose, Member’s payment obligations that arose during the Term (e.g., maintenance fees, etc.) that arose prior to the termination of this Schedule shall survive termination of this Schedule.

SECTION 4. GENERAL TERMS AND CONDITIONS

4.1. Confidentiality. Member and Visa agree to keep the terms of this Schedule confidential in accordance with the provisions of Section 2 of the Master Agreement.

4.2. Termination Rights. In addition to all other rights provided for herein, either party may terminate this Schedule upon thirty days’ written notice in the event the other party breaches any of the terms hereof or defaults on any of its obligations hereunder, and such breach or default remains uncured through the thirty-day notice period.

4.3. Notices. All notices and other communications required to be given pursuant to this Schedule shall be in writing and shall be deemed to have been given: (i) when personally delivered; or (ii) three (3) business days after mailing, postage prepaid, by certified mail; or (iii) when delivered (and receipted for) by an overnight delivery service, addressed (unless a different address shall have been designated in writing) in the case of Member to the Notice addresses contained in Section 8.1 of the Master Agreement and to Member’s designated line of business representatives and in the case of Visa to: Visa U.S.A. Inc., 900 Metro Center Boulevard, Foster City, CA 94404, Attn. Diana Knox (with a copy to: General Counsel, to the same Visa address).

4.4. Visa Regulations. Nothing in this Schedule will limit or supersede any of Visa’s By-Laws or Operating Regulations (collectively the “Regulations”) or the Agreement, all of which continue to govern the relationship between Member and Visa. In the event of any apparent conflict between the terms of this Schedule and the Regulations, the Regulations will govern.

Visa Extras ** Schedule	Page 3 of 6

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

JPMC Document Number CW102204

Exhibit A

Chase Leisure Rewards **

**

Visa Extras ** Schedule	Page 4 of 6

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

JPMC Document Number CW102204

**

Visa Extras ** Schedule	Page 5 of 6

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

JPMC Document Number CW102204

**

7.	Accepting Testing of Project. Upon receipt of deliverables, Member will have opportunity to conduct end to end testing in a production environment; if functionality or appearance does not reflect agreed-upon project requirements, Visa will use reasonable efforts to ensure the timely correction of any such issues. If, upon receipt of deliverables, Member requests changes that are outside of the scope of the agreed-upon project requirements, these changes will be made in a future release and will be subject to a separate pricing quote.

Total Development Cost to JPMorgan Chase Bank, National Association: $**

Development costs to be charged to Member though Visa’s Integrated Billing Process.

Ongoing maintenance cost for **: $** per year starting November, 2005, to be charged quarterly through Visa’s Integrated Billing Process.

Ongoing maintenance cost for **: $** per month starting November, 2005, to be charged quarterly through Visa’s Integrated Billing Process. (Visa agrees to **; as of **, Member assumes responsibility for these costs.)

Costs to **: $** for **, to be charged upon ** (this option will be available to Member **).

Visa Extras ** Schedule	Page 6 of 6

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

SCHEDULE SIX - Visa Extras ** Agreement Phase II

THIS SCHEDULE SIX (together with the Annex(es) and Agreement, including JPMorganChase Agreement Number 68593, hereto or incorporated into this document, this “Schedule”), effective as of November 9, 2005 is entered into between JPMorgan Chase Bank, National Association, with headquarters in Columbus, Ohio, and Visa U.S.A. Inc., a Delaware corporation, with offices located at 123 Mission Street, San Francisco, CA 94105.

Schedule Effective Date: November 9, 2005

Visa U.S.A. Inc.		JPMorgan Chase Bank, National Association

By:	/s/ ALISON L. CAIN	By:	/s/ MARSHA HUBER

Name:	Alison L. Cain	Name:	Marsha Huber

Title:	VP	Title:	SVP

Date:	5/23/06	Date:	5/15/06

The following sets forth the agreement between Visa U.S.A. Inc. (“Visa”) and JP Morgan Chase & Company (“Member”) under which Visa, through its marketing agency Carlson Marketing Group (“CMG”), will ** Member’s Visa Extras ** (the “Project”). This Schedule will commence when it has been signed by both parties (the “Effective Date”) and will terminate upon completion of each parties obligations as set forth herein (the “Term”).

SECTION 1. PROJECT DESCRIPTION

The specific enhancements pertaining to Visa Extras for Member’s **, are set forth in Exhibit A which is hereby incorporated by reference.

SECTION 2. VISA’S OBLIGATIONS

2.1 Project Management. Visa will manage CMG on Member’s behalf to ensure the timely delivery of the Project and ongoing maintenance for the **. Visa will use reasonable efforts to ensure the Projects completion by November 15, 2005.

2.2 Billing. Visa will bill the one-time fee of $** to ** and will be ** in the Master Agreement.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

SECTION 3. MEMBER’S OBLIGATIONS

3.1 Project Manager. Member will designate project manager to work with CMG and Visa on the Project.

3.2 Payment. Member acknowledges that Visa is ** fee for the Project under that section of the Master Agreement in which Visa is **.

SECTION 4. GENERAL TERMS AND CONDITIONS

4.1. Confidentiality. Member and Visa agree to keep the terms of this Schedule, including all costs incurred by either party in performing its obligations hereunder as confidential in accordance with the provisions of Section 2 of the Master Agreement.

4.2. Termination Rights. Either party may terminate this Schedule upon thirty days’ written notice in the event the other party breaches any of the terms hereof or defaults on any of its obligations hereunder, and such breach or default remains uncured through the thirty-day notice period.

4.3. Notices. All notices and other communications required to be given pursuant to this Schedule shall be in writing and shall be deemed to have been given: (i) when personally delivered; or (ii) three (3) business days after mailing, postage prepaid, by certified mail; or (iii) when delivered (and receipted for) by an overnight delivery service, addressed (unless a different address shall have been designated in writing) in the case of Member to: JPMorgan Chase Bank, 1111 Polaris Parkway, Mailcode OH1-0638, Columbus, OH 43240, Attn. Contracts Group and in the case of Visa to: Visa U.S.A. Inc., 900 Metro Center Boulevard, Foster City, CA 94404 Attn. Diana Knox (with a copy to: General Counsel, to the same Visa address).

4.4. Visa Regulations. Nothing in this Schedule will limit or supersede any of Visa’s By-Laws or Operating Regulations (collectively the “Regulations”) all of which continue to govern the relationship between Member and Visa. In the event of any apparent conflict between the terms of this Schedule and the Regulations, the Regulations will govern.

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

Exhibit A

Project Specifics – Phase II

JP Morgan Chase & Company has requested **.

•	Included in the JP Morgan Chase & Company Visa Extras ** to the following:

•	**

•	Included in the Visa Extras ** to the following:

•	**

•	included in the Visa Extras ** to the following:

•	**

**

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

**

•	Included in the Visa Extras ** to the following:

**

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

VISAVUE ONLINE Schedule

[replacing VisaVue Advantage]

THIS SCHEDULE 7 (together with the Annexes and Master Agreement (JPMC Agreement #68593) (“Master Agreement”), hereto or incorporated into this document, this “Schedule 7”), dated as of January 4, 2007, is entered into between JPMorgan Chase Bank, N.A. (“JPMC”), a New York banking corporation with offices located at 270 Park Avenue, New York, NY 10017, and Visa U.S.A. Inc. (“Visa”), a Delaware corporation, with offices located at 900 Metro Center Blvd., Foster City, California 94044.

Schedule Effective Date: July 1, 2004

Visa USA		JPMorgan Chase Bank, N.A.

By:	/s/ Diana Knox	By:	/s/ Caiyn Kaiser
Name:	Diana Knox	Name:	Caiyn Kaiser

Title:	SVP	Title:	SVP Associate Manager

Date:	1/16/07	Date:	1/10/07

WITNESSETH:

WHEREAS, VISA is a Delaware corporation and is the administrator of the VisaVue Online Service (the “Service”), offered to its Member financial Institutions pursuant to its Certificate of Incorporation, By-Laws, Operating Regulations, VisaVue Online. Member Implementation Guide, the VisaVue Online User Guide and/or the VisaVue Online terms, each of the foregoing as may be in effect from time to time (collectively “the Rules”); and

WHEREAS, MEMBER is a VISA Member financial institution and desires to participate in the Service.

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises hereinafter set forth, it is agreed:

1. DESCRIPTION AND USE.

a. VisaVue Online is an online application designed to provide Visa Member financial institutions with information based on their Visa transaction activity which can be used in connection with Member financial institution portfolio management and marketing efforts. Detailed information as to the access, features, functionality and operation of the Service is in the VisaVue Online Member Implementation Guide and/or User Guide.

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b. MEMBER may access and use the Service to analyze MEMBER Visa transaction information to enhance its portfolio management and marketing efforts. MEMBER shall only access and use the Service strictly in accordance with the terms of this Agreement and the Rules. MEMBER shall not access the Service in any manner that exceeds the scope of access permitted under this Agreement. MEMBER shall access the Service only to access data concerning its cardholders. MEMBER shall access and use data obtained through the Service solely for lawful purposes.

c. MEMBER acknowledges that all access to the Service is accomplished through Visa Online (“VOL”). MEMBER’s access and continued access to the Service is subject to MEMBER’s continued access and compliance with the rules and regulations governing the access and use of VOL.

d. MEMBER may permit its Co-brand Partners to access the Service provided, that, Visa, the Co-Brand Partner and MEMBER execute a tri-party participation agreement with terms reasonably acceptable to Visa and which shall be similar in scope to the sample agreement set forth in Exhibit A and further provided that the Co-brand Partner agrees to follow the enrollment processes set forth in the Rules.

e. MEMBER shall not permit any MEMBER agent or affiliate access to the Service except as such contractor or affiliate executes an agreement with obligations, limitations and confidentiality obligations at least as restrictive as those herein. Except for such agents or affiliates and authorized Co-brand Partners, MEMBER shall not permit any third party access to the Service.

f. MEMBER will designate one more “Access Stewards” who will manage the access of MEMBER or Co-Brand Partner personnel in accordance with the Rules. MEMBER will designate Access Stewards in accordance with the Rules. All requests to add, delete or modify the access rights to the Service shall originate from an Access Steward. Access Steward shall within twenty-four (24) hours inform VISA of any need to delete or modify access to the Service.

g. MEMBER may obtain support for the Service in accordance with the Rules.

h. MEMBER acknowledges that data of the Service is received in raw form from MEMBER, other VISA Member financial institutions, Processors, and merchants, and is used in the Service “as is” without any warranties of any kind, express or implied, including, without limitation, the implied warranties of merchantability, fitness for a particular purpose and/or non-infringement.

i. MEMBER acknowledges that the Service is intended for trending analysis only and is not intended for the use of financial auditing or bookkeeping. The formulas used to calculate certain results are unique to the Service and may not be representative to internal or external references.

j. Unless otherwise communicated to Visa by Member at the time of a suggestion, MEMBER grants VISA all rights necessary for VISA to make use of any and all suggestions and ideas generated by MEMBER and/or any MEMBER agent or affiliate for improvement of the Service, and to implement any such suggestions or ideas in future versions of the Service as it is made available to MEMBER and/or any other party.

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k. VISA expressly reserves the right, at its sole discretion, to take any of the following steps at any time:

(1) Controlling access to the Service.

(2) Revoking access privileges of MEMBER or any other party immediately if VISA determines, in its sole discretion, that misuse has occurred. Misuse is defined as access or use of the Service in a manner in violation of this Agreement and/or the Rules.

(3) Determining content accessed through the Service, including removing particular content, at its sole discretion, at any time without prior notice to MEMBER or any other party.

Notwithstanding anything to the contrary in this Section 1(k), Visa will use its commercially reasonable efforts to provide ninety (90) days advance written notice of any action hereunder, but shall be obligated to provide only such notice as is practicable under the circumstances.

2. COMPLIANCE WITH RULES. MEMBER acknowledges receipt and/or possession of the Rules; is fully aware of its rights, duties and obligations as stated therein; and agrees to be bound by and perform in a safe and sound manner all requirements in the Rules applicable to its participation in the Service. MEMBER acknowledges that this Agreement does not supersede MEMBER’s obligations under the VISA Certificate of Incorporation, By-Laws and Operating Regulations. All provisions of VISA’s Operating Regulations regulating and governing the use of VISA systems and services, including, but not limited to, indemnification, warranty, risk management, confidentiality and license shall be deemed applicable to the Service and MEMBER’s participation in the Service. MEMBER bears sole responsibility for and will ensure that it is in compliance with all applicable laws and regulations including without limitation relevant federal, state, and local laws and regulations as any of them may apply to MEMBER’s participation in the Service. MEMBER acknowledges and agrees that MEMBER will be liable for all acts and omissions of any permitted agents, affiliates and/or Co-Brand Partners in accessing the Services.

3. SERVICE PRICING. MEMBER shall either: (i) pay fees for participation in the Service as published by VISA from time to time; or (ii) pursuant to the terms of the appropriate Master Agreement.

4. TERM AND TERMINATION. This Agreement shall become effective as of the date this Agreement is fully executed by the parties, and shall continue until terminated hereunder (the “Term”). The Agreement shall terminate automatically upon MEMBER’s violation of the terms and conditions of this Agreement; MEMBER’s withdrawal or expulsion from membership in VISA. Participation by MEMBER in the Service is at its own discretion and that of VISA. MEMBER may terminate its participation in the Service upon 30 days written notice to VISA of its intent to do so. In addition, VISA may limit or terminate this Agreement or MEMBER’s

209

participation in the: (i) the Service in accordance with the terms of the Master Agreement; or (ii) online portion of the Service (thus limiting MEMBER’s access to the service to offline reporting) hereunder upon the expiration of thirty (30) days after written notice by Visa to Member, which notice shall include a detailed description of the time, place and manner of the alleged failures to comply, if MEMBER fails to comply with the material terms of this Schedule provided MEMBER has not cured its non-compliance within such 30 day period or if such non-compliance can not reasonably be cured within such thirty days, such longer period of time as the parties may agree taking into consideration the nature scope of the non-compliance.

5. ENTIRE AGREEMENT. Except as expressly indicated herein, this Schedule, the Master Agreement, and the Rules, represent the entire agreement between the parties relating to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed.

JPMorgan Chase Bank, National Association (“MEMBER”)	VISA U.S.A. Inc. (“VISA”)

By:	By:

Print Officer’s	Print Officer’s
Name:	Name:

Title:	Title:

Date:	Date:

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Exhibit A

Form of

VisaVue Online Co-Brand Partner

Participation Agreement

THIS AGREEMENT is by and among VISA U.S.A. Inc. (“VISA”), having an office and its principal place of business at 900 Metro Center Boulevard, Foster City, California, 94404, (phone 650-432-3200; fax 650-432-8510),                                         , (“Co-Brand Partner”), having an office and its principal place of business at                                                                                  , (phone                                         ; fax                     ); and                                         , (“MEMBER”).

WITNESSETH:

WHEREAS, VISA is a membership corporation and is the administrator of the VisaVue Online Service (the “Service”), offered to its Member financial institutions pursuant to its Certificate of Incorporation, By-Laws, Operating Regulations, VisaVue Online Member Implementation Guide, the VisaVue Online User Guide and/or the VisaVue Online terms, each of the foregoing as may be in effect from time to time (collectively “the Rules”); and

WHEREAS, MEMBER is a VISA Member financial institution and has entered into an agreement to subscribe to the Service (the “Partnership Agreement”).

WHEREAS, Co-Brand Partner has a relationship with MEMBER and desires to obtain access to the Service to review Co-Brand Partner’s own data.

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises hereinafter set forth, it is agreed:

1. DESCRIPTION AND USE.

a. VisaVue Online is an online application designed to provide Visa Member financial institutions and its Co-Brand Partners with information based on their Visa transaction activity which can be used in connection with Co-Brand Partner’s portfolio management and marketing efforts. Detailed information as to the access, features, functionality and operation of the Service is in the VisaVue Online Member Implementation Guide and/or User Guide.

b. Co-Brand Partner may access and use the Service to analyze Co-Brand Visa transaction information to enhance its portfolio management and marketing efforts. Co-Brand Partner shall only access and use the Service strictly in accordance with the terms of this Agreement and the Rules. Co-Brand Partner shall not access the Service in any manner that exceeds the scope of access permitted under this Agreement. Co-Brand Partner shall access the Service only to access data concerning its cardholders. Co-Brand Partner shall access and use data obtained through the Service solely for lawful purposes.

c. Co-Brand Partner acknowledges that all access to the Service is accomplished through Visa Online (“VOL”). Co-Brand Partner’s access and continued access to the Service is subject to Co-Brand Partner’s continued access and compliance with the rules and regulations governing the access and use of VOL.

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d. Co-Brand Partner shall only permit its full-time employees to have access to the Service. Co-Brand Partner shall coordinate all access additions, deletions or modifications to the Service through MEMBER. Co-Brand Partner shall not permit any third party access to the Service. Co-Brand Partner shall inform MEMBER within twenty-four (24) hours of any need to delete or otherwise modify access to the Service.

e. Co-Brand Partner acknowledges that data of the Service is received in raw form from MEMBER, other VISA Member financial institutions, Processors, and merchants, and is used in the Service “as is” without any warranties of any kind, express or implied, including, without limitation, the implied warranties of merchantability, fitness for a particular purpose and/or non-infringement.

f. Co-Brand Partner acknowledges that the Service is intended for trending analysis only and is not intended for the use of financial auditing or bookkeeping. The formulas used to calculate certain results are unique to the Service and may not be representative to internal or external references.

g. Co-Brand Partner may obtain support for the Service in accordance with the Rules.

h. Co-Brand Partner grants VISA all rights necessary for VISA to make use of any and all suggestions and ideas generated by Co-Brand Partner personnel for improvement of the Service, and to implement any such suggestions or ideas in future versions of the Service as it is made available to Co-Brand Partner and/or any other party.

i. VISA expressly reserves the right, at its sole discretion, to take any of the following steps at any time:

(1) Controlling access to the Service.

(2) Revoking access privileges of Co-Brand Partner or any other party immediately if VISA determines, in its sole discretion, that misuse has occurred. Misuse is defined as access or use of the Service in a manner in violation of any of the terms and conditions in this Agreement and/or the Rules.

(3) Determining content accessed through the Service, including removing particular content, at its sole discretion, at any time without prior notice to Co-Brand Partner or any other party.

Notwithstanding anything to the contrary in this Section. 1(i), Visa will use its commercially reasonable efforts to provide ninety (90) days advance written notice of any action hereunder, but shall be obligated to provide only such notice as is practicable under the circumstances.

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2. INDEMNIFICATION.

Co-Brand Partner shall, at its sole expense, indemnify, defend and hold MEMBER, VISA and its Member financial institutions, their respective directors, officers, employees, agents and affiliates (collectively, “Indemnified VISA Parties”) harmless from and against all claims, suits, actions, damages, settlements, losses, liabilities, costs and expenses, including without limitation reasonable attorneys’ fees, arising out of or in connection with: (a) a breach of this Agreement or the Rules by Co-Brand Partner or any Co-Brand Partner personnel; and/or (b) the negligence or intentional misconduct of Co-Brand Partner and/or any of its personnel.

3. LIMITATION OF LIABILITY.

IN NO EVENT SHALL VISA BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL OR EXEMPLARY DAMAGES ARISING IN CONNECTION WITH THIS AGREEMENT AND/OR ITS SUBJECT MATTER, REGARDLESS OF THE THEORY OF LIABILITY GIVING RISE TO SUCH DAMAGES, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE, AND REGARDLESS OF WHETHER SUCH PARTY WAS ADVISED OR AWARE OF THE POSSIBILITY OF SUCH DAMAGES. VISA’s LIABILITY UNDER THIS AGREEMENT SHALL NOT EXCEED THE SERVICE FEES RECEIVED BY MEMBER ATTRIBUTIBLE TO CO-BRAND PARTNER’S ACCESS TO THE SERVICE OVER THE PREVIOUS TWELVE (12) MONTHS.

4. TERM AND TERMINATION.

This Agreement shall become effective as of the date this Agreement is fully executed by the parties, and shall continue until terminated hereunder (the “Term”). The Agreement shall terminate automatically upon Co-Brand Partner’s violation of the terms and conditions of this Agreement or MEMBER’s breach of the Visa Vue Schedule entered into between Member and Visa as Schedule 7 to the Master Agreement or its withdrawal or expulsion from membership in VISA. Participation by Co-Brand Partner in the Service is at its own discretion and that of MEMBER and VISA. Co-Brand Partner may terminate its participation in the Service upon 30 days written notice to MEMBER and VISA of its intent to do so. MEMBER may at any time limit or terminate this Agreement or Co-Brand Partner’s participation in the Service hereunder upon thirty (30) days written notice at MEMBER’s sole discretion.

5. CONFIDENTIALITY, PUBLICITY.

a. The term “Confidential Information” shall mean: this Agreement and all proprietary information, data, trade secrets, business information and other information of any kind whatsoever which (a) a party (“Discloser”) discloses, in writing, orally or visually, to the other party (“Recipient”), or to which Recipient has access, in connection with the negotiation and performance of this Agreement, and which (b) relates to (i) the Discloser, (ii) in the case of VISA, MEMBER and its customers, or (iii) third-party vendors or licensors who have made confidential or proprietary information available to MEMBER or VISA.

b. Each of the parties, as Recipient, hereby, agrees on behalf of itself and its representatives and subcontractors, that Confidential Information will not be disclosed or

3

made available to any person for any reason whatsoever, other than on a “need to know basis” and then only to: (a) its representatives; (b) subcontractors and other third-parties specifically permitted under this Agreement, provided that all such persons are subject to a confidentiality agreement which shall be no less restrictive than the provisions of this Section 5; (c) employees with a need to know who are obligated to hold such information confidential, and (d) as required by law or as otherwise permitted by this Agreement, either during the term or after the termination of this Agreement. Prior to any disclosure of Confidential Information as required by law, the Recipient shall (i) notify the Discloser of any, actual or threatened legal compulsion of disclosure, and any actual legal obligation of disclosure immediately upon becoming so obligated, and (ii) cooperate with the Discloser’s reasonable, lawful efforts to resist, limit or delay disclosure. Nothing in this Section 5 shall require any notice or other action by Co-Brand Partner in connection with request or demands for Confidential Information by bank examiners.

c. The obligations of confidentiality in this Section 5 shall not apply to any information which a party rightfully has in its possession when disclosed to it by the other party, information which a party independently develops, information which is or becomes known to the public other than by breach of this Section 5 or information rightfully received by a party from a third party without the obligation of confidentiality.

d. All media releases, public announcements and public disclosures by either party, or their representatives, relating to this Agreement or the name or logo of Co-Brand Partner, MEMBER or VISA, including, without limitation, promotional or marketing material, but not including any disclosure required by legal, accounting or regulatory requirements beyond the reasonable control of the releasing party, shall be coordinated with and approved by the other party in writing prior to the release thereof as provided herein. Either party shall obtain prior written approval from the other party for any news releases, press advisories and interviews relating to the Service. Each party shall review all submissions and notify the other party in writing within five (5) business days of its approval, which shall not be unreasonably withheld. Co-Brand Partner acknowledges and agrees, subject to approval of copy, that VISA may announce Co-Brand Partner’s participation in the Service.”

6. CHOICE OF LAW AND FORUM. This Agreement shall be interpreted according to the internal laws of the State of California, and not its conflict of law provisions. The parties hereby submit to the jurisdiction of the courts in the State of California.

7. NOTICE. Notice to each party under this Agreement shall be sent to the respective address or facsimile number shown above unless a written change of address or facsimile number is received by the notifying party. If notice is sent to an address, it shall be deemed validly sent upon deposit via registered mail or via an express courier service, and shall be deemed received five (5) days after the date of such deposit. If notice is sent by facsimile, it shall be deemed validly sent upon the sending facsimile machine’s confirmation that the transmission was completed, and shall be deemed received one (1) day after the date of such confirmation.

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8. ENTIRE AGREEMENT. Except as expressly indicated herein, this Agreement and its attached Exhibit, along with the Rules, represent the entire agreement between the parties relating to the subject matter hereof. No modification or waiver of this Agreement or Exhibits hereto shall be binding unless it is in writing and signed by both parties. If a court of competent jurisdiction finds any provision of this Agreement invalid, illegal or unenforceable, the parties shall omit it from the Agreement to the extent required. The remaining terms shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed.

JPMorgan Chase Bank, National Association (“Co-Brand Partner”)	VISA U.S.A. Inc. (“VISA”)

By:	By:

Print Officer’s	Print Officer’s
Name:	Name:

Title:	Title:

Date:	Date:

JPMorgan Chase Bank, N.A. (“Member”)

By:

Name:

Title:

Date:

5

** PILOT SCHEDULE

MEMBER PARTICIPATION

THIS SCHEDULE 8 (together with the Annex(es) and Agreement, hereto or incorporated into this document, this “Schedule 8”), dated as of             , 2006, is entered into between JPMorgan Chase Bank (“JPMC”), a New York banking corporation with offices located at 270 Park Avenue, New York, NY 10017, and Visa U.S.A. Inc. (“Visa”), a              corporation, with offices located at             .

Schedule Effective Date: [Insert date]

Visa USA		JPMorgan Chase Bank

By:	/s/ Brian Wood	By:	/s/ Paul Simon
Name:	Brian Wood	Name:	Paul Simon

Title:	Vice President	Title:	Information Security

Date:	July 23, 2007	Date:	6/15/07

WITNESSETH:

WHEREAS, VISA is piloting a service for ** (the “Service”), offered to its Member financial institutions pursuant to its Certificate of Incorporation, By-Laws, Operating Regulations, ** Member Implementation Guide, the ** User Guide and/or ** terms, each of the foregoing as may be in effect from time to time (collectively “the Rules’); and

WHEREAS, MEMBER is a VISA Member financial institution and desires to participate in the Service.

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises hereinafter set forth, it is agreed:

1. DESCRIPTION AND USE.

a. The Service, described in more detail on Exhibit A is designed to provide Visa Member financial institutions **. Detailed information as to the access, features, functionality and operation of the Service is set forth on Exhibit A and in the ** Member Implementation Guide and/or User Guide.

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**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

b. MEMBER acknowledges and agrees that the Service is a limited scope pilot program with scope and limitations set forth on Exhibit B (the “Pilot”).

c. MEMBER and designated Pilot participants shall meet with VISA in accordance with Exhibit B to review the implementation and/or experiences regarding the Pilot.

d. MEMBER shall only utilize the Service strictly in accordance with the terms of this Agreement and the Rules. MEMBER shall not access the Service in any manner that exceeds the scope of access permitted under this Agreement.

e. Except with regard to **, MEMBER acknowledges that utilizing the Service provides MEMBER’S employees and designees ** (“Visa Applications”). MEMBER acknowledges and agrees that any access to Visa Applications is subject to the terms and conditions that govern such Visa Applications. The terms of this Agreement are not designed to override any terms and conditions that govern the use of such Visa Applications.

f. MEMBER will designate one or more “Access Stewards” who will manage participants and/or access to the Service in accordance with the Rules. MEMBER will designate Access Stewards in accordance with the Rules. All requests to add, delete or modify the access rights to the Service shall originate from an Access Steward. Access Steward shall by the end of the following business day inform VISA of any need to delete or modify access to the Service as required by the Rules.

g. MEMBER may obtain support for the Service in accordance with the Rules.

h. MEMBER acknowledges that the Service is a pilot service and is undertaken in part to assess opportunities for improvement prior to making the service available to the general membership. Accordingly, the parties will work cooperatively to identify potential service improvements and to resolve service issues that may arise. Except as stated above, the service is provided by VISA subject to the responsibilities of the parties as set forth in the Rules.

i. MEMBER acknowledges that the service is intended to be provided to the membership at large that MEMBER grants VISA all rights necessary for VISA to make use of any and all suggestions and ideas generated by MEMBER and/or any MEMBER agent or affiliate for improvement of the Service, and to implement any such suggestions or ideas in future versions of the Service as it is made available to MEMBER and/or any other party.

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**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

j. VISA expressly reserves the right, at its sole discretion, to take any of the following steps at any time:

(1) Controlling access to the Service.

(2) Revoking access privileges of MEMBER, MEMBER’s employees and agents or any other party immediately if VISA determines, in its sole discretion, that misuse has occurred. Misuse is defined as access or use of the Service in a manner in violation of this Agreement and/or the Rules.

(3) Determining Visa Applications accessed through the Service, including removing particular Visa Applications, at its sole discretion, at any time without prior notice to MEMBER or any other party.

Notwithstanding anything to the contrary in this Section 1(j), Visa will use its commercially reasonable efforts to provide ninety (90) days advance written notice of any action hereunder, but shall be obligated to provide only such notice as is practicable under the circumstances.

2. COMPLIANCE WITH RULES. MEMBER acknowledges receipt and/or possession of the Rules; is fully aware of its rights, duties and obligations as stated therein; and agrees to be bound by and perform in a safe and sound manner all requirements in the Rules applicable to its participation in the Service. MEMBER acknowledges that this Agreement does not supersede MEMBER’s obligations under the VISA Certificate of Incorporation, By-Laws and Operating Regulations. All provisions of VISA’s Operating Regulations regulating and governing the use of VISA systems and services, including, but not limited to, indemnification, warranty, risk management, confidentiality and license shall be deemed applicable to the Service and MEMBER’S participation in the Service. MEMBER bears sole responsibility for and will ensure that it is in compliance with all applicable laws and regulations including without limitation relevant federal, state, and local laws and regulations as any of them may apply to MEMBER’s participation in the Service. MEMBER acknowledges and agrees that MEMBER will be liable for all acts and omissions of any permitted agents and/or affiliates in accessing the Services.

3. SERVICE PRICING. MEMBER shall either: (i) pay fees for participation in the Service as published by VISA from time to time; or (ii) pursuant to the terms of the appropriate Master Agreement. For purposes of the Pilot, pricing of the Service is set forth in Exhibit B.

4. TERM AND TERMINATION. This Agreement shall become effective as of the date this Agreement is fully executed by the parties, and shall continue until expiration of the Pilot (as set forth on Exhibit B unless otherwise terminated earlier (the “Term”). The Agreement shall terminate automatically upon MEMBER’s violation of the terms and conditions of this Agreement; MEMBER’s withdrawal or expulsion from membership in VISA. Participation by MEMBER in the Service is at its own discretion and that of VISA. MEMBER may terminate its participation in the Service upon 30 days written notice to VISA of its intent to do so. VISA may at any time limit or terminate this Agreement or MEMBER’s participation in the Service hereunder upon thirty (30) days written notice at VISA’s sole discretion.

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5. INDEMNIFICATION. MEMBER shall indemnify VISA from any and all claims, losses and/or damages arising from: (i) MEMBER’s failure to send VISA a complete authentication request in accordance with the Rules; (ii) any compromise of MEMBER’s authentication processes and/or data that results in a potential or actual compromise of VISA’s systems.

6. ENTIRE AGREEMENT. Except as expressly indicated herein, this Schedule 8, the Master Agreement, and the Rules, represent the entire agreement between the parties relating to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed.

JPMorgan Chase Bank, National Association (“MEMBER”)		VISA U.S.A. Inc. (“VISA”)

By:	/s/ Paul Simon	By:	/s/ Brian Wood

Print Officer’s		Print Officer’s
Name:	Paul Simon	Name:	Brian Wood

Title:	Information Security	Title:	Vice President

Date:	6/15/07	Date:	7-23-07

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Exhibit A

** DESCRIPTION

Visa will provide a **.

The business and technical requirements for the pilot are specified in the document “**”

The use case scenarios supported for the pilot are specified in the documents “**”.

The technical specifications for the interface to Visa’s ** gateway are discussed in “**”

These specifications are the agreed standards in which Visa and JPMC will support ** for the pilot.

In addition to the technical specifications, Visa and JPMC agree on the roles and responsibilities for the installation, configuration, and ongoing support of the ** during the pilot as outlined in the following Member Implementation (MIG) document: “**”

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**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

Exhibit B

Pilot Limitations

1) The pilot is open to any **.

2) The number of users for the pilot can include **.

3) Term: Initial term for designated “pre-pilot” users shall be **. Pilot term for remaining pilot users will be **. A ** checkpoint will be held during pilot term to capture plans for full production roll-out.

4) Feedback and meeting requirements: JPMC and Visa agree to meet on a weekly basis to discuss project status and technical issues, questions, and concerns. JPMC agrees to provide feedback on the pilot results in determining requirements for future pilots and migration to full production.

5) Pricing: **

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**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.

Schedule 9

BASE II File Rebuild Process

THIS base II rebuild schedule (together with the Master Agreement (JPMC Agreement #68593) and any Annexes hereto this) (“Schedule 9”), dated as of April 20, 2007 is entered into between JPMorgan Chase Bank N.A. (“JPMC”), and Visa U.S.A. Inc. (“Visa”), a Delaware corporation, with offices located at 900 Metro Center Blvd, Foster City, California 94044.

Schedule Effective Date: April, 20th, 2007

Visa USA		JPMorgan Chase Bank, N.A.

By:	/s/ Renee Ratay	By:	/s/ Ira Goldman
Name:	Renee Ratay	Name:	Ira Goldman

Title:	Vice President	Title:	Business Operations Manager

Date:	5-11-07	Date:	May 2, 2007

WHEREAS, in connection with Chase’s transfer to an in house processing system Chase desires VISA to assist with the development of BASE II test files for delivery to new a BIN at Chase, the new Bin being the (“BASE II endpoint”).

Whereas, Chase has requested a statement of work from Visa to assist with the development of the BASE II test files for the new Base II endpoint, a copy of which is attached hereto and incorporated by reference.

WHEREAS, VISA is willing to perform such services.

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises hereinafter set forth, it is agreed:

(1) Definitions. Unless otherwise defined herein, all capitalized terms shall have the meaning set forth in the Agreement.

(2) VISA will perform the services required to develop the Deliverables as set forth in the attached statement of work.

(3) All Deliverables shall be provided within the time periods specified in the Statement of work and for the prices stated therein.

Statement of Work

This Statement of Work was requested by Chase to assist with the development of BASE II test files for Chase’s new BASE II endpoint. Visa will rebuild the ** BASE II files and separate out Chase transactions if necessary. The Chase transaction will then be enhanced to allow delivery to Chase’s new BASE II endpoint for testing.

This Statement of Work (SOW) covers the following deliverables:

Deliverable 1

•	Visa will develop the functionality to rebuild Chase’s daily BASE II file processed by ** and deliver to Chase BIN ** on or before **.

•	For this effort Visa will bill Chase $** in their Integrated Billing statement under BIN **.

Deliverable 2

•	Visa will deliver to Chase BIN ** copies of their BASE II files currently sent to ** on a daily basis during the test period.

•	The test period is defined as when Chase advises Visa when they are ready to receive test files and when they wish to stop receiving test files; currently projected as:

•	**

•	**

•	**

•	For this effort Visa will bill Chase $** per file sent to Chase during the test period. Billing will be monthly via their Integrated Billing statement under BIN **.

2

**	Omitted pursuant to a confidential treatment request. The confidential portion has been filed separately with the SEC.